UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION
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FirstEnergy Corp.
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2024 Proxy Statement

and Notice of Annual Meeting of Shareholders

Annual Meeting | May 22, 2024

FirstEnergy®

Letter from Our Chair

March 29, 2024

Letter from Our CEO & Chair	Brian X. Tierney President & CEO John W. Somerhalder III Non-Executive Board Chair

Dear FirstEnergy Shareholders:

Thank you for your confidence in FirstEnergy. On behalf of your Board of Directors and management team, we hope you will join us at our 2024 Annual Meeting of Shareholders on May 22, 2024, at 8 a.m., EDT. A schedule of business to be conducted at the meeting is available in the attached Notice of the 2024 Annual Meeting of Shareholders, and the accompanying Proxy Statement includes information about your Board; items to be voted on; FirstEnergy’s employee, environmental, social and governance (“EESG”) practices; and our executive compensation programs. To support greater accessibility for all shareholders, the meeting will be conducted online. To attend the virtual event, please follow the registration instructions listed on your proxy card. Additional registration information is available in the Questions and Answers section of this Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.”

A New Energy

Powered by our passionate employees and guided by our experienced leadership team and engaged Board, FirstEnergy is accelerating its transformation into a premier utility. We’re proud of the progress we’ve made. With a strong foundation, clear focus and robust strategy to deliver long-term value to our shareholders, customers, communities and employees, we’re excited about our future. Your Board and FirstEnergy’s executive management team are aligned behind a business model grounded in investing, operating, recovering costs and financing our regulated utility operations. This business model creates a “virtuous cycle” that will help improve reliability and the customer experience, grow rate base, engage employees, improve returns and maintain a strong balance sheet. Along with our unwavering commitment to ethics and integrity, performance excellence and continuous improvement, we are confident that strong execution of this model will help us achieve our strategic objectives and deliver value to our investors. Our recent results illustrate the compelling progress we are making in your Company’s transformation, guided by the virtuous cycle.

2024 PROXY STATEMENT

Letter from Our Chair

Invest

We invest in our regulated operations to improve reliability and the customer experience. We invest in our people to attract, retain and develop talented, diverse and engaged employees to carry out our mission.

◾

Implementing a robust plan for customer-focused growth. Earlier this year, we expanded our customer-focused growth initiatives with the introduction of Energize365, a five-year, $26 billion regulated investment program to deliver the power our customers depend on now and in the future. Energize365 solidly supports our long-term, 6% to 8% targeted annual operating earnings per share growth rate.

◾

Revitalizing our leadership team. We were pleased to welcome several leaders, all with extensive utility experience, to FirstEnergy in 2023: Wade Smith is our new President of FirstEnergy Utilities; Toby Thomas is Chief Operating Officer; Abigail Phillips is Vice President and Chief Risk Officer; and Amanda Mertens Campbell is Vice President External Affairs. Each of these outstanding individuals has the experience, leadership and integrity to help lead their functions and make a significant difference at your Company. In addition, we’re working to name new presidents for each of our five operating businesses who will report to Wade, as well as an executive to lead our Shared Services organization.

Operate

The second phase of the cycle engages our skilled, trained, talented and diverse team of employees to effectively implement our investment plans, seek opportunities for continuous improvement as we deliver safe, reliable and affordable electricity to our customers and deliver value to our investors.

◾

Enhancing our focus on the customer. To execute our vision, we’re shifting more decision-making and accountability for our operations closer to our customers, regulators and employees doing the work. Our new operating structure includes five major businesses: Ohio, Pennsylvania, New Jersey, West Virginia/Maryland and our standalone Transmission properties. This structure will foster better execution at the business unit level.

◾

Embracing a continuous improvement mindset. We were buffeted by numerous financial headwinds in 2023, including weather and the impact of market conditions on our pension plan. Through a determined effort by our employees, we focused on the things we could control: managing costs, enhancing the customer experience and seeking opportunities for continuous improvement. As a result, we increased our customer-focused investments, exceeded our guidance midpoint and entered 2024 on strong footing.

FIRSTENERGY CORP.

Letter from Our Chair

Recover

Operating effectively leads to strong, predictable results and enhances credibility with our stakeholders. In turn, we build supportive relationships with regulators, customers and intervenors to help drive positive rate outcomes that support recovery of our investments.

◾

Achieving important regulatory milestones. In 2023, we launched a robust regulatory calendar to address investments that benefit our customers through reliability enhancements and a smarter and cleaner electric grid while maintaining our strong affordability position. The results to date – including resolution of base rate cases in Maryland, West Virginia and New Jersey – are reasonable and constructive for FirstEnergy and support prudent investments for customers.

Finance

With sound capital allocation, enhanced reliability and better regulatory outcomes, FirstEnergy represents a compelling investment and can finance the business at a lower cost of capital, allowing us to begin the virtuous cycle all over again at “Invest.”

◾

Dramatically strengthening our financial position. Since 2021, we’ve raised $7 billion in equity capital to significantly improve our balance sheet in a manner that enhances the overall value of our Company. We’ve also reduced risk associated with our pension plan and optimized our financing plan to retain flexibility in a high interest rate environment. Our stronger balance sheet supports our plan to fund Energize365 investments through organic internal cash flow and utility debt – not incremental equity.

◾

Returning value to shareholders. Reflecting your Company’s stronger financial position, last year the Board increased the targeted dividend payout ratio to 60 to 70 percent of operating earnings. We subsequently raised the quarterly dividend for the first time in more than three years and announced a second increase earlier this month. Subject to continued Board approval, these increases represent an annual rate of $1.70 per share in 2024, or a 6% increase compared to dividends declared in 2023. Our goal is to increase our dividend with operating earnings growth over time.

Our Commitment to Responsible Business

Woven through our business model is our commitment to responsible business that supports our customers and employees, demonstrates strong stewardship of the environment and our communities, and is grounded in strong governance. This includes ongoing, constructive engagement with our stakeholders, which positions us to understand and respond to their needs and strengthen these important relationships. Responsible business is good business that helps us refine and execute our strategies while advancing our goal to become a leader in our industry.

Your Board and management team will continue to engage with you regularly and keep you updated on your Company’s progress. I invite you to read more about your Board of Directors, Company strategies, business practices and executive compensation programs in the accompanying Proxy Statement.

FirstEnergy is establishing a track record of strong execution. With a diversified asset mix, improved balance sheet and a strong affordability position, we are well positioned to significantly enhance the customer experience and provide value to our investors. We understand that your confidence in our Company is predicated on execution of our operating, regulatory and investment plans, and we intend to continue demonstrating positive milestones in each of these categories in 2024.

We appreciate your support and thank you in advance for voting promptly.

Brian X. Tierney	John W. Somerhalder

2024 PROXY STATEMENT

Notice of Annual Meeting of Shareholders

Notice of Annual Meeting of Shareholders

Please carefully review this Notice, the FirstEnergy Corp.’s Annual Report to Shareholders for the year ended December 31, 2023 (the “2023 Annual Report”), and the accompanying Proxy Statement of FirstEnergy Corp. (the “Company”) and vote your shares by following the instructions on your proxy card/voting instruction form or Notice of Internet Availability of Proxy Materials to ensure your vote is cast at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME Wednesday, May 22, 2024 8:00 a.m. EDT RECORD DATE March 25, 2024

WEBCAST

The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe24_vm. Online access will begin at 7:30 a.m. EDT on May 22, 2024. There will be no physical location for in-person attendance at the Annual Meeting.

Shareholders must register in advance to attend, ask questions or vote at the virtual Annual Meeting. Registration instructions are available in the Questions and Answers section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Only shareholders of record as of the close of business on March 25, 2024, or their proxy holders, may vote at the Annual Meeting.

AGENDA

On behalf of the Board of Directors,

Mary M. Swann Corporate Secretary and Associate General Counsel Akron, Ohio

This Notice and accompanying Proxy Statement are first being mailed or made available to shareholders on or about March 29, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 22, 2024. Our Proxy Statement is attached. Financial and other information concerning FirstEnergy Corp. is contained in our 2023 Annual Report. The Proxy Statement and the 2023 Annual Report are available, free of charge, at www.FirstEnergyCorp.com/AnnualMeeting.

2024 PROXY STATEMENT

FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, rising interest rates, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cyber security, and climate change; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to employee, environmental, social and corporate governance opportunities, improvements, and efficiencies, including our greenhouse gas (“GHG”) reduction goals; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our Energize365 transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving our credit metrics, growing earnings, strengthening our balance sheet; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; changes to environmental laws and regulations, including but not limited to those related to climate change; changes in customers’ demand for power, including but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to electrification, energy storage and distributed sources of generation; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s (a) Item 1A. Risk Factors, (b) Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) other factors discussed herein and in FirstEnergy’s other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

WEBSITES

Website addresses referenced in this proxy statement are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement.

2024 PROXY STATEMENT	1

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

MISSION STATEMENT

We are a forward-thinking electric utility centered on integrity, powered by a diverse team of employees committed to making customers’ lives brighter, the environment better and our communities stronger.

OUR CORE VALUES

FirstEnergy’s core values encompass what matters most to us. They guide our actions every day and define who we aspire to be in the future.

2	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

CODE OF CONDUCT

FirstEnergy’s Code of Conduct, The Power of Integrity, lays the foundation for what we expect from the Board and all employees. It reflects our collective commitment to keep integrity at the forefront of everything we do — a pledge underscored by the inclusion of integrity in our mission, core values and Company strategy.

COMPANY STRATEGY

Our Strategy and Strong Platform for Growth

Our strategy is based on a business model grounded in investing, operating, recovering our costs and financing our regulated utility operations. This business model creates a “virtuous cycle” that will help improve reliability, grow rate base, engage employees, improve returns and achieve a strong balance sheet. Along with our unwavering commitment to ethics and integrity, performance excellence and continuous improvement, this model will help us achieve our strategic objectives.

Through a series of successful strategic actions, FirstEnergy entered 2024 with a much stronger financial foundation. We’ve provided investors with a robust five-year capital investment plan that supports consistent, predictable growth with significantly improved earnings quality, investment grade credit metrics and, subject to further board approval, dividend growth in line with earnings growth. The cornerstone of this plan is our Energize365 grid evolution program focused on transmission and distribution investments that will deliver the power our customers depend on today while also meeting the challenges of tomorrow. With $26 billion in planned investments from 2024 through 2028, Energize365 will forge a smarter, more secure grid, enhance reliability and the customer experience and support the transition toward a more sustainable energy landscape, while ensuring a fair and reasonable regulated return for our investors.

2024-2028 Investment Plan Summary

ENERGY TRANSITION: Distribution and Transmission investments to support improvements in grid reliability and resiliency and support interconnection of renewable sources

◾  Clean Energy: WV Solar Generation, Energy Efficiency, EV infrastructure, Energy Storage

◾  Grid Modernization: Programs to drive system resiliency through automation technology and communication (OH Grid Mod II, PA LTIIP, Energize NJ (IIP), Smart Meter)

◾  Transmission:

–  Operational Flexibility Projects (build capacity and support evolving grid such as interconnection of NJ Offshore Wind and Data Center load)

–  Enhance System Performance (implement new designs/technologies to reduce load at risk)

–  Upgrade System Conditions (enhance reliability)

–  Regulatory Required Projects

Infrastructure Renewal: Base distribution projects to address aging infrastructure (system break/fix, substation equipment replacement)

Fossil Generation: Projects to maintain operations of fossil plants and remain compliant with environmental regulations through the end of their useful life

Our Scale and Diversity provides low-risk flexibility to seamlessly shift investments as needed

2024 PROXY STATEMENT	3

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

EESG FOCUS

The pillars of our Company strategy are supported by our employee, environmental, social and governance (EESG) priorities and aligned with our commitment to corporate responsibility. Because of this strategic integration, we believe that improving our EESG performance also furthers our strategy and helps us become a more innovative, diverse, sustainable and industry-leading company.

EESG Priorities:

EMPLOYEE:

Support the development of a safe, inclusive, equitable, accountable and rewarding work culture where diversity and innovation drive continuous improvement and empower us to make our customers’ lives brighter and our communities stronger

ENVIRONMENTAL:

Protect the environment by minimizing our impact, improving the sustainability of our operations, executing on our climate strategy and finding opportunities to enhance the ecosystems in which we operate

SOCIAL:

Invest in the communities that we serve, promote public safety and economic development, and advance equitable and inclusive business practices to enable positive, sustainable change while delivering superior customer service

GOVERNANCE:

Maintain oversight of significant Company issues and strengthen risk management; build a strong, centralized corporate compliance program; ensure a culture of ethics and integrity; continue stakeholder engagement efforts; and provide consistent, transparent disclosures on a range of EESG topics

COMPANY CULTURE

Our core values are the foundation of our strategy and long-term success. Integrity, Safety, Performance Excellence, Diversity, Equity and Inclusion (DEI), and Stewardship are the bedrock from which we operate, behave and interact every day, without fear of retaliation. We are committed to a culture of continuous improvement, grounded in ethics and integrity where employees feel safe to be themselves, speak up and bring their best to work every day. Creating a work environment that prioritizes employees’ safety, health and well-being is also key to strong culture. We strive to prioritize, operationalize and live these values in everything we do, internally and externally. They guide our behavior, our decisions and ultimately the actions that drive our performance and success.

HUMAN CAPITAL MANAGEMENT

Strong performance and engagement from our workforce drives FirstEnergy’s success. We’re committed to moving the Company forward by keeping each other safe, delivering value to our stakeholders, and transforming our culture in alignment with our core values. Integrity is critical to our path to a stronger, more sustainable FirstEnergy, and reflects our collective commitment to conduct business ethically. We expect all employees to do the right thing, and we treat our coworkers and communities with the respect we all deserve. Further details of our focus on keeping our core values and behaviors at the center of everything we do, and our desire to help our employees to do their best each day are included in the “Our Commitment to EESG” section of this Proxy Statement.

4	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

CLIMATE STRATEGY

The world is transitioning toward a more sustainable energy landscape to reduce greenhouse gas (GHG) emissions and avoid negative physical impacts of climate change. We believe that our ability to support that wider effort, as well as adapt, mitigate risks and capitalize on low-carbon opportunities is key to our long-term value and success. Investing in a resilient, flexible and technologically advanced grid, supporting the integration of diversified and renewable energy sources, and reducing our carbon footprint are essential steps to enable the energy transition in our region and ensure our continued participation and growth in a changing energy market.

Serving over 6 million customers across states with varied climate-related challenges, economic conditions and regulatory environments, FirstEnergy is committed to doing its part to help ensure a bright future for our customers, employees, communities and the environment. With a keen understanding of our industry and customers’ needs, our leaders are engaging at the national and local levels to protect our communities and illuminate the path to a stronger, more electrified future. They are also engaging internally on climate matters through our strong governance and oversight practices.

Our climate strategy is two-fold:

1)	Reduce our Company’s Scope 1 GHG emissions and achieve Scope 1 carbon neutrality by 2050.

2)	Support broader GHG reductions in our region by helping to enable the energy transition to a low-carbon future.

To read more about our decarbonization strategy, including information about our Scope 2 and Scope 3 GHG emissions, please visit the Climate Story page of our Corporate Responsibility website (https://www.fecorporateresponsibility.com/climatestory).

2024 PROXY STATEMENT	5

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Proxy Statement Summary

2024 Annual Meeting of Shareholders (the “Annual Meeting” or the “Meeting”)

◾	Time and Date: 8:00 a.m. EDT on Wednesday, May 22, 2024

◾

Location: The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe24_vm. Online access will begin at 7:30 a.m. EDT on May 22, 2024.

◾	Record Date: March 25, 2024

◾

Voting: Shareholders of FirstEnergy Corp. common stock as of the Record Date are entitled to receive the Notice of Annual Meeting of Shareholders and they or their proxy holders may vote their shares at the Annual Meeting.

◾

Admission: If you plan to attend the Annual Meeting, you must register in advance. Registration instructions are available in the Questions and Answers section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Shareholders may only participate online and must pre-register to vote and ask questions at the virtual Annual Meeting.

VOTING MATTERS

Item 1	Elect the 10 nominees named in this Proxy Statement to the Board of Directors (“Board”). Refer to page 33 for more detail.		Item 3	Approve on an advisory basis named executive officer compensation. Refer to page 35 for more detail.
	✓	Your Board recommends you vote FOR the election of all the nominees listed in this Proxy Statement.		✓	Your Board recommends you vote FOR this item.
Item 2	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024. Refer to page 34 for more detail.		Items 4 - 6	Shareholder proposals. Refer to page 36-44 for more detail.
	✓	Your Board recommends you vote FOR this item.		X	Your Board recommends you vote AGAINST each of these items.

6	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

HOW TO CAST YOUR VOTE

Your vote is important! Even if you plan to attend our Annual Meeting virtually, please cast your vote as soon as possible by:

Do you hold shares directly with FirstEnergy or in the FirstEnergy Corp. Savings Plan?
INTERNET	MAIL

Use the internet at www.cesvote.com	Mail by returning your proxy card/voting instruction form(1)

TELEPHONE	DURING THE MEETING

Call toll-free at 1-888-693-8683	This year’s meeting will be virtual. For details on voting your shares during the meeting, see “Questions and Answers about the Annual Meeting.”

(1) If your pre-addressed envelope is misplaced, send your proxy card to Corporate Election Services, Inc., the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Do you hold shares through a bank, broker or other institution (beneficial ownership)?(2)

Use the internet at www.proxyvote.com	Call toll-free at 1-800-454-8683	Mail by returning your proxy card/voting instruction form

(2) Not all beneficial owners may be able vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

Please follow the instructions provided on your proxy card/voting instruction form (the “proxy card”), Notice of Internet Availability of Proxy Materials, or electronic or other communications included with your proxy materials. Shareholders as of the March 25, 2024, Record Date may attend the virtual Annual Meeting and vote if registered in advance by following the Advance Registration Instructions below. Refer to the “Questions and Answers about the Annual Meeting” section below for more details, including the Advance Registration Instructions and questions 2, 13 and 15.

If you have multiple accounts, you may receive more than one proxy card or voting instruction form and related materials. Please vote each proxy card and voting instruction form that you receive.

2024 PROXY STATEMENT	7

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Board Nominees

The following provides summary information about each nominee standing for election to your Board. Each member stands for election annually.

Your Board nominees are highly qualified individuals and represent a diversity of gender, ethnicity, age, tenure, thought, background and experiences. Your Board is periodically refreshed with the addition of candidates whom we believe bring new ideas and fresh perspectives into the boardroom.

Heidi L. Boyd, 39 Independent Director Senior managing director of Blackstone Infrastructure Group	Jana T. Croom, 47 Independent Director Chief financial officer of Kimball Electronics, Inc.

Paul Kaleta, 68 Independent Director Retired executive vice president and general counsel at First Solar, Inc.	James F. O’Neil III, 65 Independent Director Former Chief executive officer and vice chairman of Orbital Infrastructure Group, Inc. Other public boards 1

Leslie M. Turner, 66 Independent Director Retired senior vice president, general counsel and corporate secretary of The Hershey Company

8	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Steven J. Demetriou, 65 Independent Director Executive board chair of Jacobs Solutions Inc. Other public boards 2	Lisa Winston Hicks, 57 Independent Director Lead Independent Director of FirstEnergy Corp. Retired board chair of MV Transportation, Inc.

John W. Somerhalder II, 68 Director Non-Executive Board Chair of FirstEnergy Corp. Previously Interim President and Chief Executive Officer of FirstEnergy Corp. Other public boards 1	Brian X. Tierney, 56 Director President and Chief Executive Officer of FirstEnergy Corp.

Melvin D. Williams, 60 Independent Director Retired president of Nicor Gas and retired senior vice president of Southern Company Gas

OUR COLLECTIVE DIRECTOR NOMINEE SKILLS

2024 PROXY STATEMENT	9

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Key Board Corporate Governance Features

Your Board is committed to strong corporate governance, which we believe is important to the success of our business and in advancing shareholder interests. Highlights include:

Independent Oversight

◾  All directors are independent, other than our Non-Executive Board Chair and CEO

◾  The Board’s three primary standing committees are comprised entirely of independent directors

◾  Independent directors regularly hold executive sessions without management at Board and committee meetings

Board & Committee Oversight

◾  Your Board and Committees regularly review material risks facing your Company and, through the Audit Committee, oversee your Company’s enterprise risk management practices

◾  The Audit Committee also provides oversight of risks related to financial statements and financial controls, cybersecurity regulatory compliance, the Office of Ethics and Compliance and the Internal Audit function

◾  The Operations and Safety Oversight Committee oversees the operational function of the Company, including operational cybersecurity risk

◾  Through the Governance, Corporate Responsibility and Political Oversight Committee, your Board oversees corporate citizenship practices, including the Political and Lobbying Action Plan, EESG and sustainability initiatives

◾  The Compensation Committee oversees the Company’s compensation philosophy, practices and human capital initiatives, and focuses on alignment between pay and performance

◾  Operations and Safety Oversight Committee oversees operational strategy including reliability, safety, cybersecurity risks and audits, as well as environmental practices and policies

Shareholder Rights & Accountability

◾  Annual election of all directors

◾  Clear, effective process for shareholders to raise concerns to your Board

◾  Majority voting standard for uncontested director elections, with an accompanying Director Resignation Policy

◾  General majority voting threshold

◾  Direct investor relations and governance engagement and outreach to shareholders

◾  Advisory vote to approve named executive officer compensation held on an annual basis, consistent with the shareholder advisory vote on frequency

◾  Shareholders may nominate directors through proxy access

◾  Shareholders of 20% or more shares outstanding and entitled to vote may call a special meeting

◾  No poison pill

Board Practices

◾  The Board balances directors’ skills, experiences, and perspectives with a mix of diverse characteristics, including gender, race and ethnicity, tenure and background

◾  The Board is comprised of 40% female directors and 50% diverse directors by gender, race and ethnicity combined.

◾  Actively seek to include in the director nominee pool candidates of diverse backgrounds, skills and experience, including highly qualified women and people of color

◾  A robust annual evaluation process, including full Board evaluation, Board committee evaluations and individual director evaluations

◾  Policy requiring directors who reach the age of 72 to tender their resignations to your Board to be effective upon acceptance by the Board

◾  Governance, Corporate Responsibility and Political Oversight Committee and full Board engage in rigorous director succession planning

◾  Extensive director orientation and continuing education

◾  Robust stock ownership guidelines

◾  Anti-Hedging and Anti-Pledging Policies

Our corporate governance practices are described in greater detail in the “Corporate Governance and Board of Directors Information” section beginning on page 12.

10	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Executive Compensation Highlights

Under our compensation design, the percentage of pay that is based on performance increases as the responsibilities of a Named Executive Officer (“NEO”) increase. The charts below illustrate the mix of annualized base salary. 2023 target short-term incentive program (“STIP”) and target long-term incentive program (“LTIP”) awards for our NEOs. Approximately 89% of the President and CEO’s total target annual pay and 77% of our other NEOs’ (excluding Mr. Somerhalder) average annual target pay is variable and could be reduced to zero if performance metrics are not met at a minimum threshold level. For the NEOs who were serving as executive officers as of December 31, 2023, the values shown are effective as of December 31, 2023. The charts below exclude Mr. Somerhalder(1) due to the interim status of his role in 2023.

(1) During his role as Interim President and CEO (September 2022 to May 2023), Mr. Somerhalder’s pay mix for 2023 was made up of approximately 12% for base salary, 16% for target STIP award, and 72% for time-based restricted stock. Mr. Somerhalder’s pay mix in his former role is less variable than that of the other NEOs due to his interim status.

We believe that our executive compensation philosophy and practices align with the long-term interests of our shareholders and with commonly viewed best practices in the market.

WHAT WE DO

  Pay-for-performance

◾  LTIP(1) is 100% performance-based and at risk, with no solely time-based vesting requirements

◾  STIP is 100% at risk

  Threshold and caps on incentive awards:

◾  All STIP award payouts are contingent on achieving an Operating Earnings threshold, after accounting for the cost of the STIP payout

◾  Individual STIP awards capped at 200% (consistent with peer companies)

◾  Individual LTIP awards capped at 200% (consistent with peer companies) and capped at 100% if absolute Total Shareholder Return (“TSR”) over the performance period is negative

  Non-overlapping financial performance measures in our STIP and LTIP

  Combination of absolute and relative performance goals

  Robust stock ownership guidelines

  Two distinct clawback policies with provisions for:

◾  Financial and reputational harm, and other detrimental activity

◾  Mandatory recoupment for financial restatement applying to current and former Section 16 Officers

  Mitigate undue risk through compensation design, corporate policies, and effective governance

  Annual Say-on-Pay vote

  Double-trigger change in control (“CIC”) provisions

  Compensation Committee comprised of only independent directors supported by an independent compensation consultant

WHAT WE DON’T DO	No executive hedging or pledging is permitted No employment agreements No excise tax gross-up CIC provisions for our NEOs No excessive perquisites

   No repricing of underwater stock options without shareholder approval (stock options are not currently used in plan design)

   No payment of dividend equivalents on unearned awards

   No payment of cash severance benefits above 2.99x base salary and target STIP

(1) Excludes Mr. Somerhalder due to his interim status. For more details see the “Time-based Equity Award for Mr. Somerhalder” section.

Our executive compensation practices are described in greater detail in the “Executive Compensation” section of this proxy statement, beginning on page 55.

2024 PROXY STATEMENT	11

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Corporate Governance and Board of Directors Information

Board Leadership Structure

The positions of CEO, Non-Executive Board Chair and Lead Independent Director are held by separate individuals. Our Third Amended and Restated Code of Regulations, as amended (“Code of Regulations”) and Corporate Governance Policies do not require that the CEO and Board Chair positions be separate, and your Board has not adopted a specific policy or philosophy on whether such roles should remain separate.

In circumstances where the Board Chair is not independent, it is the Board’s policy to designate a Lead Independent Director in order to provide the appropriate governance framework for the independent directors. When appointed, the Lead Independent Director’s responsibilities shall include, but not be limited to, the following:

◾	Serving as principal liaison between the independent directors and management and, if any, the non-executive Board Chair, when needed

◾	Presiding at executive sessions of the independent directors

◾	Convening meetings of the Board, as appropriate

◾	Overseeing Board meeting schedules, agendas, and materials and providing input to Committee Chairs on Committee schedules, agendas, and materials

◾

In coordination with the Governance, Corporate Responsibility and Political Oversight Committee (the “Governance Committee”) Chair, participating in the process for annual review and evaluation of Board and director performance

◾	Participation in coordination with the Compensation Committee Chair, in the annual evaluation of the performance and compensation of the CEO and, if any, other executive members of the Board

◾	Consulting and directly communicating, as requested, with the Company’s major shareholders, and

◾	Assuming the duties of the Board Chair when the Board Chair is not available to perform his or her duties and otherwise assisting the Board Chair in his or her duties as requested

On March 22, 2023, the Board appointed Mr. Tierney to serve as President and CEO, effective June 1, 2023. With Mr. Tierney’s appointment, Mr. Somerhalder ended his prior role as Interim President and CEO and continues to serve as Chair of the Board, a role in which he has served as since May 2022. Also, on May 24, 2023, at the recommendation of the Governance Committee, the Board appointed Mr. Tierney as a director of the Company, also effective June 1, 2023.

Your Board will continue to consider whether an alternate Board leadership structure is appropriate if changing circumstances dictate. Your Board schedules regular executive sessions both for your non-management directors and for your independent directors. Because an independent director is required to preside over each such executive session of independent directors, we believe it is efficient and appropriate to have your Lead Independent Director preside over executive sessions of independent directors.

Board Composition and Refreshment

Your Board is comprised of individuals who are highly qualified, diverse and independent (other than Mr. Tierney, who is not considered independent because of his employment with the Company, and Mr. Somerhalder, who is not considered independent because of his prior role as Executive Vice Chair from March 2021 to May 2022). Your Board’s succession planning takes into

12	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

account the importance of Board refreshment and having an appropriate balance of experience and perspectives on your Board. As further discussed in the “Board Qualifications” section of this Proxy Statement, your Board and the Governance Committee recognize that the diversity of your Board – including demographic diversity as well as diversity of thought, background and experiences – are important parts of their analysis as to whether your Board possesses a variety of complementary skills and experiences.

The Governance Committee reviews Board succession planning on an ongoing basis. In performing this function, the Governance Committee recruits and recommends nominees for election as directors to your Board. Accordingly, your Board has regularly added directors who bring diversity, new ideas and fresh perspectives into the boardroom. All 10 nominees have joined the Board since the beginning of 2017, with an average tenure of 3.5 years. Your Board is 40% female and 50% diverse when considering ethnicity, race and gender together.

The Governance Committee has authority to retain and engage a third-party search firm to identify a candidate or candidates for the Board.

Board Oversight

Board Response to Government Investigations

Your Company has been cooperating fully with requests related to recent government investigations relating to Ohio House Bill 6. We have pledged full and continuing cooperation with the government investigations.

Your Board has formed various special Board oversight committees since July 2020. Effective July 1, 2021, a Special Litigation Committee was created to take all actions with respect to pending derivative litigation and demands. See “Board Committees” section below. The previously established Independent Review Committee and the Demand Review Committee, both special Board oversight committees, were dissolved in July 2021. Effective December 13, 2022, the Compliance Oversight Sub-committee of the Audit Committee was also dissolved, and the Audit Committee directly oversees the Company’s Office of Ethics and Compliance as provided in the Audit Committee Charter.

Legal Proceedings

Beginning in July 2020, stockholders of the Company filed shareholder derivative lawsuits in the federal courts for the Northern and Southern Districts of Ohio and in the Court of Common Pleas of Summit County, Ohio, asserting claims on behalf of the Company against various former and current officers and directors of the Company arising out of the circumstances at issue in the investigations and proceedings relating to Ohio House Bill 6. The lawsuits, Gendrich v. Anderson, et al. and Sloan v. Anderson, et al. (Common Pleas Court, Summit County, OH; all actions have been consolidated) and Miller v. Anderson, et al. (Federal District Court, N.D. Ohio); Bloom, et al. v. Anderson, et al.; Employees Retirement System of the City of St. Louis v. Jones, et al.; Electrical Workers Pension Fund, Local 103, I.B.E.W. v. Anderson et al.; Massachusetts Laborers Pension Fund v. Jones et al.; The City of Philadelphia Board of Pensions and Retirement v. Anderson et al.; Atherton v. Dowling et al.; Behar v. Anderson, et al. (Federal District Court, S.D. Ohio, all actions have been consolidated), assert claims for breach of fiduciary duty and for violation of Section 14(a) of the Securities Exchange Act of 1934, (the “Exchange Act”), among other claims.

As previously disclosed on March 11, 2022, the plaintiffs and defendants in the lawsuits, and the Special Litigation Committee acting on behalf of the Company, entered into a settlement agreement to resolve all of the shareholder derivative lawsuits. The settlement includes a series of corporate governance enhancements that resulted in the following actions in connection with or following the Company’s 2022 Annual Meeting of shareholder (the “2022 Annual Meeting”):

◾	Six former members of the Board did not stand for re-election at the 2022 Annual Meeting

◾

A special Board committee of at least three then-recently appointed independent directors was formed on June 15, 2022, within 30 days of the 2022 Annual Meeting, to initiate a review process of the current senior executive team. On September 5, 2022, the special committee, completed its work, discussed its review with the Board, and was thereafter dissolved

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◾

The Board oversees the Company’s lobbying and political activities, including periodically reviewing and approving political and lobbying action plan prepared by management the (“Political and Lobbying Action Plan”)

◾

The Governance Committee was reconstituted on May 17, 2022, to consist of a majority of independent directors who joined the Board in 2019 or later to oversee the implementation and third-party audits of the Board-approved Political and Lobbying Action Plan

◾

The Company has implemented enhanced disclosure to shareholders of political and lobbying activities, including in its annual proxy statement as provided in the “Other Important Matters” – “Transparency in Corporate Contributions” section below, and

◾

The Company has further aligned financial incentives of senior executives to proactively comply with legal and ethical obligations. On May 17, 2022, the Company reconstituted the Compensation Committee to meet the settlement requirements.

The settlement also includes a payment to FirstEnergy of $180 million, to be paid by insurance, less the court-ordered attorney’s fees awarded to plaintiffs. On August 23, 2022, the Southern District of Ohio granted final approval of the parties’ Settlement Agreement, fully releasing all claims covered by the stipulation of the settlement, and dismissing the action in the Southern District of Ohio with prejudice. On September 20, 2022, a FirstEnergy shareholder filed a motion for reconsideration of the court’s Order of Final Settlement Approval. The S.D. Ohio denied that motion on May 22, 2023. On June 15, 2023, the FirstEnergy shareholder filed an appeal in the U.S. Court of Appeals for the Sixth Circuit. On February 16, 2024, the Sixth Circuit affirmed the S.D. Ohio’s approval of the derivative settlement. Although the lawsuit filed in the Northern District of Ohio remains pending, the Court of Common Pleas of Summit County, Ohio has dismissed the shareholder derivative lawsuit with prejudice. The Sixth Circuit’s affirmance of the settlement agreement is expected to fully resolve all of these shareholder derivative lawsuits.

While your Board cannot predict the outcome of the continuing government investigations and related matters, as your stewards, we are fully committed to providing thorough and complete oversight and will, as a Board, take any necessary actions to address these matters. Your Board will not tolerate any actions or behaviors demonstrating anything less than a commitment to high standards of ethics and compliance for your Company and is committed to continuing improvement of the compliance policies and culture at FirstEnergy.

Risk Management

The Company recognizes both the need to take certain risks in the ordinary course of business, as well as the opportunities that may present themselves related to such risks, which together can help to ensure the overall success of the Company. Led by the Chief Risk Officer (“CRO”), the Company has implemented an Enterprise Risk Management process to identify, prioritize, report, monitor, manage, and mitigate its significant risks, including strategic, financial, operational, compliance, litigation, and reputational risks. An Enterprise Risk Management Committee, chaired by the CRO and consisting of senior executive officers, provides oversight and monitoring to ensure that appropriate risk policies are implemented and effective. The Enterprise Risk Management Committee also vets risk prioritization and mitigation strategies to help ensure that risks are managed in accordance with the Company’s expectations. In addition, other management committees address topical risk issues to support the Board’s oversight of risk management as discussed below. Timely reports on significant risk issues are provided as appropriate to employees, management, senior executive officers, respective Board committees, and the full Board. The leadership of our risk group provides oversight of day-to-day risk management efforts and prepares enterprise-wide risk management reports for presentation to the Audit Committee and your Board.

Your Board administers its risk oversight function through the full Board and its committees, and views risk management as an integral part of the Company’s strategic planning process. Specifically, your Board considers risks applicable to the Company in connection with its consideration of significant business and financial developments of the Company. Also, the Audit Committee charter requires the Audit Committee to oversee the process for identifying, assessing, managing and monitoring enterprise risks, including major financial risks, as well as strategic and operational risks and oversee risks related to the financial statements, payment processes, and financial reporting process and controls, and the regulatory considerations related to cybersecurity. The Audit Committee also reviews and discusses with management the steps taken to monitor, control, and mitigate such exposures.

In addition to the Audit Committee, our other Board committees also play a key role in risk oversight within each of their areas of responsibility. Specifically, the Compensation Committee reviews, discusses and assesses risks related to executive compensation programs, including incentive compensation and equity-based plans, as well as human capital and the relationship between our

14	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

risk management policies and practices and compensation. See also, “Risk Assessment of Compensation Programs” found in the CD&A section in this Proxy Statement. The Governance Committee considers risks related to corporate governance, including Board and committee membership, Board effectiveness, related person transactions, and the Company’s corporate citizenship practices, the Political and Lobbying Action Plan and EESG strategies and initiatives, including climate matters. The Finance Committee evaluates risks relating to financial resources and strategies, including capital structure policies, financial forecasts, budgets and financial transactions, commitments, expenditures, long and short-term debt levels, dividend policy, acquisition and divestitures, issuance of securities, exposure to fluctuation in interest rates, share repurchase programs and other financial matters deemed appropriate by your Board. The Operations and Safety Oversight Committee considers risks associated with safety, reliability, cybersecurity, customer service, environmental strategy, protection and sustainability, and the Company’s electric distribution, transmission and generation facilities.

Through this oversight process, your Board engages on significant risk issues on a timely basis, including the risks inherent in the Company’s strategy. The table below illustrates the Board and Board Committees’ primary oversight with respect to key risks, although the complexity of such risks often intersect with each other and/or are also overseen by the full Board. In addition, while the Company’s risk group administratively reports to your Senior Vice President, Chief Financial Officer & Strategy, the CRO also has full access to the Audit Committee and is scheduled to attend and report at other Board committee meetings as part of their respective risk oversight responsibilities.

Board Committee Reporting for Top Risks
	Audit	Compensation	Governance., Corporate Responsibility & Political Oversight	Finance	Operations & Safety	Full Board *
Artificial Intelligence						•
Climate			•			•
Compliance	•
Culture						•
Customer Affordability					•
Cybersecurity	•				•
Distribution Reliability					•
Environmental					•
Execution of our Strategy						•
Governance			•
Liquidity & Funding				•
Pension				•
Rate Recovery				•
Reputation with Stakeholders			•
Safety					•
Strategic Choices						•
Supply Chain					•
Talent Management		•
Tech Innovation & Enablement					•
Third Party Management & Reliance	•
• Enterprise Risk(s) assessed, discussed, and monitored by each respective Committee. * Full board reporting at least annually on enterprise-wide risk profile.

2024 PROXY STATEMENT	15

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Evaluating Board Effectiveness

Your Board is committed to a rigorous evaluation process as further described below. Annually, Board, committee and individual director evaluations are performed and coordinated by the Governance Committee. In 2023, the Governance Committee engaged an independent third party, experienced in corporate governance matters, to assist the Board in assessing its effectiveness and the effectiveness of the Board’s committees and individual directors.

2023 Board Evaluations: A Multi-Step Process

1

Annual Process is Initiated

Your Board’s Governance Committee initiated the annual Board, committee and individual director evaluation process and presented the proposed approach to your Board for its input.

2

Board & Committee Assessment, Individual Director Evaluations

Each independent director’s opinion was solicited regarding your Board’s and its committees’ effectiveness relating to topics such as ethics and accountability, Board composition and culture, succession planning, and shareholder and stakeholder involvement. In addition, input is obtained from each director as to the performance of the other Board members.

3

Director Self-Assessments

Prior to accepting a re-nomination, each director conducted a self-assessment as to whether he or she satisfies the criteria set forth in the Company’s Corporate Governance Policies and the Governance Committee Charter.

4

Presentation of Findings

The annual Board, committee and individual director assessments were discussed with your Board, committee and directors. These discussions focused on certain key themes and priority areas for the Board.

5

Feedback Incorporated

Your Board, committees and directors are committed to continuous improvement and what they learn from this evaluation process is incorporated in their ongoing work for the Company.

Shareholder Outreach and Engagement Program

Commitment to Shareholder Outreach and Engagement

FirstEnergy has a long history of meaningful, robust engagement with our shareholders. We believe consistent, transparent dialogue is essential in order to understand investor feedback on a broad range of issues and provides valuable insights for our Board, its committees, and our management team into investor perspectives and priorities.

In connection with our shareholder outreach during 2023 and the first quarter of 2024, we reached out to our top shareholders representing over 55% of shares outstanding. In addition to our proactive shareholder engagement throughout the year, our management team participates in numerous investor conferences, and in both one-on-one and group meetings.

16	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

In 2023 and early 2024, members of management, representing various internal functions including Corporate Responsibility, Corporate Secretary department, Finance, Legal, Human Resources and Investor Relations, met with institutional shareholders. These conversations covered a variety of topics, including:

◾	Our strategic vision

◾	Board oversight of corporate governance

◾	Climate matters, clean energy transition and sustainable investments

◾	Federal and state regulatory matters spanning our five-state service territory

◾	Financial and operational performance

◾	Executive compensation

◾	Company culture

◾	Our political, lobbying and public policy practices

As part of our commitment to shareholder engagement and understanding our investors’ perspectives, we welcome the opportunity for future dialogue on matters of mutual interest and to obtain insights and feedback.

Other Governance Practices and Policies

Code of Conduct

FirstEnergy’s Code of Conduct, The Power of Integrity, lays the foundation for what we expect from all FirstEnergy employees, officers and directors, including our CEO, CFO, Chief Accounting Officer and other executives. It reflects our collective commitment to keep integrity at the forefront of everything we do — a pledge underscored by the inclusion of integrity in our mission and core values. By adhering to the expectations of compliance and ethics in this Code, always acting with uncompromising integrity, and speaking up when something doesn’t seem right, we are paving the way for a strong future for FirstEnergy.

Any substantive amendments to, or waivers of, the provisions of this document will be disclosed and made available on our website, as permitted by the SEC and as disclosed in our most recent Annual Report. The Code is available, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890, and it is accessible on our website at www.firstenergycorp.com/responsibility.

Corporate Governance Policies and Standing Committee Charters

Your Board believes that the Company’s policies and practices should enhance your Board’s ability to represent your interests as shareholders. Your Board established Corporate Governance Policies which, together with Board committee charters, which serve as a framework for meeting your Board’s duties and responsibilities with respect to the governance of the Company. Our Corporate Governance Policies and Board committee charters are reviewed at least annually and the most current versions are available on our website at www.firstenergycorp.com/charters.

Director Orientation and Continuing Education

Your Board recognizes the importance of its members keeping current on Company, industry and governance issues and their responsibilities as directors. All new directors participate in orientation soon after being elected to your Board. Also, your Board makes available and encourages continuing education programs for Board members, which include internal strategy meetings and presentations and engagement with relevant third-party experts, third-party presentations and external programs.

2024 PROXY STATEMENT	17

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Attendance at Board Meetings, Committee Meetings and the Annual Meeting of Shareholders

Our Corporate Governance Policies provide that directors are expected to attend all scheduled Board and applicable committee meetings and the Company’s annual meetings of shareholders. Your Board held 11 meetings in 2023. The overall attendance percentage for our directors was approximately 96% in 2023, and all directors attended more than 75% of the Board meetings and the meetings of the committees upon which he or she served in 2023. Also, all of our directors who were members of the Board at the time of the 2023 Annual Meeting attended the 2023 Annual Meeting.

Non-management directors met, as annually required, as a group in executive session without the CEO or any other non-independent director or member of management at each of the regularly scheduled 2023 Board meetings. Our Lead Independent Director presided over all executive sessions of independent directors.

Other Public Company Board Membership and Related Time Commitments

Our Corporate Governance Policies provide that directors will not, without your Board’s approval, serve on a total of more than four public company boards of directors (including FirstEnergy). Further, without your Board’s approval, no director who serves as an executive officer of any public company may serve on a total of more than two public company boards of directors, including FirstEnergy. When a director has a major change in their responsibilities, including principal employment or directorships, but excluding changes resulting from a normal retirement as well as commitments with non-profit organizations, the Governance Committee considers such change and makes any appropriate recommendation to your Board.

In addition to being a director of the Company, Mr. Demetriou stepped down as chief executive officer of Jacobs Solutions Inc. (formerly Jacobs Engineering Group Inc.) on January 24, 2023, and became Executive Chair of Jacobs Solutions Inc. Mr. Demetriou also stepped down as Chairman of C5 Acquisition Corp. in November 2023, and serves as a director of Arcosa, Inc. The Board has evaluated Mr. Demetriou’s current responsibilities and future commitment expectations and has approved Mr. Demetriou’s directorships.

Communications with your Board of Directors

Your Board provides a process for shareholders and interested parties to send communications to your Board and non-management directors, including our Chair of the Board. As set forth in the Company’s Corporate Governance Policies, shareholders and interested parties may send written communications to your Board or a specified individual director, including our Chair of the Board, by mailing any such communications to the FirstEnergy Board of Directors at the Company’s principal executive office, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. Our Corporate Governance Policies can be viewed by visiting our website at www.firstenergycorp.com/charters.

The Corporate Secretary or a member of her staff reviews all such communications promptly and relays them directly to a member of your Board, provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by your Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who has already sent two such communications to your Board in the last year. Your Board may modify procedures for sorting shareholders communications or adopt any additional procedures, provided that they are approved by a majority of independent Directors.

Your Audit Committee also receives, reviews, and acts on complaints and concerns regarding accounting, internal accounting controls or auditing matters, including complaints regarding material ethical or criminal misconduct on the part of the Board of Directors, the Chief Executive Officer (“CEO”), any officer reporting directly to the CEO, the Controller & Chief Accounting Officer, and complaints regarding matters that could lead to significant reputational damage to the Company. Complaints or concerns specifically related to such matters may be made directly to your Audit Committee. Correspondence to the Audit Committee should be addressed to the attention of the Audit Committee Chair (c/o Corporate Secretary), FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

18	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Qualifications

The Governance Committee recommends Board candidates by identifying qualified individuals in a manner that is consistent with criteria approved by your Board. In consultation with the CEO, the Governance Committee, as led by the Board Chair and Lead Independent Director, searches for, recruits, screens, interviews and recommends prospective directors to provide your Board with an appropriate balance of knowledge, experience, diversity attributes and capability on your Board. Suggestions for potential Board candidates come to the Governance Committee from a number of sources, including a third-party search firm, incumbent directors, officers and others. In connection with the Board’s active director succession planning, the Governance Committee regularly evaluates the addition of a director or directors with particular attributes while maintaining an appropriate mix of long-, medium-, and short-term tenured directors in its succession planning.

The Governance Committee considers suggestions for candidates for membership on your Board, including director candidates recommended by shareholders. Provided that shareholders suggesting director candidates have complied with the procedural requirements set forth in the Governance Committee Charter and Code of Regulations, the Governance Committee applies the same criteria and employs substantially similar procedures for evaluating candidates suggested by shareholders for your Board as it would for evaluating any other Board candidate. The Governance Committee will also give due consideration to all recommended candidates that are submitted in writing to the Governance Committee, in care of the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890, received at least 120 days before the publication of the Company’s annual Proxy Statement from a shareholder or group of shareholders owning one half of one percent (0.5 percent) or more of the Company’s voting stock for at least one year, and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the Proxy Statement and to serve on your Board. In addition, we have adopted a proxy access right to permit, under certain circumstances, a shareholder or a group of shareholders to include in our annual meeting proxy statement director candidates whom they have nominated. These proxy access provisions in our Code of Regulations provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include director candidates in our annual meeting proxy statement must own, in the aggregate, 3% or more of the Company’s issued and outstanding Common Stock continuously for at least three years. Also refer to the “Proposals and Business by Shareholders” section of the “Questions and Answers about the Annual Meeting” below for information regarding nominations under the Company’s Code of Regulations.

Director Nomination Related Agreements

On March 16, 2021, your Company entered into a Director Appointment and Nomination Agreement (the “Icahn Director Nomination Agreement”) with Carl C. Icahn, Andrew Teno, Jesse A. Lynn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp. (collectively, the “Icahn Group”). Mr. Lynn did not stand for re-election at the 2023 Annual Meeting of shareholders and, pursuant to the Icahn Director Nomination Agreement, Mr. Teno resigned from your Board effective December 8, 2023.

On November 6, 2021, your Company entered into a Common Stock Purchase Agreement (the “Blackstone SPA”) with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P. (“Blackstone”), for the private placement of 25,588,535 shares of the Company’s common stock. Pursuant to the Blackstone SPA, your Board, among other matters, agreed to appoint Mr. Sean T. Klimczak to stand for election as a director at the 2022 and 2023 Annual Meetings. On February 7, 2024, Mr. Klimczak tendered his resignation to the Board. Blackstone subsequently nominated Heidi L. Boyd to serve as its director appointee. Your Board accepted the nomination, appointed Ms. Boyd as a director effective February 16, 2024, and has re-nominated her to stand for reelection as a director at the 2024 Annual Meeting to continue to serve for a term expiring at the 2025 Annual Meeting.

Summaries of the terms of the Icahn Director Nomination Agreement and the Blackstone SPA are provided in the “Certain Relationships and Related Person Transactions” section below.

2024 PROXY STATEMENT	19

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Attributes, Experience, Qualifications and Skills of your Board

In recruiting and selecting Board candidates, the Governance Committee takes into account the size of your Board and considers a skills matrix to determine whether those skills and/or other attributes qualify candidates for service on your Board. The attributes, experiences, qualifications and skills considered in accordance with Corporate Governance Policies and the Governance Committee Charter for each director nominee led your Board to conclude that the nominee is qualified to serve on your Board.

The high-level overview below depicts some of the attributes, experiences, qualifications and skills of our director nominees the Governance Committee takes into account. It is not intended to be an exhaustive list of each director nominee’s skills or contributions to your Board. Also, additional biographical information and qualifications for each nominee is provided in the “Biographical Information and Qualifications of Nominees for Election as Directors” section below and contains information regarding the person’s service as a director, principal occupation, business experience along with key attributes, experience and skills. Each of the nominees brings a strong and unique background and skill set to your Board, giving your Board, as a whole, competence and experience in a wide variety of areas necessary to oversee the operations of the Company.

20	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Nominees Skills, Diversity & Committee Memberships

Working Knowledge: Significant exposure or advanced training in such area as a board or committee member at FirstEnergy or another company.

Advanced or Managerial Knowledge: (i) Direct professional experience as a subject matter expert; or (ii) individual proficiency in such area and direct-line management over personnel performing related activities.

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This matrix above takes into account a level of knowledge that could include direct experience, subject matter expertise, directly managing one or more members of management engaged in such activities, or exposure as a board or board committee member, including on your Board and Board committees.

Board’s Focus on Diversity

The Company and your Board is committed to a policy of inclusiveness and believes that well assembled boards consist of a diverse group of individuals who possess a variety of complementary skills and experiences. The Governance Committee regularly assesses the size and composition of your Board in light of the current operating requirements of the Company and the current needs of your Board, and is also committed to actively seeking out highly qualified candidates of diverse backgrounds – including gender, race, ethnicity, skills and professional experience and other attributes that contribute in the aggregate to the optimal functioning of your Board – to include in the pool from which future Board nominees are chosen. The Company’s Corporate Governance Policies also provide further opportunity for board refreshment by requiring directors who reach the age of 72 to tender their resignations to the Board to be effective upon acceptance by your Board.

Director Independence

Your Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for by our Corporate Governance Policies and required by the SEC and New York Stock Exchange (“NYSE”) listing standards, including certain independence requirements of Board members serving on the Audit Committee, the Compensation Committee and the Governance Committee. The definition used by your Board to determine independence is included in our Corporate Governance Policies and can be viewed by visiting our website at www.firstenergycorp.com/charters.

Each year, our directors complete a questionnaire to assist your Board in assessing whether each director meets the applicable independence standards and the related provisions in the Company’s Corporate Governance Policies. The Company facilitates this review by examining its records to determine if there were payments made to or received from entities in which each non-employee director or immediate family member has a relationship based on responses to the questionnaires. Subject to the categorical standards approved by your Board and described below, a list of the relevant entities and the amounts the Company paid to or

22	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

received from those entities is provided to your Board for the non-employee directors. Utilizing this information, the Governance Committee presents to your Board (i) an evaluation, with regard to each director, whether the director has any material relationship with the Company or any of its subsidiaries; (ii) a recommendation of whether the amount of any payments between the Company and relevant entities could interfere with a director’s ability to exercise independent judgment; and (iii) a review of any other relevant facts and circumstances regarding the nature of these relationships, to determine whether other factors, regardless of the categorical standards your Board has adopted or under the NYSE’s independence standards, might impede a director’s independence. Based on a review of information concerning each of its non-employee directors and the recommendation of the Governance Committee, your Board will affirmatively determine whether a director may be considered “independent.”

Your Board recognizes that in the ordinary course of business, relationships and transactions may occur between the Company and its subsidiaries and entities with which some of our directors are or have been affiliated. Our Corporate Governance Policies provide categorical standards to assist your Board in determining what does not constitute a material relationship for purposes of determining a director’s independence. Accordingly, the following commercial and charitable relationships will not be considered to be a material relationship that would impair a Director’s independence: (i) if the Director, an immediate family member or a person or organization with which the Director has an affiliation purchases electricity or related products or services from the Company or its subsidiaries in the ordinary course of business and the rates or charges involved in the transaction are fixed in conformity with law or governmental authority or otherwise meet the requirements of Item 404(a) Instruction 7 of Regulation S-K, (ii) the aggregate charitable contributions made by the Company to an organization with which a Director, an immediate family member or a person or organization with which the Director has an affiliation were less than $100,000 in each of the last three fiscal years, or (iii) the aggregate of other payments made by the Company to another entity or organization with which a Director, an immediate family member or a person or organization with which the Director has an affiliation, or received by the Company from that other entity or organization, were less than the greater of $1 million or 2% of the affiliated company’s revenues in each of the last three fiscal years. Notwithstanding the foregoing, the Board will not treat a director’s relationship with the Company as categorically immaterial if the relationship otherwise conflicts with the NYSE corporate governance listing standards or is required to be disclosed by the Company pursuant to Item 404 of Regulation S-K.

Based on the March 2024 independence review, your Board affirmatively determined that each of Heidi L. Boyd, Jana T. Croom, Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, James F. O’Neil III, Leslie M. Turner and Melvin Williams are independent pursuant to our Corporate Governance Polices, the rules and regulations of the SEC and the listing standards of the NYSE. Mr. Tierney, as our CEO, is not deemed to be independent. Mr. John W. Somerhalder II is not deemed independent pursuant to the Corporate Governance Policies due to his former employment with the Company as Executive Vice Chair from March 2021 to May 2022. Additionally, your Board previously determined that former directors Jesse A. Lynn and Andrew Teno, who resigned as directors in 2023, and Sean Klimczak, who resigned in February 2024, were independent. In all cases, your Board determined that the nature of the business conducted and any interest in an entity that the applicable director has a relationship were immaterial both to the Company and to the director. Outside of their service as a Company director, none of the Company’s independent directors currently provide professional or other services to the Company, its affiliates or any officer of the Company and none of the Company’s directors are related to any executive officer of the Company.

The Governance Committee also determined that none of the relationships described above constituted a related person transaction requiring disclosure under the heading “Certain Relationships and Related Person Transactions” in this Proxy Statement. Also, in each case where the director is a current executive officer of another company, any transactions constituted less than one percent of the Company’s and the other company’s consolidated gross revenues in each of the last three completed fiscal years.

2024 PROXY STATEMENT	23

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Biographical Information and Qualifications of Nominees for Election as Directors

The following provides information about each director nominee. The information presented below includes each nominee’s specific experiences, qualifications, attributes, and skills that contributed to the conclusion by the Governance, Corporate Responsibility and Political Oversight Committee and your Board that he or she should serve as a director of your Company.

Heidi L. Boyd Director
AGE: 39 FirstEnergy DIRECTOR SINCE 2024	STANDING COMMITTEES: Audit; Compensation; Governance, Corporate Responsibility and Political Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Senior managing director at Blackstone Inc., a global investment firm. Ms. Boyd has been a private equity investor in infrastructure businesses for nearly 15 years. Before joining Blackstone in 2018, she was at Macquarie Infrastructure and Real Assets, where she was involved with numerous transactions in the utility, energy, waste and transportation sectors. Currently, she serves as Board member and Audit Committee Chair at Carrix Inc., a private global ports operator (since 2021). She also served as director at NIPSCO (a role that ended in February 2024), a regulated utility subsidiary of NiSource, Inc., and as director at Atlantic Power Transmission (2022-2023), a Blackstone Infrastructure Partners company focused on offshore wind power transmission.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Boyd received her Bachelor of Arts in Science, Technology and Society from Stanford University, where she co-founded the Stanford Women in Business. She also received her Master of Business Administration from Harvard Business School. At Blackstone, she oversees significant portfolio company investments which are asset-and people-intensive, with a strong focus on safety programs and oversight. Her board-level experience at regulated utilities coupled with her finance acumen provides valuable service to the FirstEnergy Board.

Jana T. Croom Director
AGE: 47 FirstEnergy DIRECTOR SINCE 2022	STANDING COMMITTEES: Audit; Governance, Corporate Responsibility and Political Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chief financial officer for Kimball Electronics, Inc., a global electronics manufacturing company, since July 2021, after serving as vice president, finance (from January 2021 to July 2021). She previously served as vice president, financial planning and analysis (from August 2019 to January 2021), director of operations planning (from March 2017 to August 2019), and also held a number of roles of increasing responsibility including regulatory, operations and finance at NiSource Inc., a regulated public utility.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Croom received her Bachelor of Arts degree from The College of Wooster and a Masters of Business Administration from the Fisher College of Business at The Ohio State University. She is a tenured utility industry finance executive having worked in both the electric and natural gas business. She has acquired extensive and wide-ranging leadership, accounting, audit, financial planning and analysis, investor relations, tax, treasury and governance oversight skills through her former roles. Prior to her roles at Kimball Electronics and NiSource, she also was employed by American Electric Power Co Inc., an investor-owned electric utility, focusing on investor relations, corporate finance and treasury. Ms. Croom’s extensive and wide-ranging leadership, accounting, audit, governance oversight and related skills make her a valuable member of your Board.

24	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Steven J. Demetriou Director
AGE: 65 FirstEnergy DIRECTOR SINCE 2017	STANDING COMMITTEES: Finance (Chair); Compensation

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Mr. Demetriou serves as executive chair of the board of directors of Jacobs Solutions Inc. (“Jacobs”) (formerly Jacobs Engineering Group Inc.), a provider of technical professional services, including consulting, technical, scientific and project delivery for the government and private sector, a position he has held since January 2023. He previously served as chief executive officer of Jacobs (from 2015 to January 2023). In connection with Jacobs’ succession plan, he currently serves as executive chair of the Jacobs board. He also serves as a director of Arcosa, Inc., a provider of infrastructure-related products and solutions since January 2023. He previously served as chair of the board of C5 Acquisition Corp. (“C5AC”) from January 2022 to November 2023. He previously served as chairman and chief executive officer (from 2004 to 2015) of Aleris Corporation, a manufacturer of aluminum rolled products and as a director of Kraton Corporation (from 2009 to 2017).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Demetriou received his Bachelor of Science degree in chemical engineering from Tufts University. He has extensive experience in leadership and senior management roles, including the role of chief executive officer. In addition, he brings experience in a variety of industries, including engineering, construction and oil and gas. He also has substantial experience with a company that provides cybersecurity, sustainability and environmental related solutions. His extensive executive and board experience has equipped him with leadership skills and the knowledge of board processes and functions. This experience qualifies him to serve as a member of your Board.

OTHER INFORMATION:

In assessing whether directors and director nominees, including Mr. Demetriou, have sufficient time to devote to board duties and responsibilities, the Governance Committee and your Board consider, among other things, the commitments of each director on the boards of other public companies.

In recommending to the full Board the re-election of Mr. Demetriou, the members of the Governance Committee considered the requirements of the Board’s Corporate Governance Policies, as well as the policies of several of the Company’s major shareholders regarding the number of boards on which an executive chair should serve. In addition to your Board, Mr. Demetriou also serves on the board of directors of Arcosa, Inc., and, since January 2023, serves as executive chair of Jacobs after stepping down as its chief executive officer as part of ordinary succession planning.

Following robust due diligence regarding Mr. Demetriou’s commitments, including feedback from shareholders, your Governance Committee and the Board believe that Mr. Demetriou has demonstrated, and will continue to demonstrate, the ability to dedicate sufficient time to carry out his Board duties effectively. They believe it is in the Company’s best interest that he continue to serve as a director for the following reasons:

◾	Mr. Demetriou no longer serves as chief executive officer of Jacobs and he no longer serves on the board of C5AC

◾	As executive chair, his workload at Jacobs has significantly reduced as he focuses on advising its executive team on strategic and capital deployment initiatives, providing executive sponsorship for several key client engagements and supporting ongoing culture initiatives

◾	As a former chief executive officer, he brings to your Board extensive experience in leadership, management, and operational and strategic oversight

◾	He is a highly engaged member of your Board, is always well prepared for Board and committee meetings and is widely respected by fellow Board members for making informed and meaningful contributions to the decision-making process and in fulfilling the Board’s oversight responsibilities, including as Chair of the Finance Committee and member of the Compensation Committee

◾	He is an active participant in all Board matters and his attendance record demonstrates his commitment to your Board, attending 94% of regularly scheduled Board and respective committee meetings throughout his tenure on your Board, and 96% of meetings held in 2023

◾	He has assured the Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties on your Board and its committees, and

◾	He also does not serve on the boards of any privately-held companies.

The Board appreciates shareholders’ focus on director commitments. The Board will continue to regularly evaluate the roles and responsibilities of all directors and director nominees (including Mr. Demetriou) with respect to your Board to ensure that each director and director nominee continues to be able to dedicate the time necessary to support FirstEnergy.

2024 PROXY STATEMENT	25

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Lisa Winston Hicks Director
AGE: 57 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Compensation; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Lead Independent Director of the Board since May 2022. Retired board chair of MV Transportation, Inc., a privately owned passenger transportation contracting firm and provider of paratransit services (from 2014 to 2022). She served as executive vice president, general counsel and corporate secretary for MV Transportation (from 2012 until 2018).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Hicks received a Bachelor of Arts in Political Science from Stanford University and a Juris Doctorate from Harvard Law School. As executive vice president and general counsel of MV Transportation, Ms. Hicks directed all company legal affairs including its acquisition of businesses, defense and resolution of litigation, as well as corporate compliance and governance. From 2004 until 2008, Ms. Hicks was senior vice president and associate general counsel for TXU Corp., a Dallas based energy holding company. Following the acquisition of TXU Corp by private investors and its name change to Energy Future Holdings, Ms. Hicks became its corporate secretary and continued in the role of senior vice president and associate general counsel managing legal and board functions including corporate governance, compliance and security programs, employee benefits and executive compensation, litigation, risk, and strategy. Earlier in her career she worked as a litigator in private law practice and served in various roles at the U.S. Department of Justice and in the White House where she was Associate Counsel to the President. Ms. Hicks’ legal, regulatory, compliance and energy-sector experience qualifies her to serve as a member of your Board.

Paul Kaleta Director
AGE: 68 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Governance, Corporate Responsibility and Political Oversight (Chair); Compensation; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired executive vice president, general counsel, federal affairs, chief compliance officer, and corporate secretary of First Solar, Inc., a global solar company (from 2014 to 2020). Managing director of SERC Consulting LLC, an energy policy and strategy firm, since 2020. Previously served as executive vice president, general counsel, shared services, chief compliance officer, and corporate secretary of NV Energy, Inc., an electric and gas utility (from 2006 to 2013).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Kaleta received his law degree from Georgetown University Law Center and his undergraduate degree from Hamilton College. He has more than 30 years of leadership and business experience as a senior executive and general counsel for companies across the energy industry, including both regulated utility and clean energy technology companies. He also has served on energy advisory, technology, and industry boards, was a partner in a Washington, D.C. law firm, and was an adjunct professor teaching energy law and business ethics. Mr. Kaleta’s varied and comprehensive utility, energy transition, infrastructure, renewable energy, climate, governmental affairs, and corporate governance and compliance experience qualifies him to serve as a member of your Board.

26	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

James F. O’Neil III Director
AGE: 65 FirstEnergy DIRECTOR SINCE 2017	STANDING COMMITTEES: Audit; Compensation (Chair); Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Former chief executive officer and vice chairman of Orbital Infrastructure Group, Inc. (from 2019 to 2023), a provider of specialty contracting services to the electric power, telecommunications, and renewable industries. Mr. O’Neil was vice chairman and chief executive officer of Orbital Infrastructure Group when it filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in 2023. Former president, chief executive officer and director of Quanta Services, Inc., a provider of specialty contracting services to the electric power and oil and gas industries (from 2011 to 2016). He served as a director of Hennessy Capital Acquisition Corp IV (from 2019 to 2020), NRC Group Holdings (from 2017 to 2019) and Spark Power Group Inc. (from 2018 to 2019).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. O’Neil received his Bachelor of Science degree in civil engineering from Tulane University. He has extensive leadership and senior management experience, including the role of chief executive officer, chief operating officer and senior vice president of operations integration and audit. His experience in the electric utility industry also provides him substantial experience in sustainability and environmental related matters. His extensive executive and board experience have equipped him with leadership skills and the knowledge of board processes and functions. Additionally, Mr. O’Neil’s audit, general corporate decision-making and engineering experience makes him a valuable member to your Board.

John W. Somerhalder II Director
AGE: 68 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEE: Finance; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Non-executive Board Chair of your Company since June 2023. He has served as Chair of your Board since May 2022, and previously served as Interim President and Chief Executive Officer of your company from September 2022 to May 31, 2023, Vice Chair and Executive Director of your Company from March 2021 to May 2022. Mr. Somerhalder also recently served as interim president and chief executive officer of CenterPoint Energy, Inc., an electric and natural gas utility serving several U.S. markets (from February 2020 to July 2020) and served as a member of the CenterPoint Energy’s board of directors (from 2016 through 2020). He currently serves as a director of one other public company: KKR Infrastructure Conglomerate LLC, a company that operates as an investment vehicle. He also served as a director of Gulfport Energy Corp (from 2020 to 2021), as a director and board chairman of Enable Midstream Partners, LP (from February 2020 to July 2020), as a Director of SunCoke Energy Partners GP LLC (from 2017 to 2019), and as director at Crestwood Equity GP LLC, the general partner of Crestwood Equity Partners LP (from 2013 to 2020). He also served as interim president and chief executive officer of Colonial Pipeline Company, a U.S. refined products pipeline company (from February 2017 to October 2017).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Somerhalder holds a Bachelor of Science degree in chemical engineering from the University of Arizona. He was president and chief executive officer of AGL Resources Inc., a former publicly traded energy services holding company (from 2006 to his retirement in 2015), and chairman of AGL Resources board of directors (from 2007 to 2015). Prior to joining AGL Resources, Mr. Somerhalder served in a number of roles with El Paso Corporation, a publicly traded natural gas and related energy products provider, where he spent almost 30 years, starting his career as an engineer and progressing through leadership roles before being named president of El Paso Pipeline Group and executive vice president of El Paso Corporation. He has extensive leadership and senior management experience, including the roles of chief executive officer and board chairman. His extensive energy industry, executive and board experience has equipped him with leadership skills and knowledge of the industry, and board processes and functions. Mr. Somerhalder’s deep experience qualifies him to serve on your Board, lead efforts to rebuild trust with our external stakeholders, support our senior leadership team’s efforts to achieve its priorities, and strengthen your Company’s governance and compliance functions.

2024 PROXY STATEMENT	27

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Brian X. Tierney President, Chief Executive Officer and Director
AGE: 56 FirstEnergy DIRECTOR SINCE 2023

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

President and Chief Executive Officer of the Company since June 2023. He previously served as the global head of Portfolio Operations and Asset Management for Blackstone Infrastructure Partners (from 2021 to 2023). Earlier, he spent 23 years at Ohio-based American Electric Power Company, Inc. (“AEP”), one of the United States’ largest investor-owned utilities. At AEP he held numerous leadership positions, including executive vice president of strategy (in 2021) and more than 11 years as chief financial officer (from 2009 to 2020).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Tierney earned his bachelor’s degree from Boston College and an MBA from the University of Chicago. He also served as a United States Peace Corps volunteer in the Republic of the Philippines. With a career spanning 29 years in the electric utility industry, Mr. Tierney has developed extensive leadership, operational and commercial experience. Moreover, his strong financial acumen – across capital allocation, accounting, investor relations, planning and strategy, and risk management – and demonstrated ability to advance business strategies and drive value creation make him a valuable member of the FirstEnergy Board.

Leslie M. Turner Director
AGE: 66 FirstEnergy DIRECTOR SINCE 2018	STANDING COMMITTEES: Audit (Chair); Finance

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired senior vice president, general counsel and corporate secretary of The Hershey Company, a global confectionery company (2012 to 2018). Prior to joining Hershey, Ms. Turner served at the Coca-Cola Company, first as associate general counsel for the company’s bottling investment group and then as general counsel for Coca-Cola North America. Prior to her corporate roles, Ms. Turner began her legal career as an associate and then litigation partner in the Washington, D.C. office of Akin, Gump, Strauss, Hauer & Feld. Ms. Turner also held the position of assistant secretary for the Office of Territorial and International Affairs, U.S. Department of the Interior (appointed by then President Bill Clinton and confirmed by the United States Senate), and subsequently served as counselor to Secretary Bruce Babbitt and director of the Office of Intergovernmental Affairs, both within the U.S. Department of the Interior.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Turner received her law degree from Georgetown University Law Center after graduating from the New York University with a Bachelor of Science degree. She also received a Master of Laws in Law and Government from the American University, Washington College of Law. Ms. Turner has over 30 years of experience as a seasoned executive leading, advising and/or overseeing regulated private and public sector environments, including the consumer packaged goods industry. She brings valuable experience and insights into strategic business planning, global risk management, supply chain sustainability, category and geographical footprint expansion, corporate governance and corporate compliance. Ms. Turner’s extensive legal and business experience in multi-stakeholder environments qualifies her to serve as a member of your Board.

28	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Melvin Williams Director
AGE: 60 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Corporate Governance, Corporate Responsibility and Political Oversight; Operations and Safety Oversight (Chair)

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired in 2020 as president of Nicor Gas, a natural gas distribution company and subsidiary of the Southern Company, and senior vice president of Southern Company Gas (from 2015 to 2020).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Williams received his Bachelor of Science degree from the Savannah State University. Prior to his most recent positions, he held progressively more responsible leadership roles including senior vice president, planning and business services at Nicor Gas and vice president and general manager at Atlanta Gas Light Company and Florida City Gas Company. Over 32 years of utility experience that includes sales, marketing, regulatory, and utility operations enables Mr. Williams to provide valuable insight and qualifies him to serve as a member of your Board.

2024 PROXY STATEMENT	29

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Committees

Your Board currently has five standing committees and one special Board oversight committee, which are described below. Your Board’s three primary standing committees are comprised solely of independent directors as determined by your Board in accordance with our Corporate Governance Policies, which incorporate the NYSE listing standards and applicable SEC rules. Presented below are the current committee memberships.

Audit Committee	8 meetings in fiscal year 2023

Leslie M. Turner (Chair) Heidi L. Boyd Jana T. Croom * James F. O’Neil III * * Financial Experts

The Audit Committee is primarily responsible for assisting your Board with oversight of:

◾  The integrity of the Company’s financial statements, and financial reporting and disclosure controls processes

◾  Adherence to legal, compliance, risk management and regulatory requirements, including oversight of the Company’s Ethics & Compliance Program

◾  The qualifications, independence, and performance of the Company’s independent auditor

◾  The Company’s Enterprise Risk Management function

◾  Performance of the Company’s internal audit function

◾  The Company’s systems of internal controls over financial reporting with respect to the accuracy of financial records, and

◾  The key assurance functions, including the Office of Ethics & Compliance, Internal Audit and Risk.

The Audit Committee is also directly responsible for the appointment, compensation and retention of, and the oversight of the work and pre-approval of all services provided by the Company’s independent registered public accounting firm. In partnership with the Operations and Safety Oversight Committee, the Audit Committee also oversees cybersecurity risk as it may impact the other areas of the Audit Committee’s responsibilities. For a complete list of responsibilities and other information, please refer to the Audit Committee Charter available on our website at www.firstenergycorp.com/charters.

Your Board appoints at least one member of the Audit Committee who, in your Board’s business judgment, is an “Audit Committee Financial Expert,” as such term is defined by the SEC. Your Board determined that Ms. Croom and Mr. O’Neil meet this definition. All members of the Audit Committee are financially literate and are independent pursuant to our Corporate Governance Policies, the rules and regulations of the SEC and the listing standards of the NYSE. As required by the applicable NYSE listing standards, to the extent any member of the Company’s Audit Committee simultaneously serves on the audit committee of more than three public companies, the Company will disclose on its website (www.firstenergycorp.com/board) your Board’s determination whether such simultaneous service impairs the ability of that individual to serve effectively on the Company’s Audit Committee. See the Audit Committee Report in this Proxy Statement for additional information regarding the Audit Committee.

30	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Compensation Committee	6 meetings in fiscal year 2023

James F. O’Neil III (Chair) Heidi L. Boyd Steven J. Demetriou Paul Kaleta Lisa Winston Hicks

The Compensation Committee is primarily responsible for:

◾  Carrying out the responsibilities delegated by the Board relating to the review and determination of executive compensation

◾  Provide general oversight of the Company’s compensation philosophy and practices and human capital initiatives

◾  Reviewing and, if appropriate, making recommendations to your Board regarding the compensation and benefits of non-employee directors, and

◾  Delegating responsibilities to one or more sub-committees (to the extent permitted under NYSE listing standard and applicable law

For information regarding the role of executive officers and our independent compensation consultant in determining or recommending the amount or form of executive and director compensation, see the CD&A section below. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter available on our website at www.firstenergycorp.com/charters.

Governance, Corporate Responsibility and Political Oversight Committee	7 meetings in fiscal year 2023

Paul Kaleta (Chair) Heidi L. Boyd Jana T. Croom Melvin D. Williams

The Governance, Corporate Responsibility and Political Oversight Committee is primarily responsible for:

◾  The Company’s director nominations process

◾  The Company’s corporate governance policies

◾  Oversight of the Company’s policies and practices relating to corporate responsibility

◾  Oversight of the Company’s political activities and practices, and

◾  Oversight of the Company’s citizenship practices and EESG strategy

For a complete list of responsibilities and other information, refer to the Governance, Corporate Responsibility and Political Oversight Committee Charter available on our website at www.firstenergycorp.com/charters.

Finance Committee	6 meetings in fiscal year 2023

Steven J. Demetriou (Chair) John W. Somerhalder II Leslie M. Turner	The Finance Committee is primarily responsible for monitoring and overseeing the Company’s financial resources and strategies, with emphasis on those issues that are long-term in nature. For a complete list of responsibilities and other information, refer to the Finance Committee Charter available on website at www.firstenergycorp.com/charters.

2024 PROXY STATEMENT	31

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Operations and Safety Oversight Committee	6 meetings in fiscal year 2023

Melvin D. Williams (Chair) John W. Somerhalder II Lisa Winston Hicks James F. O’Neil III Paul Kaleta

The Operations and Safety Oversight Committee is primarily responsible for monitoring and overseeing the Company’s significant operations matters relating to the Company’s electric power generation and distribution and transmission operations, together with safety, reliability, environmental strategy, climate change, environmental protection and sustainability. In partnership with the Audit Committee, the Operations and Safety Oversight Committee is also responsible for oversight of the Company’s operational cybersecurity risks and audits. For a complete list of responsibilities and other information, refer to the Operations and Safety Oversight Committee Charter available on our website at www.firstenergycorp.com/charters.

Effective July 26, 2023, Messrs. Kaleta and O’Neil were appointed to the Operations and Safety Oversight Committee.

Special Board Oversight Committee	2 meetings in fiscal year 2023

Paul Kaleta (Chair) Lisa Winston Hicks Melvin D. Williams	The Special Litigation Committee was created in July 2021 to take all actions with respect to pending derivative litigation and demands. It is authorized to take all actions as it deems advisable, appropriate, and in the best interests of the Company and its shareholders with respect to pending shareholder derivative litigation and demands.

32	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Items to Be Voted On

Item 1	Election of Directors
✓ Your Board recommends that you vote FOR all nominees in Item 1

You are being asked to vote for the following 10 nominees to serve on your Board for a term expiring at the annual meeting of shareholders in 2025 and until their successors shall have been elected: Heidi Boyd, Jana T. Croom, Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, James F. O’Neil III, John W. Somerhalder II, Brian X. Tierney, Leslie M. Turner and Melvin Williams.

The “Biographical Information and Qualifications of Nominees for Election as Directors” section of this Proxy Statement provides information for all nominees for election at the Annual Meeting. The “Board Qualifications” section above in this Proxy Statement provides information relating to your Board’s and Governance Committee review of nominees. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by your Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

Pursuant to the Article XII of Company’s Amended and Restated Articles of Incorporation, at any election of directors, a nominee shall be elected to your Board only if the votes cast “For” the candidate exceed the votes cast “Against” the candidate; abstentions and broker non-votes shall not be counted as votes “For” or “Against” a candidate and therefore will have no effect. Our Corporate Governance Policies also provide that in an uncontested election of directors (i.e., an election where the only nominees are those recommended by your Board), any nominee for director who receives a greater number of votes cast “Against” his or her election than votes cast “For” his or her election will promptly tender his or her resignation to the Governance Committee following certification of the shareholder vote. The Governance Committee will promptly consider the tendered resignation and will recommend to your Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to recommend acceptance or rejection of the tendered resignation, the Governance Committee will consider factors deemed relevant by the committee members, including the director’s length of service, the director’s particular qualifications and contributions to the Company, the overall composition of the Board, the reasons underlying the majority against vote, if known, and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Policies. In considering the Governance Committee’s recommendation, your Board will consider the factors considered by the Governance Committee and any such additional information and factors your Board believes to be relevant. Your Board will act on the Governance Committee’s recommendation no later than at its next regularly scheduled Board meeting.

Your Board Recommends That You Vote “For” All Nominees in Item 1. ✓

2024 PROXY STATEMENT	33

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 2	Ratification of the Appointment of the Independent Registered Public Accounting Firm For 2024
✓ Your Board recommends that you vote FOR Item 2

You are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to examine the books and accounts of the Company for the fiscal year ending December 31, 2024. While our Code of Regulations does not require shareholders to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are submitting the proposal for ratification as a matter of good corporate governance. However, if shareholders do not ratify the appointment, the Audit Committee will reconsider retaining PricewaterhouseCoopers LLP in future years. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will be available to respond to appropriate questions and have an opportunity to make a statement if he or she wishes to do so. We refer you to the “Matters Relating to the Independent Registered Public Accounting Firm” section of this Proxy Statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2021 and 2022. Item 2 requires the affirmative vote of a majority of the votes cast and abstentions will have no effect. There can be no broker non-votes on Item 2 as it is considered a “routine” matter under applicable NYSE rules.

Your Board Recommends That You Vote “For” Item 2. ✓

34	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 3	Approve, on an Advisory Basis, Named Executive Officer Compensation
✓ Your Board recommends that you vote FOR Item 3

The following proposal provides shareholders the opportunity to cast an advisory, non-binding vote to approve the compensation of the NEOs (a “Say-on-Pay” vote) as further described in the CD&A and the related compensation tables and narrative disclosure. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934. Currently, the advisory vote is held annually. Following the 2024 Annual Meeting, the next advisory vote on NEO compensation is scheduled to occur at the Company’s 2025 Annual Meeting of Shareholders. Your Board strongly supports the Company’s executive pay practices and asks shareholders to support its executive compensation program by adopting the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the FirstEnergy Corp. Named Executive Officers, as such compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the other related narrative executive compensation disclosure contained in the proxy statement.”

The primary objectives of the Company’s executive compensation program are to attract, motivate, retain, and reward the talented executives, including the NEOs, who we believe can provide the performance and leadership to achieve success in the highly complex energy industry. Our executive compensation program is centered on a pay-for-performance philosophy.

In deciding how to vote on this proposal, we encourage you to read the CD&A for a more detailed discussion of our executive compensation programs and practices applicable to the NEOs, beginning on page 55.

Your Board strongly believes that our compensation philosophy, in conjunction with continued shareholder outreach, is in the best interests of shareholders. We will continue to annually review and evaluate all compensation plans and programs with the goal of aligning such plans and programs with market practice where appropriate and with the best interests of our shareholders. Item 3 is an advisory proposal that requires the affirmative vote of a majority of the votes cast; abstentions and broker non-votes will not be counted as votes “for” or “against” and therefore, will have no effect.

Although this advisory vote is non-binding, your Board and the Compensation Committee value the views of our shareholders and expect to consider the voting results when considering future executive compensation practices for the NEOs.

Your Board Recommends That You Vote “For” Item 3. ✓

2024 PROXY STATEMENT	35

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 4	Report on Feasibility of Integrating Climate-Related Measures into the Company’s Compensation Plans
X Your Board recommends that you vote AGAINST Item 4.

The Comptroller of the State of New York, 110 State Street, 14th Floor, Albany, NY 12236, plans to introduce the following proposal at the Annual Meeting. We have been notified that the New York State Common Retirement Fund is the beneficial owner of no less than 452,913 shares of your Company’s common stock. The Company is presenting this proposal and supporting statement as submitted by the proponent. The Company is not responsible for any inaccuracies contained in this shareholder proposal.

Proposal 4 — Report on Feasibility of Integrating Climate-Related Measures into the Company’s Compensation Plans.

Whereas, FirstEnergy Corp. (the “Company”) has announced targets to reduce its operational (scope 1) greenhouse gas emissions by 30% by 2030 from a 2019 base and be carbon neutral by 2050. However, the Company has not set targets for scope 3 emissions, which are the largest contributor to its total emissions profile.

We believe that alignment of a corporate climate transition strategy with executive compensation metrics and incentives can increase the likelihood of the Company achieving a timely climate transition. Compensation packages are designed to reward executives for achieving companies’ strategic objectives. Variable pay – such as annual bonuses and long-term incentive plans – makes up around 71 % of total compensation for companies in North America, so targets can have a significant influence on management priorities. Achievement of a climate strategy that supports FirstEnergy Corp.’s overall corporate strategy helps to protect and enhance long-term shareholder value.

The Company’s compensation structure for senior executives does not explicitly include meaningful linkages between reducing GHG emissions and executive compensation. For example, the Company has once again this year failed to meet the CA 100+ Net Zero Benchmark indicators for climate-related executive compensation metrics.1 Another example: the Company also received an “F” grade on a recent report assessing Company Chief Executive Officer (CEO) compensation linkage to climate performance. 2

This stands in contrast to most peer utility companies, which have in recent years begun tying executive compensation to climate-related metrics. American Electric Power Company, Inc., Dominion Energy, Inc., and Xcel Energy, Inc., are among the peer companies that have not only tied executive compensation to climate-related metrics but specifically incorporated quantitative climate-related metrics with measurable payout and long-term incentive components.

Resolved Shareholders request the Compensation Committee of FirstEnergy’s Board of Directors prepare a report assessing the feasibility of integrating the Company’s committed GHG emissions targets, goals, and other climate-related measures (as determined by the Board), into the performance goals, metrics, and vesting conditions applicable to senior executives under the Company’s compensation incentive plans.

Supporting Statement Examples of approaches to linkages between GHG emissions reductions targets and compensation structures that the Board could consider include:

◾	Vesting requirements for performance pay for achievement of interim GHG emissions reduction targets

◾	Adding similar longer-term compensation goals to other climate-related targets

◾	Bonuses for achievement of interim GHG emissions reduction targets

[1]	Review of 2023 Compensation Packages https://www.climateaction100.org/company/wee-energy-group-inc/
[2]

Review of 2021 Compensation Packages https://staticl.squares pace.com/static/59a706d4fSe2319b70240ef9/t/632ccc5c6cfe 17076eded341/1663880289039/AsYouSow2022_pay for_ Climate+Performance_Report_FIN 20220921.pdf

36	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Company’s Response — Item 4

Your Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons.

Preparation of this report is unnecessary because the Compensation Committee already has a robust and comprehensive process for developing and approving our executive compensation program design which includes a periodic assessment as to the feasibility of incorporating environmental and climate-related performance goals.

The Compensation Committee, which is comprised of independent directors, oversees executive compensation in accordance with our compensation philosophy, which incorporates a consistent and uncompromising commitment to ethical conduct in all that we do, while also aligning our executives’ interests with Company and business unit performance, business strategies and corporate objectives, including EESG-related goals, and drivers for growth in shareholder value. As discussed in the Compensation Discussion and Analysis section of this proxy statement, the Compensation Committee has engaged Farient to provide independent advice with respect to executive compensation and corporate governance matters related to executive compensation. The Compensation Committee leverages Farient’s expertise and familiarity with competitive compensation practices in the utility and general industry sectors and regularly requests advice from Farient concerning the design, communication, and implementation of our incentive compensation plans and other programs, including the selection of key performance indicators incorporated into our STIP and LTIP plan designs.

The Compensation Committee receives advice from Farient’s specific practice focused on EESG matters regarding competitive EESG-related incentive practices among our utility and general industry peers as well as the broader market. Specifically, they advise FirstEnergy on how EESG initiatives should be reflected the Company’s incentive plans, thereby providing value to stakeholders, including shareholders. In doing so, Farient advises on all aspects of EESG matters pertaining to compensation, including climate, social, and ethics and compliance; and in providing this advice, Farient leverages a global database that covers all of these areas in depth.

The Compensation Committee’s annual review of our executive compensation program includes, among other things, a fulsome benchmarking of our peers’ executive compensation plan designs, including appropriate measures, weightings, leverage, and cash versus equity mix. The Compensation Committee also reviews potential alternatives to the key performance indicators (“KPIs”) currently incorporated into our executive compensation program, including periodic assessment as to the feasibility of incorporating environmental or climate-related performance goals. The data provided by Farient is reviewed by the Compensation Committee before establishing, in its business judgment, appropriate incentive compensation goals taking into account a variety of factors, including the Company’s strategy, the regulatory environment in the jurisdictions where we operate, our asset portfolio, market trends, and whether a specific KPI is likely to drive Company performance and therefore support long-term shareholder growth.

Your Board therefore believes that the Compensation Committee’s holistic assessment of our executive compensation program, including whether to incorporate GHG-focused metrics specifically, already addresses the main thrust of the proposal which is therefore an unnecessary diversion of Company resources.

Your Board believes that preparing the requested report is an unnecessary use of your Company’s resources because our Company has demonstrated, and continues to demonstrate, a strong commitment to EESG, even in the absence of climate-related performance goals in our executive compensation program.

Climate change is among the most important issues of our time and, as an electric utility, the Company understands and acknowledges how weather – and changes to weather patterns – impact our operations, infrastructure, service reliability and customers’ experience.

As described on page 45 of this proxy statement, we believe our success requires strong management and oversight of EESG matters. To this end, we have committed to providing stakeholders with information about our corporate responsibility approach and EESG initiatives and performance. Setting company-wide goals and disclosing our progress are also critical parts of demonstrating transparency and accountability on EESG matters. Indeed, in the first quarter of 2024, your Board acted to refresh our climate strategy, after determining that we are likely unable to meaningfully reduce our generation-based GHG emissions by 2030 and that the ability to achieve the interim goal was ultimately not within our control. We remain committed to achieving net

2024 PROXY STATEMENT	37

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

neutrality of our Scope 1 GHG emissions by 2050. Our companywide goals, available on our Corporate Responsibility website, are designed to prepare us to meet our customers’ future energy needs and move us closer to our vision for a more resilient, innovative, diverse and sustainable FirstEnergy.

Your Company has taken these actions because it is the right thing to do and because our values and strategy implore us to take climate change seriously and act decisively. Accordingly, your Board believes that the existing executive compensation program already serves to promote both the short- and long-term financial success of your Company to increase shareholder value and we believe that adoption of this proposal is unnecessary.

Preparing an additional report is an unnecessary use of your Company’s resources, as the Company’s executive compensation program already adequately weights executive pay with stakeholder measures, including environmental, social, and governance goals and discloses this information in public filings.

Your Board believes that preparing a report as requested by the proposal is an unnecessary diversion of Company resources. As described in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program is designed to closely tie executive pay and Company performance and to the execution of our strategy. Our short-term incentive program, or STIP, consists of at-risk, variable cash compensation that is designed to reward the achievement of near-term corporate and business unit objectives that are based on financial, operational, safety and DEI performance measures, including EESG-related goals. In 2023, the STIP for Named Executive Officers was weighted 60% for corporate financial performance and 40% for operational performance, including safety and DEI. Our long-term incentive program, or LTIP, is comprised entirely of performance-adjusted RSUs payable upon attainment of two financial KPIs, Operating EPS Growth (cumulative), weighted at 65%, and Relative TSR, weighted at 35%. The determination of these metrics was based on the Compensation Committee’s careful assessment of our strategy and alignment with shareholder interests and, as described above, was developed in close consultation with the Compensation Committee’s independent compensation consultant. Furthermore, in 2023, 89% of the President and CEO’s total target annual pay and 77% of other named executive officer compensation during 2023, on average, represented variable pay.

As your Board believes that the existing executive compensation program already serves to promote both the short- and long-term financial success of your Company to increase shareholder value, we believe that adoption of this proposal is unnecessary.

Summary

Your Board unanimously recommends a vote AGAINST this proposal. The Board believes that it is already acting through the Compensation Committee to regularly assess the feasibility of integrating EESG metrics into the Company’s executive compensation program, that the Company has, and continues, to demonstrate a commitment to EESG even in the absence of climate-related performance goals, and that your Company’s incentive programs appropriately link executive pay with Company performance. Accordingly, your Board does not believe that the report described in this proposal is either necessary or in the best interests of the Company or shareholders.

X Your Board Recommends That You Vote “Against” Item 4

38	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 5	Amend Clawback Policy
X Your Board recommends that you vote AGAINST Item 5.

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, plans to introduce the following proposal at the Annual Meeting. We have been notified that Mr. Chevedden is the beneficial owner of no less than 90 shares of your Company’s common stock. The Company is presenting this proposal and supporting statement as submitted by the proponent. The Company is not responsible for any inaccuracies contained in this shareholder proposal

NOTE: The graphic below was submitted as part of the shareholder’s proposal.

Proposal 5 — Improve Clawback Policy for Unearned Executive Pay

Shareholders ask the Board of Directors to amend the Company Policy on recoupment of incentive pay to apply to the each Named Executive Officer and to state that conduct or negligence – not merely misconduct – shall trigger mandatory application of that policy. Also the Board shall report to shareholders in each annual meeting proxy the results of any deliberations about whether or not to cancel or seek recoupment of unearned compensation paid, granted or awarded to NEOs under this policy. There shall at least be the full web address of the complete Clawback Policy in each annual meeting proxy.

These amendments should operate prospectively, be in plain English and be implemented so as not to violate any contract, compensation plan, law or regulation. This includes that at the time of the amendment that no section of such revised policy be adopted that would act against this proposal and make it more difficult to clawback unearned NEO pay and that no section of such revised policy shall further restrict the current policy.

The 2023 FirstEnergy annual meeting proxy only refers to a Recoupment Policy without giving its web address.

Because the FirstEnergy clawback policy merely gives the Board the option of clawback and does not require disclosure to shareholders of its being put to use in actual cases, that policy is too narrow, too vague, and does not address situations where an executive fails to exercise oversight responsibilities that result in significant financial or reputational damage to FirstEnergy. It should. A clawback policy based on conduct – not serious misconduct is consistent with a 2022 rule from the Securities and Exchange Commission that requires a clawback of erroneously awarded incentive pay – even with no misconduct – if a company restates its financial statements owing to material errors.

Wells Fargo offers a prime example of why FirstEnergy needs a stronger policy. After 2016 Congressional hearings, Wells Fargo agreed to pay $185 million to resolve claims of fraudulent sales practices. Wells Fargo’s board then moved to claw back $136 million from 2 top executives. Wells Fargo unfortunately concluded that the CEO had only turned a blind eye to the practice of opening fraudulent accounts.

The Ohio nuclear bribery scandal is another reason for this enhanced clawback policy. According to Wikipedia:

On July 21, 2020, Speaker of the Ohio House of Representatives, Matt Borges, and 3 others were accused of accepting $60 million in bribes from FirstEnergy in exchange for $1.3 billion worth of benefits in the form of Ohio House Bill 6, in what became known as the Ohio nuclear bribery scandal. FirstEnergy’s stock price plummeted. On July 22, 2021, the U.S. Attorney for the Southern District of Ohio announced that FirstEnergy would be fined $230 million for its part in the scandal.

Please vote yes:

Improve Clawback Policy for Unearned Executive Pay – Proposal 5

2024 PROXY STATEMENT	39

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Company’s Response — Item 5

Your Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons:

The Board believes that the Company’s existing compensation recoupment policies already address the main thrust of the proposal.

The Company has already adopted two fulsome recoupment policies that broadly provide for recoupment of certain compensation, including mandatory recovery of compensation in the event of a material financial restatement and reserving the Compensation Committee’s right to recover compensation in the event of detrimental actions by covered officers. On October 2, 2023, your Board, upon the recommendation of the Compensation Committee adopted a new Compensation Clawback Policy (the “Mandatory Clawback Policy”) that provides for mandatory recoupment of erroneously awarded compensation pursuant to SEC rules and listing standards adopted by the NYSE. The Mandatory Clawback Policy requires the Company to clawback erroneously awarded incentive compensation paid to an executive officer based on financial results that were subsequently restated as a result of material noncompliance with the U.S. federal securities laws, regardless of the executive’s personal culpability. In this regard, the Company’s existing policies already address the portion of the proposal that requests “[a] clawback policy based on conduct – not serious misconduct … that requires a clawback of erroneously awarded incentive pay – even with no misconduct – if a company restates its financial statements owing to material errors.”

The Company also maintains the Executive Compensation Recoupment Policy (the “Discretionary Clawback Policy”), which continues to provide the Compensation Committee with discretion to recoup compensation for detrimental activity or other matters not otherwise covered under the Mandatory Clawback Policy. Our Discretionary Clawback Policy covers all current or former executive officers, Section 16 officers and other selected executives. The Discretionary Clawback Policy includes recoupment provisions that apply in the event of certain detrimental activity that results in significant operational, financial or reputational harm to the Company as determined in good faith by the Compensation Committee.

For more information, please refer to “Clawback Policies” within the Executive Compensation section of the proxy statement. These policies also are publicly available on our website, which can be found www.firstenergycorp.com/investor/corporate_governance/policies_charters.html.

The recoupment policy proposed by the proponent is overly prescriptive, may deprive your Board of its appropriate use of discretion, may result in micromanagement and could result in misleading disclosures.

Pursuant to the SEC rules and NYSE listing standard referenced above, the Company already is required to make detailed disclosures regarding the application of the Mandatory Clawback Policy in the event of a financial restatement, which includes relevant discussion in the executive compensation section of our proxy statement, as well as a checkbox to be marked on our Form 10-K in the event of such restatement. Providing disclosure outside of this required avenue could be misleading to shareholders. We believe that it is appropriate for decisions regarding additional voluntary disclosure to be made on a case-by-case basis, taking into account applicable legal requirements, the desire of investors to receive information, as well as confidentiality and commercial considerations. As a result, mandating disclosure of all Board deliberations regarding potential clawbacks, regardless of whether the Board determines that an executive’s actions ultimately constituted a policy violation, is inappropriate because it would deprive the Board of the ability to exercise judgment and discretion with respect to the disclosure of potentially sensitive information. With respect to disclosure of any recovery sought under our Discretionary Clawback Policy, our Board must weigh the shareholders’ desire for relevant, material information against applicable legal requirements and potential ramifications, as well as confidentiality obligations, including those in the context of our commercial relationships.

Further, a statement that no clawback was made in connection with a Board deliberation could lead shareholders to inaccurately conclude that the Company is not taking action to address misconduct or other issues within the Company, as recoupment of compensation is not the only action that is available to address misconduct. In exercising its judgment and discretion, the Board may decide to adjust job responsibilities, provide additional training or engage in disciplinary action up to and including termination, or adjust future compensation plans, any of which may be an acceptable response in the Board’s discretion and would not otherwise require a public statement from the Board. Accordingly, the Company believes the proposal to be an ill-advised attempt to micromanage the Board by imposing a mandate that the Board disclose each scenario in which it may seek recoupment under

40	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

the Discretionary Clawback Policy. Such a request is inappropriate because it deprives the Board of its ability to exercise judgment and discretion in dealings with executive management and with respect to the disclosure of potentially personal or confidential information.

Summary

For the reasons described above, your Board unanimously recommends a vote AGAINST this proposal. In keeping with our ongoing commitment to continuously improving the compliance polices and culture at FirstEnergy, your Board is dedicated to maintaining the highest levels of ethics and integrity. The proposal is a moot point, as it seeks a vote on issues that the Board has previously considered and addressed. The Board has adopted a non-discretionary Mandatory Clawback Policy, published such policy, and is required to provide detailed, rules-based disclosure in the event it is triggered. In addition, although not required to do so, as a matter of good corporate governance the Board has continued to maintain a broad Discretionary Clawback Policy, which it has also published to the Company’s website. Accordingly, your Board believes that existing Company clawback policies provide significant, comprehensive means by which the Company can recover erroneously awarded compensation.

X Your Board Recommends That You Vote “Against” Item 5.

2024 PROXY STATEMENT	41

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 6	Report on Financial Statement Assumptions and Climate Change
X Your Board recommends that you vote AGAINST Item 6.

The National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036, plans to introduce the following proposal at the Annual Meeting. We have been notified that The National Center for Public Policy Research is the beneficial owner of no less than more than $2,000 in shares of your Company’s common stock. The Company is presenting this proposal and supporting statement as submitted by the proponent. The Company is not responsible for any inaccuracies contained in this shareholder proposal

Financial Statement Assumptions and Climate Change

WHEREAS: Many policymakers, investors and companies have converged on goals including the need to limit global temperature increase to 1.5° C and to reach net zero global greenhouse gas (GHG) emissions by 2050.

The International Energy Agency’s (IEA) Net Zero 2050 Roadmap (NZE) offers a normative, not scientific, energy sector path for net zero GHG emissions. The IEA urges no investment in new fossil supply projects to achieve net zero:” As a share of total energy supply, [fossil fuels] fall from 80% in 2020 to just over 20% in 2050.”1

In line with such assumptions, and similar assumptions included in the IPCC’ s report series2 and elsewhere, the Company aims to reach net-zero by 2050 with an interim goal to reduce GHG emissions by 30% by 2030.3 The Company has also been investing in solar energy sites while closing coal plants with a goal of phasing out all coal-fired power generation by 2050.4

These investment decisions presume the normative IEA NZE is possible and is based on true assumptions, but it is unclear what, if any, analysis the Company has done to protect company assets should NZE prove unsound.

A 2023 study by the Energy Policy Research Foundation (EPRF) found that net zero advocates have misconstrued the IEA’ s position on new oil and gas investment, and that the IEA has made questionable assumptions and milestones for NZE about government policies, energy and carbon prices, behavioral changes, economic growth, and technology maturity.5

The EPRF study found, “Oil and gas play irreplaceable roles in modem civilization that are not reproducible with low- carbon alternatives. The attempt to substitute them with inferior, less efficient, energy sources will have enormous micro- and macroeconomic consequences and profound geopolitical implications.”6

NZE advocates speak in terms of fossil fuels as stranded assets, but no consideration has been given to whether the true stranded assets might be the assets spent on expensive renewable energy options based on faulty assumptions. Should the EPRF’s study prove true, our Company stands to lose its renewable energy investments, plus the costs of reverting back to reliable energy

[1]	https://firstenergycorp.com/environmental.html
[2]	https://nypost.com/2021/11/12/50-years-of-predictions-that-the-climate-apocalypse-is-nigh/
[3]

https://www.theepochtimes.com/across-the-world-coal-power-is-back_4671888.html; https://www.realclearenergy.org/articles/2022/06/03/india_and_china_coal_production_surging_by_700m_tons_per_year_thats_ greater_than_all_us_coal _output_835483.html; https://www.realclearenergy.org/articles/2022/06/03/india_and_china_coal_production_surging_by_700m_tons_per_year_thats_ greater_than_all_us_coal _output_835483.html; https://www.breitbart.com/environment/2022/04/21/worlds-worst-polluter-china-increases-coal-production-by-three-hundred-million-tons/; https://mishtalk.com/economics/global-net-zero-climate-change-targets-are-pie-in-the-sky

[4]	https://www.npr.org/2022/06/30/1103595898/supreme-court-epa-climate-change
[5]	https://assets.realclear.com/tiles/2023/06/2205 a critical assessment of the ieas net zero scenario esg and the cessation of investment in new oil and gas fields.pdf
[6]	https://assets.realclear.com/files/2023/06/2205 a critical assessment of the ieas net zero scenario esg and the cessation of investment in new oil and gas fields.pdf

42	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

sources such as coal. Additionally, it appears that most countries are not really going to outlaw reliable and affordable energy, further making current net-zero stranded-asset theory non-sensical.7

RESOLVED: Shareholders request that the Company’s Board seek an audited report assessing how applying the findings of the Energy Policy Research Foundation and similar studies would affect the assumptions, costs, estimates, and valuations underlying its financial statements, including those related to long-term commodity and carbon prices, remaining asset lives, future asset retirement obligations, capital expenditures and impairments. The Board should obtain and ensure publication of the report by February 2025, at reasonable cost and omitting proprietary information.

Your Company’s Response — Item 6

Your Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons.

The proposal is neither reasonable nor practical, and your Board believes that providing the report requested by the proposal would not be a prudent use of your Company’s resources in light of the efforts already underway.

Our climate strategy, which we believe to be aligned with and embedded throughout our Company strategy, was methodically established using qualitative data taken from credible, well-established sources and has been reported in accordance with the primary recognized reporting frameworks for climate disclosure.

Our climate disclosures demonstrate FirstEnergy’s continued commitment to addressing the realities of climate change, while meeting stakeholder expectations for transparency and oversight. We believe that executing on our climate strategy requires addressing a multitude of factors, including industry trends and relevant updated information. Our climate strategy is the culmination of countless hours of proactive engagement, thoughtful deliberation, comprehensive research and robust discussion by and amongst management, external stakeholders and your Board. We have demonstrated our commitment to transparency and updates to our climate strategy, as evidenced by our recent publication of our updated climate strategy in early 2024.

Accordingly, your Board does not believe that it is reasonable to require us to provide an audited report to our shareholders on how studies published by the Energy Policy Research Foundation (“EPRR”) may or may not potentially impact our management team’s judgment, in any given financial period, with respect to any of the myriad factors taken into consideration when establishing accounting estimates or business strategy. Even if any such audited report on management’s complex analysis process could be produced, it would be overly burdensome on management when preparing financial estimates to consider whether the EPRR – or any newly published industry report – has been reviewed and taken into consideration in making such estimates.

Your Company already provides clear, comprehensive disclosure on how management arrives at its accounting estimates.

In arriving at the assumptions, costs, estimates and valuations underlying our financial statements, our management team and independent auditors apply US GAAP, as set forth in Accounting Standards Codification Topic 410 “Asset Retirement and Environmental Obligations.” Our accounting judgments and conclusions, which are audited by our independent auditors, are based upon our management team’s experience and knowledge regarding our operations, assets, cost structure and business strategy, as further described in “Critical Accounting Policies and Estimates” in our Annual Report on Form 10-K filed with the SEC on February 13, 2024 and the accompanying “Notes to Consolidated Financial Statements” thereto.

The proposal is overly prescriptive and an attempt to micromanage our executive management team.

Management’s determination of complex estimates and judgments, despite what may be documented in any such audited report, can and should change fluidly given new, real-time information. The proposal seeks to replace our management’s careful, multifaceted approach to the available data and our analysis of the same with the proponent’s desire to refute an industry report that it disagrees with. We believe this is inappropriate and not reflective of how we expect to evaluate critical accounting estimates that are integral to our financial statements or the necessarily complex judgments such estimates require.

[7]

https://www.reuters.com/sustainability/resistance-green-policies-around-europe-2023-08-10/; https://edition.cnn.com/2023/07/19/china/china-xi-carbon-climate-kerry-intl-hnk/index.html https://energy.economictimes.indiatimes.com/news/renewable/indias-ambitious-2070-zero-emission-target-needs-10-tri II ion-investment/96512902;

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

The report requested by the proposal is unnecessary in light of shareholder engagement on GHG emissions.

Throughout 2023, management met with institutional shareholders and discussed a variety of topics, including financial and operational performance and our climate goal, clean energy transition and sustainable investments. Based on these discussions, your Board believes it has a keen understanding of shareholders’ concerns and viewpoints relative to FirstEnergy’s climate strategy.

Summary

Your Board unanimously recommends a vote AGAINST this proposal for a number of reasons, including, chiefly, that the proposal is unnecessary due to the breadth and depth of work already performed by your Board on our climate strategy and decarbonization goal. Further, this proposal seeks to inappropriately micromanage your Company, impinging on the highly-prescribed manner in which FirstEnergy already addresses accounting estimates, consistent with applicable law and accounting requirements. Our Annual Report on Form 10-K already provides shareholders with detailed disclosure of the methods and means by which our management team reaches accounting judgments and estimates, consistent with U.S. securities law, U.S. GAAP and accepted industry practice, and subject to audit by our independent auditors. Accordingly, diverting Board and management attention to produce a narrow, overly burdensome report does not serve the interests of our shareholders.

X Your Board Recommends That You Vote “Against” Item 6.

44	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Our Commitment to EESG

We believe our success requires strong management and oversight of EESG matters, as well as transparency and accountability regarding where we need to improve and how we are going to succeed. We also believe staying true to our mission and core values means executing our corporate responsibility to pursue objectives and initiatives that positively impact our stakeholders.

The EESG priorities that are discussed in the introduction of this 2024 Proxy Statement comprise our corporate responsibility approach and also support the pillars of our company strategy. We strive to provide transparency, identify risks and opportunities, improve our performance and drive accountability in those core EESG areas, among others.

Our commitment to employees is an essential part of our EESG focus. Our people are the force that move our company forward – advancing our business strategy and driving EESG performance, so we can turn our vision and goals into a reality. As such, FirstEnergy uses “Employee” as the first pillar of its corporate responsibility framework. Foregrounding employees pays tribute to their role in executing FirstEnergy’s strategy and underscores the company’s commitment to building a safe, inclusive, and equitable work culture for everyone.

Human Capital Management

FirstEnergy strives to be the employer of choice in our operating areas, and we seek to be known for our diverse team, our culture of equity, inclusion and belonging, and our dedication to helping our employees reach their full potential. We want our culture to empower employees to support our mission, build satisfying and engaging careers at FirstEnergy and drive our success.

Our core values – Integrity, Safety, DEI, Performance Excellence and Stewardship – are the foundation for how FirstEnergy operates, behaves and interacts every day. They identify the beliefs or ideals expected by everyone in the organization and guide the decisions made and actions taken. Built upon our core values, our talent management and total rewards processes are designed to attract, retain, focus, reward and develop a diverse and skilled workforce of high-performing employees and teams.

FirstEnergy’s financial and operational performance is the result of our employees’ efforts and behaviors. We foster an environment where integrity and ethical behaviors are expected from all levels within the organization. By focusing not only on what we achieve, but how we achieve it, we support the Company’s mission to be a forward-thinking electric utility that is powered by a diverse team of employees committed to ethics and integrity and doing the right thing every time. Behaviors such as courage, accountability, customer focus, collaboration and trust are continuously reinforced. Employees are expected to make the right decisions and to speak up when something does not seem consistent with our core values or violates the FirstEnergy Code of Conduct.

Driving a Culture of Compliance and Integrity

Integrity is as foundational to our business as safety. All our leaders and employees play a critical role in creating an environment where our business practices are consistent with our values – helping individuals do the right thing and treating our coworkers, customers and communities with respect. An ethics and compliance modifier for all non-bargaining, non-physical employees in our annual incentive compensation program drives employee accountability and reinforces the importance of a strong culture of ethics and integrity.

The Office of Ethics and Compliance (OEC) oversees organization-wide compliance, assurance, training and communications. The OEC is focused on embedding a culture of uncompromising integrity and ethical behavior throughout the Company. Key areas of that focus include:

People: centralizing the compliance function with dedicated personnel

◾

Centralizing compliance assurance activities within a single organization under the leadership of the Chief Ethics and Compliance Officer, reporting administratively to the Chief Legal Officer, and reporting to the Audit Committee

◾	Implementing a dedicated corporate ethics and compliance office, with a diverse and multidisciplinary 21-person team

◾	Establishing an ethics and compliance committee, Integrity Liaison Program and Integrity Council

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Processes: enhance compliance standards, policies, and procedures, focusing on:

◾	Concern Management

◾	Political and charitable donations

◾	Interactions with government officials

◾	Third-party management

◾	Financial controls and approval authorities

◾	Policy development, refinement, and corresponding employee training

Reporting: enhance feedback opportunities from employees

◾	Multiple channels of reporting and transparency in process

◾	Communicate compliance updates through regular cadence of newsletters, updates on the Company Intranet, townhalls, etc.

◾	Concern Management training for leaders and employees

Benchmarking: metrics to measure program effectiveness

◾	Data analytics and trend or issue spotting

◾	Continuous improvement and sustainability through regular assessments

◾	Department of Justice hallmarks for an effective compliance program

◾	Employee perception survey

Safety

Safety is an unwavering core value of FirstEnergy. The company’s safety and compensation programs are designed to consistently reinforce the shared and personal accountability for controlling exposure to hazards and continuously improving safety culture, behaviors, systems and controls.

Safety metrics, such as injuries that result in days away or restricted time and those that cause life-changing impacts, are monitored, internally reported, and are included in our annual incentive compensation program. With emphasis on “Leading with Safety,” leaders and employees receive safety training and reinforcement of exposure control concepts to improve job site exposure identification, communication and prevention of life-changing events in order to drive excellence in personal, contractor and public safety.

Our commitment to safety includes our customers and communities. Our ongoing STOP.LOOK. LIVE. public safety outreach campaign promotes electrical safety awareness and education in our communities, with a focus on at-risk workers, first responders and school children. We also utilize Live Wire Electrical Safety demonstration trailers across our footprint to educate and prepare first responders and other members of the community who may come near our electrical lines and equipment, and we are expanding this Live Wire outreach with electrical demonstrations for school-age children. In addition, we continue to implement educational campaigns that target relevant and contemporary issues like drone operations and avoiding overhead wires when working outdoors.

Diversity, Equity and Inclusion

DEI is a core value that positions us to deliver better service to customers, strengthen our operational performance and create an inclusive work environment where employees feel valued and respected. Our DEI strategy aligns around three pillars:

◾	Building a diverse workforce for the future that reflects the communities we serve

◾	Advancing our culture of inclusion and belonging

◾	Partnering so our communities can grow and thrive

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FirstEnergy is committed to advancing DEI in our workplace. Here are some of the highlights:

- Expanded our DEI Council to add representation of our bargaining employees.
- Increased the diversity of our leadership team from 7.5% in 2020 to 9.2% in 2023.
- Engaged approximately 3,000 employees in advancing DEI through our eight Employee Business Resource Groups including twenty chapters across the enterprise.
- Expanded our compensable DEI Key Performance Indicator to include supplier diversity with a threshold of 16.3% of our total diverse spend. 2023 results were $616M which represents 16.90% and was an increase of $117M in our supplier diversity spend.
- FirstEnergy Ambassador Network leverages over 460 employees who build long-term sustained relationships with targeted colleges/universities, school districts and professional organizations to build diverse talent pools.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

48	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Workforce Pay Equity and Compensation

FirstEnergy’s total rewards program is designed to attract, motivate, retain and reward employees for their role in the success of FirstEnergy. The base pay program is designed to provide individual base pay levels that balance an employee’s value to FirstEnergy with comparable jobs at peer companies. FirstEnergy is committed to ensuring that our internal policies and processes support pay equity, which was confirmed in a third-party review of our practices in 2019 and continues to be part of our normal ongoing process. The annual incentive compensation program is designed to reward the achievement of near-term corporate and business unit objectives. In 2023, we introduced a discretionary component to our Short-Term Incentive Compensation Program as part of our commitment to establishing greater performance accountability among our leaders for living our values and behaviors and recognizing our highest performing non-bargaining employees. Additionally, FirstEnergy’s long-term incentive compensation program is designed to reward eligible executives for FirstEnergy’s achievement of longer-term goals intended to drive shareholder value and growth. In addition to base pay and incentive compensation plans, FirstEnergy offers a comprehensive benefits program including a 401(k) savings plan and a defined benefit pension plan.

Employee Growth and Development

We believe understanding our rapidly changing industry and our Company strategy is key to our employees’ abilities to support our mission and meet our customers’ evolving needs. We are committed to preparing our high-performing workforce for the future and helping employees reach their full potential. We provide employees with opportunities to develop their skills and competencies and prepare our emerging leaders for expanded responsibilities. Our career management process requires that employees put an intentional focus on their development and identify development plans that support their ability to learn and grow in their current roles and to help prepare for future opportunities. We provide tools, programs and resources to support employees in owning their careers and development. As an example, in 2023, we launched our new, integrated human capital management technology platform and simultaneously continued a Talent Management Transparency education series to ensure employees understand our hiring, performance management and succession planning processes in support of their development.

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Toward that end, we are actively engaged in the following initiatives:

Talent Management

We have robust processes to support recruiting, career management, succession planning, and employee and leadership development, and we focus on transparency, consistency and inclusivity in all our talent processes.

◾  We focus on our core value of diversity, equity and inclusion in the recruiting space, including as follows:

○  We have trained over 500 hiring champions and experts across FirstEnergy to participate in diverse interviewing panels and follow a rigorous, behavior-based interview process tied to critical competencies and behaviors that ensures unbiased selection of the best candidate.

○  We enhanced our diversity-related recruiting practices (using labor market availability data to guide our recruitment efforts), requiring racial/ethnic diversity on candidate slates for a broader range of positions.

○  Through our FirstEnergy Ambassador Network, we have increased investment in outreach and support to programs, schools and organizations that provide a pipeline of diverse talent and position FirstEnergy as an employer of choice, including by supporting organizations that focus on racially/ethnically diverse talent.

◾  The transparency we promote in talent management fosters a more robust exchange of information and feedback between employees and leaders and promotes a clearer understanding of career management and development opportunities. Meaningful conversations between leaders and their employees empower employees to take ownership of their careers, build trust, and lead to a more inclusive workplace.

◾  We successfully facilitate our leadership training programs, talent reviews, recruiting, co-op/intern program and onboarding processes in hybrid and virtual formats supporting our continued commitment to a more flexible and inclusive work environment.

Mentoring Program

We expanded our mentoring program, which is available to all non-physical workers, by encouraging all high performing, high potential talent to participate in support of their ongoing development.

◾  This program provides the ability for employees to select a mentor from across the organization. It enhances learning, teamwork and collaboration throughout FirstEnergy, cultivates an environment for professional growth and encourages leaders to guide and prepare colleagues.

◾  Our mentoring program supports the development and retention of employees, increases job satisfaction for mentees and mentors, and facilitates skill and knowledge-sharing across the Company. Since its inception, over 500 people have participated in the formal program, and it continues to grow with exciting new technology enhancements introduced in 2023 to ease participation and matching of mentors and mentees.

Employee & Leadership Development

We offer multiple leadership and employee development experiences aligned to our core values to build a highly qualified, engaged and diverse leadership pipeline.

◾  Our New Supervisor and Manager Program (“NSM”), designed to provide consistent training and development to new FirstEnergy leaders, graduated 172 participants in 2023. The NSM program has now graduated over 2,700 leaders since its inception in 2008.

◾  The Experienced Leader Program (“ELP”) bridges the development between new supervisors and managers and senior executives by providing development for experienced manager and director-level employees. Through this program, we equip our leadership with the tools to coach and support their teams and ultimately drive FirstEnergy’s long-term success. Since launching ELP in 2020, we have completed five cohort-based programs with more than 130 participants.

◾  The Aspiring Leader Program builds the leadership capabilities of top talent, individual contributors who are ready near-term for leadership role. This virtual program provides interactive, cohort-based learning sessions on fundamental leadership development topics to prepare participants for a more seamless transition to a leadership role.

◾  The Educate to Elevate program provides a pathway to secondary education for employees seeking a 2-or 4-year college degree and is now operational across the FirstEnergy footprint. For the Fall 2023 semester, 39 employees are enrolled to pursue an associate and/or bachelor’s degree.

◾  We maintain external partnerships with the Center for Creative Leadership® and BeingFirst® for senior and executive leadership development.

50	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Workforce Development

We have transitioned to an apprenticeship model for hiring entry-level lineworker and substation electrician positions that will strengthen FirstEnergy’s competitive edge in obtaining high-quality employees to fill this critical talent pipeline.

◾  We continue to identify opportunities to establish community partnerships, which help us recruit a more diverse candidate pool in support of FirstEnergy’s value of Diversity, Equity, and Inclusion. As these partnerships mature, both the organizations and FirstEnergy will be able to meet mutually beneficial objectives that serve the greater community.

Stewardship

For more than a century, FirstEnergy and its predecessor companies have worked to improve the quality of life in the places where our customers and employees live and work. Through our core value of stewardship, we strive to positively impact our customers, communities and other stakeholders, and protect the environment. When we live this core value, we seek and listen to feedback and focus on understanding the needs of our internal and external customers; actively support development opportunities that support our communities; minimize the impact of our operations on the environment; and help our customers meet their clean energy goals. Stewardship is about tending to the needs of those who rely on and being responsible corporate citizens. This is woven throughout our environmental approach, our customer focus and our support for our communities.

FirstEnergy Foundation invested 32.71% of its 2023 giving to support the missions of over 340 organizations with diverse ownership and missions.

Women Owned Business Enterprises (WBE)	$342,917	17%

Minority Owned Business Enterprises (MBE)	$1,068,167	54%

Service Disabled/Veteran Owned Businesses (SDVOB)	$174,860	9%

Disability Owned Business Enterprise (DOBE)	$272,501	14%

LGBTQ Owned Businesses	$120,167	6%

Total:	$1,978,612	100%

Employees are also engaged with their communities through the Company’s Volunteer Time Off program, which allows participants to designate up to 16 hours annually of paid time off to volunteer with an approved 501(c)3 nonprofit organization.

Climate Strategy and Oversight

Reducing Greenhouse Gas Emissions

After careful consideration and evaluation, in the first quarter of 2024, we made the decision to remove our interim target to achieve a 30% reduction in Scope 1 GHG emissions by 2030. This was a difficult decision, but one that was necessary because we determined that our ability to achieve that interim goal was not within our control, as discussed below. FirstEnergy’s core business is the transmission and distribution of electricity. However, emissions from our West Virginia regulated generating operations – consisting of two coal plants, Fort Martin and Harrison – represent approximately 99% of our Scope 1 emissions and greatly outnumber the emissions from our transmission and distribution operations. As such, our 2030 interim target was dependent on GHG reductions at Fort Martin and Harrison that could be realized only through a meaningful reduction in operation of these two plants prior to 2030.

Through our evaluation, we identified several challenges to achieving the Scope 1 2030 interim target. In light of these challenges, which are listed below, we believe the most transparent course of action was to remove our 2030 interim target.

◾

Energy Policy in West Virginia: West Virginia is heavily reliant on coal generation, from both an energy and economic perspective, and it has established the energy policy and regulatory authority to sustain coal generation in the state. An intentional reduction in generating output for environmental reasons would not be prudent as it is inconsistent with the state’s energy policy.

◾

Resource Adequacy Concerns: In light of the significant retirements of base load generation scheduled through 2030, there is uncertainty about what resources would replace the generating capacity of the West Virginia plants if their operations were reduced.

◾

Changing Market Conditions: Energy market developments, including announced base load retirements from our PJM peers and changes in natural gas prices, have made it more economical than historically projected to run our coal plants.

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We remain committed to reducing Scope 1 emissions to achieve carbon neutrality by 2050. While we have determined that we are unable to meaningfully reduce generation-based GHG emissions in West Virginia by 2030, we maintain our long-term commitment to move beyond our two coal-fired generating plants no later than 2050. In the near-term, we will monitor and evaluate emerging technologies or solutions that could reduce GHG emissions from these plants. We also continue our focus on GHG reduction in our transmission and distribution businesses. These emissions are within our control, pervasive in every state across our footprint, and aligned with our long-term, forward-looking transmission and distribution strategy to enable the energy transition.

Importantly, our climate strategy is a key component of our Company strategy. That alignment means efforts to implement and execute our climate strategy also support and advance our Company strategy.

At a high level, our climate strategy consists of two major efforts: reducing GHG emissions and enabling the energy transition to a low-carbon future.

Reducing Emissions to Achieve Carbon Neutrality by 2050	Enabling the Energy Transition to a Low-Carbon Future

Coordinating with regulators to move beyond our coal-fired generating plants by 2050	Protecting and enhancing the transmission system to support grid reliability and enable increased renewables and other clean energy trends

Reducing sulfur hexafluoride (SF6) emissions from transmission and distribution equipment

Building the technologically advanced distribution grid of the future by implementing grid management solutions, smart meters, automation, electric vehicle (EV) charging infrastructure and other emerging technologies

Electrifying our vehicle fleet

Building solar in West Virginia and continually looking for and acting on forward-thinking opportunities to build or support additional clean energy resources, within the restrictions of state laws and regulations

Political and Public Policy Engagement

As a utility obligated to provide reliable and affordable power to customers, FirstEnergy has a legitimate stake in public policy outcomes and a responsibility to advocate for public policy issues that impact the company and its stakeholders. We have continued to reshape our approach to political and public policy engagement, ensuring closer alignment to our strategic goals and core values. This enhanced approach also includes more robust oversight and disclosure of the Company’s advocacy. We engage thoughtfully and responsibly as we advocate for our interests and attempt to effect positive change for the customers and communities we serve. Our Political & Public Engagement Policy guides that principled engagement by providing strong, clear expectations for the Company, its directors, officers, employees and those acting on the Company’s behalf. In addition, in conjunction with the responsibilities of the full Board, the Governance Committee Charter includes robust oversight requirements of the Company’s Political and Lobbying Action Plan.

Physical Security and Cybersecurity

FirstEnergy is committed to protecting its employees, customers, facilities, and the ongoing reliability of its electric system. We work closely with state and federal agencies and our peers in the electric utility industry to identify physical and cybersecurity risks, exchange information, and put safeguards, including training, in place to comply with strict reliability and security standards. From a security standpoint, the electric utility sector is one of the most regulated industries. We have comprehensive cyber and physical security plans in place, but we do not publicly disclose details about these measures that could aid those who want to harm our customers, our employees or our assets.

Your Board has identified cybersecurity as a key enterprise risk and prioritizes the mitigation of this risk. Your Board receives cybersecurity updates at its regularly scheduled meetings. In addition, the Audit and Operations and Safety Oversight Committees to oversee specific components of cybersecurity, respectively. The Operations and Safety Oversight Committee reviews our cybersecurity

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risk management practices and performance, primarily through reports provided by management, including the Chief Information Security Officer. The Operations and Safety Oversight Committee also reviews and discusses with management the steps taken to monitor, control, and mitigate such exposure, and oversees audits of the cybersecurity program. Among other things, these reports have focused on incident response management and recent cyber risk and cybersecurity developments. The Audit Committee oversees cybersecurity risks related to its responsibilities, including financial reporting, internal controls and financial disclosures.

Both cyber and physical security enhancements are also a key component of FirstEnergy’s Energize365 the Future transmission investment program. The Company invests heavily in sophisticated and layered security measures that use both technology and physical barriers to protect critical transmission facilities and our digital communications networks.

Unrelenting Customer Focus

We recognize that our more than 6 million utility customers depend on us to provide the reliable energy they need every day of the year. One of the ways we hold ourselves accountable for service reliability is by including metrics – distribution System Average Interruption Duration Index (SAIDI) and Transmission Outage Frequency (TOF) – in our KPIs. We also set longer-term goals to drive improvement. We strive to be in the top quartile for Transmission Outage Frequency (TOF) performance of our industry peers. On the distribution side, through our Energize365 plan, we’ll be focused on making our system more reliable and more resilient. This will include targeting a reduction in the frequency of outages (SAIFI), but also in the duration (CAIDI) of outages when they do occur (for an overall improvement to our customer’s experience).

In addition to service reliability, we’re focused on providing a more modern, effortless and consistent customer experience. Our goal is to provide an exceptional customer experience and be our customers’ trusted energy advisor as we enable their transition to affordable clean energy. We continue to use a data-driven approach to help ensure we meet or exceed our customers’ expectations in all interactions with them. As a result, our customers now benefit from enhanced customer service capabilities, self-service options and payment methods.

We also advocate for policies that enable us to grow our Human Service and conservation programs to make energy affordable for our most vulnerable customers. We offer energy efficiency programs to help customers reduce energy use and minimize their carbon footprint, as well as payment assistance and emergency support programs to help customers budget monthly payments, pay winter heating bills, catch up on past-due payments and avoid service disconnections.

Community Vitality

The FirstEnergy Foundation invests in nonprofit organizations to enable positive, sustainable changes that strengthen the communities we serve. The Foundation’s priorities range from supporting key safety initiatives and promoting workforce and economic development to improving social and cultural aspects of our region. As an overarching priority in line with our companywide focus on DEI, the Foundation also supports organizations and initiatives that serve diverse populations and enhance inclusion.

Our corporate giving strategy also focuses on initiatives that parallel our business interests, while helping our communities and the people who live in them achieve greater success. Whether directed to the United Way or local foodbanks, our corporate contributions and philanthropic outreach support organizations and projects dedicated to improving the environmental, economic, social, educational and cultural aspects of our communities.

We are also committed to supporting employee volunteerism through a robust Employee Volunteer Program and the long-term economic health of the communities we serve through development initiatives that create jobs, support local suppliers and attract new businesses throughout our service area.

EESG Oversight and Management

Board and executive-level oversight of EESG topics, including climate and other governance topics discussed throughout this Proxy Statement, is vital to our commitment to corporate responsibility and our Company’s success. The full Board also provides oversight of risk management practices, reviews material company risks – including those related to EESG – and helps ensure processes are in place to support a strong risk management culture.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Board has five standing committees that, through their respective oversight responsibilities, assist in guiding EESG efforts, including with respect to our climate strategy.

◾	The Governance Committee has general responsibility for oversight of EESG matters and receives climate-related updates at each of its meetings

◾

In coordination with the Governance Committee, the Operations and Safety Oversight Committee reviews and monitors environmental-related strategies, initiatives and policies, including in the area of climate change

◾	The Finance, Audit and Compensation Committees also provide specific oversight of EESG matters that fall within the scope of responsibilities set forth in each of their charters

In addition, the Audit Committee:

◾	Oversees the enterprise risk management (ERM) program and process for identifying, assessing, managing and monitoring enterprise risks

◾	Assures risks are appropriately communicated with the board and its committees

◾

Oversees risks related to the specific Committee responsibilities, including risks related to financial statements, controls and reporting, as well as steps taken to monitor, control and mitigate such exposures

◾	Reviews the risk management governance, guidelines, policies and procedures annually

For a breakdown of each committee’s EESG oversight responsibilities, please review the committee charters (www.firstenergycorp.com/charters) and visit the Board Governance page of our Corporate Responsibility website (www.fecorporateresponsibility.com). In addition to these EESG oversight roles and responsibilities, our Corporate Responsibility Department, senior leadership-level Corporate Responsibility Steering Committee, management-level Climate Subcommittee, and Governance Committee of the Board work to ensure the transparency and accountability of FirstEnergy’s EESG efforts and continuously strive to improve our EESG performance across the Company.

At the management level, responsibilities for climate matters are spread across the company. Cross-functional management-level committees – including the Corporate Responsibility Steering Committee, the Climate Subcommittee and the Enterprise Risk Management Committee – are designed to bring relevant leaders together to help FirstEnergy advance climate action in alignment with our corporate strategy, identify and manage climate risks, capitalize on energy transition opportunities, and provide transparency through disclosure efforts. Review our Climate Report (https://firstenergycorp.com/content/dam/investor/files/climate-report.pdf) for more information on these management-level committees.

Climate risks are integrated into our ERM process much like any other enterprise risk. FirstEnergy’s current material risks, including those related to climate, are identified and discussed in our annual and periodic reports. To read more about FirstEnergy’s risk management oversight and the ERM program and process, including the integration of climate risks, please see the Enterprise Risk Management page and our Climate Report.

EESG Accountability and Transparency

FirstEnergy is committed to providing stakeholders with information about our corporate responsibility approach and EESG initiatives and performance. As part of our commitment to transparency and accountability, we have a dedicated Corporate Responsibility website, which details FirstEnergy’s progress on EESG-related topics. Information on our website, including with respect to our corporate responsibility and EESG initiatives and performance, does not constitute part of (and shall not be deemed incorporated by reference into) this proxy statement or any other document we file with the SEC.

Setting goals and disclosing our progress are also critical parts of demonstrating transparency and accountability on EESG matters. Our Company-wide goals, available on our Corporate Responsibility website, are designed to prepare us to meet our customers’ future energy needs and move us closer to our vision for a more resilient, innovative, diverse and sustainable FirstEnergy.

In addition, in 2023, our annual KPIs that make up our Short-Term Incentive Program for employees also have strong ties to EESG. Our KPIs measure performance and improvement in areas that are high priorities for the Company and critical to our continued success. Among others, those areas include customer reliability, customer service, environmental protections, safety and diversity, equity and inclusion. These incentive-based KPIs support our commitment to strong EESG performance.

54	FIRSTENERGY CORP.

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Executive Compensation

Compensation Committee Report

The Compensation Committee reviewed and discussed the CD&A with management and based on such review and discussions, the Compensation Committee recommended to your Board that the CD&A be included (or incorporated by reference, as applicable) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and this 2024 Proxy Statement.

Compensation Committee as of December 31, 2023: James O’Neil III (Chair), Steven Demetriou, Lisa Hicks, Paul Kaleta, and Sean Klimczak (who resigned from the Board in February 2024).

Compensation Discussion and Analysis

Introduction

This CD&A provides an overview of the Company’s strategy and performance, shareholder engagement process, 2023 executive compensation programs and decisions, and current expectations for the 2024 executive compensation programs. This CD&A focuses on the compensation of our NEOs, who are as follows, for fiscal year 2023:

Named Executive Officer	Current Title
Brian X. Tierney	President and CEO
K. Jon Taylor	Senior Vice President, Chief Financial Officer (“CFO”) and Strategy
A. Wade Smith	President, FirstEnergy Utilities
Hyun Park	Senior Vice President, Chief Legal Officer (“CLO”)
Toby L. Thomas	Chief Operating Officer (“COO”)
John W. Somerhalder II	Chair of the Board and Former Interim President and CEO
Samuel L. Belcher	Former Senior Vice President, Operations

Key Executive Officer Transitions and Appointments

On March 22, 2023, the Board appointed Mr. Tierney to serve as President and CEO, effective June 1, 2023. With Mr. Tierney’s appointment to President and CEO, Mr. Somerhalder ended his role as Interim President and CEO effective May 31, 2023. Mr. Somerhalder continues to serve as Chair of the Board, a role in which he has served since May 2022.

On November 10, 2023, the Board appointed Mr. Thomas to the position of Chief Operating Officer, effective as of November 30, 2023, and Mr. Smith to the position of President, FirstEnergy Utilities, effective as of December 18, 2023.

Mr. Belcher retired from his position as Senior Vice President, Operations, effective as of May 1, 2023. Upon Mr. Belcher’s retirement, his outstanding incentive awards were prorated, and his time-based restricted stock award was forfeited. He did not receive accelerated vesting of any incentive awards; and because he retired, he did not receive severance benefits. Mr. Belcher commenced his nonqualified supplemental pension subject to the early retirement reduced benefit. Upon Mr. Belcher’s retirement, the Board approved a lump sum payout of $99,951 for 270 hours of his unused paid time off based on the effective pay rate as of the last day of his employment. For more information, refer to the Departed NEO section.

Additional Information

This CD&A uses certain capitalized terms, which are defined in the Glossary of Terms, beginning on page 82. In general, we use the term “CEO” in this CD&A to refer to the individual then-serving as our Chief Executive Officer. For 2023, that included Mr. Somerhalder in his role as Interim President and CEO through May 31, 2023, and Mr. Tierney in his role as President and CEO

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beginning June 1, 2023. In addition, certain performance incentive metrics discussed and utilized in measuring pay-for-performance are based on non-GAAP figures and, in accordance with SEC rules, the definitions for those metrics in the Glossary of Terms explain the calculation methodology to the closest GAAP measure. The Compensation Committee (referred to in this CD&A as the “Committee”) believes that these non-GAAP metrics best align NEO incentive opportunity with Company performance, which directly supports long-term shareholder value. Use of such non-GAAP metrics are helpful to understand and evaluate performance trends when assessing pay-for-performance and are aligned with key aspects of the Company’s financial performance disclosures.

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CD&A Quick Reference Guide

Key Sections	Core Topics	Page

Executive Summary	◾ Executive Summary ◾ Shareholder Engagement and Say-on-Pay Results ◾ Commitment to Pay for Performance	58

Governance of Our Executive Compensation Programs	◾ Compensation Philosophy ◾ What We Do and Don’t Do ◾ Role of our Compensation Committee, Management and Compensation Consultant ◾ Benchmarking	60

Components of Total Direct Compensation Programs

◾  Key Elements of 2023 NEO Compensation

◾  Compensation Mix

◾  Target Compensation (Base Salary + Target Incentive Compensation)

◾  Incentive Compensation Programs

◾  Short-term Incentive Compensation Program (“STIP”)

◾  KPIs and Weightings for STIP

◾  Long-term Incentive Compensation Program (“LTIP”)

◾  Newly Appointed NEOs

◾  Performance-based Equity Awards

◾  TIme-based Equity Award for Mr. Taylor

◾  Time-based Equity Award for Mr. Somerhalder

◾  Incentive Compensation Payouts for 2023

◾  STIP Payout

◾  2021-2023 LTIP Cycle Payout

◾  Outstanding Award Cycles (2022-2024 and 2023-2025)

◾  Realized Compensation

◾  Current Expectations for 2024 Incentive Plan Design and NEO Compensation

		65

Other Compensation Policies and Practices	◾ Retirement Benefits, Executive Deferred Compensation Plan (“EDCP”), Personal Benefits and Perquisites ◾ Severance Benefits Upon an Involuntary Separation, and Change in Control (“CIC”) Plan ◾ Share Ownership Guidelines for Executives ◾ Non-Hedging and Pledging Policies ◾ Clawback Policies (Discretionary Clawback Policy and SEC Compliant Clawback Policy) ◾ Risk Assessment of Compensation Programs	76

CD&A Glossary of Terms	◾ Key Terms and Definitions	82

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Executive Summary

Driven by a relentless commitment to our core values and behaviors, FirstEnergy has strengthened its foundation and accelerated its progress to become a premier utility. Some key recent developments include:

◾	Executing our regulated growth strategy and demonstrating strong financial discipline to overcome headwinds and meet our 2023 Operating Earnings commitments

◾

Significantly improving our financial position through a series of strategic actions that allowed us to reduce holding company debt and expand our customer-focused growth initiatives while supporting shareholder value

◾	Introducing Energize365, a five-year, $26 billion regulated investment program that solidly supports our long-term growth without incremental equity

◾	Achieving several important regulatory milestones representing constructive outcomes for FirstEnergy and our customers

◾	Strengthening our organization with the addition of Brian Tierney, President and CEO, Wade Smith, President of FirstEnergy Utilities and Toby Thomas, Chief Operating Officer

◾	Structuring our organization to allow greater execution, decision-making and accountability at the business unit level where the work is being done to serve customers

◾	Raising the targeted dividend payout ratio to 60% to 70% of Operating Earnings and increasing the quarterly dividend for the first time in more than three years

◾	Continuing to underscore, in all activities, our unwavering commitment to compliance, ethics, integrity and accountability, while supporting a speak-up culture that empowers employees

We are committed to continuing our transformation through customer-focused investments, financial and operational excellence and a relentless focus on continuous improvement.

Shareholder Engagement and Say-on-Pay Results

Our Board, including the Committee and the Committee chair, and management are committed to engaging our shareholders and soliciting their perspectives on key performance, compensation and governance issues. Consistent with prior years, with support of select board members, management conducted extensive outreach ahead of the filing of the 2024 Proxy Statement. During our outreach, management and your Board did not receive shareholder concerns regarding the Company’s Say-on-Pay or general executive compensation matters, and the Company continues to design its programs consistent with prior shareholder feedback.

Our 2023 Say-On-Pay vote successfully passed with over 94% support, which we consider to be a strong endorsement of our pay practices and is consistent with the vote results in 2022 of 95% approval. In 2023, we maintained the same general structure and design for our NEO incentive compensation plans and programs and did not make any adjustments based on the 2023 Say-On-Pay vote.

In an effort to improve the relationship between pay and performance, better tie our executive compensation programs to our business strategies, and drive the right executive behaviors, the Committee regularly assesses the design of our incentive programs. For 2023, the Committee determined to maintain the overall structure of both the STIP and LTIP consistent with recent years.

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Commitment to Pay for Performance

In previous years, we have received feedback from shareholders regarding what they look for in executive compensation programs. In an effort to continue to link executive compensation to a high level of accountability, our executive compensation program drives our commitment to pay for performance, as summarized below.

Best Practices	Actions

Shareholders want pay-for-performance alignment; metrics should drive Company strategy and long-term shareholder value

◾  Our executive compensation programs link pay to key drivers of shareholder value:

◾  The STIP is funded through a “pool of funds” to ensure operational performance drives financial achievement; payment of any STIP award will be contingent upon FirstEnergy achieving the Operating Earnings threshold level, after accounting for the cost of the STIP payout

◾  LTIP payouts are tied to the Company achieving certain levels of Operating Earnings per Share (“Operating EPS”) and Relative TSR, both of which are strong indicators of shareholder value in the utility industry and

◾  External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources

◾  LTIP includes a TSR cap (if absolute TSR is negative over the three-year LTIP period, the payout will be capped at 100%) and

◾  During 2023, the Committee maintained a cap on STIP and LTIP payouts (maximum payout of 200%), and decreased the threshold payout opportunity level from 50% to 25% of target in the LTIP, based on the Committee’s analysis of market practices and to further align your Company’s incentive programs with those of our peers

Shareholders prefer performance-based vs. time-based awards	◾ For 2023, the Committee maintained a 100% performance-based LTIP, a leading practice compared to your Company’s peers.

Shareholders prefer three-year cumulative vs. successive annual performance periods for the long-term incentive plans

◾  For 2023, the Committee maintained an LTIP, which includes:

◾  Three-year cumulative goals focused on Operating EPS (65% weighting) and three-year Relative TSR (35% weighting) measured against the S&P 500 Utility Index

◾  An absolute TSR cap and

◾  An LTIP design with cumulative metrics

Goals need to be set rigorously and the process needs to be transparent

◾  Established performance levels to align pay opportunity with performance

◾  Established reasonable and competitive goals following an independent assessment of the rigor of incentive compensation performance goals and

◾  Maintained additional stretch-level performance measure through goal setting process. As an example, in the 2023 STIP, to achieve maximum payout, we required performance that aligned with the top end of fiscal year 2023 guidance as disclosed in November 2022

STIP and LTIP metrics should be relevant to the business and not overlapping

◾  The 2023 STIP incorporates financial Operating Earnings and Baseline Operations and Maintenance (“O&M”) goals, operational goals, safety goals, and DEI goals to help drive our business strategy and corporate objectives and

◾  The 2023 LTIP incorporates three-year Cumulative Operating EPS growth and Relative TSR goals to reward the achievement of longer-term goals and to drive shareholder value

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Governance of our Executive Compensation Programs

Compensation Philosophy

The primary objectives of our executive compensation programs are to:

◾

Attract, retain, focus and reward our talented and diverse executive team who drive our success in the highly complex utility industry by offering overall competitive total compensation for our executives

◾	Reflect our collective commitment to ensuring that we conduct business with integrity, help all employees do the right thing and treat our coworkers and communities with the respect we all deserve

◾	Promote the long-term financial health of the business, and the creation of value for the sustained benefit of shareholders, by emphasizing long-term incentives in the pay mix

◾

Seek to calibrate pay for performance to help ensure the interests of our executives and shareholders are aligned, such that 50th percentile compensation is realized for strong corporate performance, above 50th percentile compensation is realized for exceptional performance, and below 50th percentile compensation is realized for below expected performance

◾	Tie executive awards to corporate results as well as to overall business unit performance to hold executives accountable for their areas of responsibility

◾

Recognize individual contributions, including individual performance, experience, and future potential in determining actual pay levels to help ensure that the Company retains our most critical talent and

◾	Conduct ourselves in a way that comports with standards of good governance, consistent with creating long-term value for shareholders, and encourages a culture of diversity, equity and inclusion

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What We Do and Don’t Do

We continually strive to make improvements to our executive compensation plans and programs. Below is a summary of what we do and don’t do with respect to executive compensation, the totality of which we believe aligns with the long-term interests of our shareholders and with commonly viewed best practices in the market:

WHAT WE DO

  Pay-for-performance

◾  LTIP (1) is 100% performance-based and at risk, with no solely time-based vesting requirements

◾  STIP is 100% at risk

  Threshold and caps on incentive awards:

◾  All STIP award payouts are contingent on achieving an Operating Earnings threshold, after accounting for the cost of the STIP payout

◾  Individual STIP awards capped at 200% (consistent with peer companies)

◾  Individual LTIP awards capped at 200% (consistent with peer companies) and capped at 100% if absolute Total Shareholder Return (“TSR”) over the performance period is negative

  Non-overlapping financial performance measures in our STIP and LTIP

  Combination of absolute and relative performance goals

  Robust stock ownership guidelines

  Two distinct clawback policies with provisions for:

◾  Financial and reputational harm, and other detrimental activity

◾  Mandatory recoupment for financial restatement applying to current and former Section 16 Officers

  Mitigate undue risk through compensation design, corporate policies, and effective governance

  Annual Say-on-Pay vote

  Double-trigger change in control (“CIC”) provisions

  Compensation Committee comprised of only independent directors supported by an independent compensation consultant

WHAT WE DON’T DO	No executive hedging or pledging is permitted No employment agreements No excise tax gross-up CIC provisions for our NEOs No excessive perquisites

   No repricing of underwater stock options without shareholder approval (stock options are not currently used in plan design)

   No payment of dividend equivalents on unearned awards

   No payment of cash severance benefits above 2.99x base salary and target STIP

(1) Excludes Mr. Somerhalder due to his interim status. For more details see the “Time-based Equity Award for Mr. Somerhalder” section.

Role of our Compensation Committee, Management and Compensation Consultant

The Committee is responsible for overseeing executive compensation and making recommendations to the Board for establishing appropriate salary and incentive compensation for our executive officers, which includes our NEOs. The Committee oversees executive compensation in accordance with our compensation philosophy, which incorporates a consistent and uncompromising

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commitment to ethical conduct in all that we do, while also aligning our executives’ interests with Company and business unit performance, business strategies and corporate objectives, including EESG-related goals, and drivers for growth in shareholder value. In this process, the Committee evaluates information provided by its independent compensation consultant and our CEO, as discussed below. Since December 2017, the Committee has engaged the services of Farient Advisors (“Farient”) as the Committee’s independent compensation consultant. The Committee reviews the mix and level of compensation by each component individually and in the aggregate. The Committee, using tally sheets and accumulated wealth summaries, also reviews current and previously awarded but unvested compensation.

Management continually works to help ensure that high-performing, diverse leaders within the Company are appropriately recognized and considered during succession planning discussions. The Company’s talent philosophy is that all leaders, regardless of level, must demonstrate the ability to motivate future performance, be accountable for their behaviors and results, deliver results and enable employees to do their best every day. Executive succession is reviewed periodically by the CEO, the Senior Vice President and Chief Human Resources Officer and Corporate Services, and the Committee. Executive succession plans are reviewed by the Committee, as applicable, and with the full Board annually. With respect to our CEO’s compensation, each year the Committee:

◾	Reviews, determines, and recommends to the Board the Company’s goals and objectives and

◾

Makes compensation recommendations to the Board for its approval or ratification based upon the CEO’s performance, competitive compensation benchmarking survey data and the utility peer group proxy data

The Committee and Board are responsible for establishing the compensation of the Company’s executive officers, including the NEOs, as well as the other senior leaders. Neither the CEO nor any other NEO makes recommendations for setting their own compensation. The recommendation of the CEO’s compensation is determined in Compensation Committee meetings during an executive session and is presented to the independent members of your Board for review and approval. Annually, the Compensation Committee also reviews the goals and targets of the incentive compensation programs with a focus on setting challenging, but realistic, targets to drive performance, continuous improvement, and to improve shareholder value over the long term.

The CEO, with input from Human Resources, the non-independent Chair of the Board, and the Lead Independent Director (as applicable), typically makes recommendations to the Committee with respect to the compensation of the other NEOs (other than Mr. Somerhalder). To the extent an NEO is also serving on the Board (“Executive Director”), the Committee makes recommendations to the independent directors regarding compensation of the Executive Director. The CEO possesses insight regarding individual performance, experience, future promotion potential, and intentions in retaining particular senior executives. The CEO presents his recommendations to the Committee for review. However, the Committee may modify or disregard the CEO’s recommendations. Farient, as discussed below, regularly provides market-level commentary and observations regarding compensation adjustments to the Committee, with decision for adjusting compensation ultimately residing with the Committee.

During 2023, the Committee engaged Farient to provide independent advice with respect to executive and director compensation and corporate governance matters related to executive compensation. The Committee relies on Farient’s expertise in benchmarking and familiarity with competitive compensation practices in the utility and general industry sectors. In addition, the Committee regularly requests advice from Farient concerning the design, communication, and implementation of our incentive compensation plans and other programs. However, all decisions as to executive compensation design and amounts ultimately rest with the Committee.

The services provided by Farient to the Committee in 2023 included:

◾

Review of our compensation philosophy, including the alignment of our executive compensation practices with our compensation philosophy and assessing potential changes to address trends in market practice and shareholder expectations

◾	Review of our peer groups used for compensation benchmarking purposes for executives and directors

◾	Independent review and assessment of the rigor of incentive compensation performance goals and the goal setting process, including:

○	Evaluating historical and projected performance

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○	Reviewing analyst estimates to understand external expectations

○	Analyzing historical and projected peer data and

○	Calculating the probability of achievement of targets to assess the competitiveness of goals

◾	Analysis of competitive compensation practices, policies, and levels for executives and directors within our peer groups, including the STIP and LTIP designs

◾	Review of the description of our executive compensation practices in our annual proxy statement;

◾

Regularly informing the Committee of legislative and regulatory changes, market trends and current issues with respect to executive compensation, and educating members on our processes, plans and programs, including review of our two clawback policies, the SEC Compliant Policy and Discretionary Clawback Policy and alignment with competitive practice and regulatory requirements and

◾	Preparation for and attendance at all Committee meetings, including executive sessions, if applicable and as needed

The Committee considered representations from Farient that they were an independent consultant and that they had no conflicts of interest. The Committee assessed the independence of Farient, as required by SEC and NYSE rules and requirements. The Committee also considered and assessed relevant factors that could give rise to a potential conflict of interest with respect to Farient and their work. Based on this review, the Committee is not aware of any conflict of interest that has been raised by the work performed by Farient.

Benchmarking

The Committee uses competitive benchmarking data to evaluate compensation practices and develop compensation recommendations for each of the NEOs. The Company uses a combination of a utility peer group and a general industry peer group to determine an overall competitive total rewards package. Employee and executive compensation, executive benefits and perquisites, broad-based benefits (retirement benefits, death benefits, long-term disability and health care) and director compensation are all benchmarked against the same peer groups. The Committee uses competitive “blended” market data (the average of the revenue-regressed 50th percentile of our utility peer group and general industry peer group, referred to as the “Blended Median”) to set compensation levels, to assist in determining any compensation adjustments and to assess the competitiveness of base salary, short- and long-term target incentive opportunities and total target compensation. The Committee considers a range of 80% to 120% of the Blended Median for each component of pay to be competitive for any covered individual.

For 2023, the general industry peer group is comprised of companies that are both larger and smaller than FirstEnergy by revenue size. The median revenue of the utility and general industry peer groups is aligned with FirstEnergy’s revenue of approximately $12.0 billion in 2023. The 2023 peer groups were based on the following criteria:

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Following the annual peer group review, NRG Energy and Sempra Energy were removed from the utility peer group for 2023 as they are not members of EEI and do not provide long-term guidance. Conversely, the Committee added Evergy to its 2023 utility peer group as it has grown in size over the past few years, is a member of many of the same utility indices, is a regulated electric utility and provides long-term guidance to be used for pay and performance comparisons. As a result, the peer groups for 2023 included the following 22 utility peer companies and 34 general industry peer companies:

2023 Utility Peer Group

AES CORPORATION AMEREN CORPORATION AMERICAN ELECTRIC POWER CO INC CENTERPOINT ENERGY, INC CMS ENERGY CORP CONSOLIDATED EDISON, INC DOMINION ENERGY, INC DTE ENERGY COMPANY	DUKE ENERGY CORPORATION EDISON INTERNATIONAL ENTERGY CORPORATION EVERGY, INC EVERSOURCE ENERGY EXELON CORPORATION NEXTERA ENERGY, INC	NISOURCE INC PG&E CORPORATION PPL CORPORATION PUBLIC SERVICE ENTERPRISE GROUP SOUTHERN COMPANY WEC ENERGY GROUP XCEL ENERGY INC

2023 General Industry Peer Group

AIR PRODUCTS & CHEMICALS INC

ALCOA CORPORATION

AUTOMATIC DATA PROCESSING INC

BALL CORPORATION

BORGWARNER INC

CAMPBELL SOUP COMPANY

CONAGRA BRANDS, INC

EASTMAN CHEMICAL COMPANY

EATON CORPORATION

FORTUNE BRANDS HOME & SECURITY, INC

GENERAL MILLS, INC.

HANESBRANDS, INC

HONEYWELL INTERNATIONAL INC

HORMEL FOODS CORPORATION

INTERNATIONAL PAPER COMPANY

KELLOGG COMPANY

KINDER MORGAN, INC.

L 3 HARRIS TECHNOLOGIES, INC

MASCO CORPORATION

ONEOK INC

OWENS CORNING

PARKER HANNIFIN CORP

PPG INDUSTRIES INC

PVH CORP

ROCKWELL AUTOMATION, INC

STANLEY BLACK & DECKER, INC

TEXTRON INC

THE CLOROX COMPANY

THE ESTEE LAUDER COMPANIES INC

THE GOODYEAR TIRE & RUBBER CO

THE HERSHEY COMPANY

THE SHERWIN WILLIAMS COMPANY

V.F.CORPORATION

WHIRLPOOL CORPORATION

In December 2022, at the Committee’s request, Farient collected benchmark compensation data for our peer companies based on Willis Towers Watson executive surveys and Aon’s Total Compensation Measurement database, and determined that our executives’ total direct compensation, in the aggregate, continues to be positioned at approximately the 50th percentile of the market. The total direct compensation for our NEOs (excluding Mr. Somerhalder due to his interim CEO status during 2023), in the aggregate, was approximately 117% of the Blended Median, which is within the established competitive range of 80% to 120%.

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Components of Total Direct Compensation Programs

Key Elements of 2023 NEO Compensation

The key elements of our NEO compensation program, which is designed to attract, retain and motivate key executive leaders are described below:

Element	Description	Key Characteristics and Considerations

Base Salary	FIXED CASH Bi-weekly, fixed cash compensation designed to reward past performance and motivate strong performance in the future

◾  The Committee uses the Blended Median to set base salary levels and assist in determining any adjustments

◾  Other factors that may influence base salary include individual experience, performance, impact by role, and recent compensation adjustments for the NEO

◾  The Committee, CEO and Board annually review each NEO’s base salary (excluding Mr. Somerhalder’s base salary due to his interim CEO status during 2023)

Short-Term Incentive Program (STIP)

VARIABLE CASH

COMPENSATION

Designed to reward

the achievement of

near-term corporate

and business
unit objectives
based on financial,
operational, safety

and DEI performance

measures, including EESG-related goals

◾  The Committee uses the Blended Median to set target opportunity levels

◾  STIP is 100% at-risk, performance-based compensation and the Committee retains the discretion to adjust the STIP payouts

◾  Payouts may range from 0% to 200% of target opportunity levels

◾  For 2023, the STIP goals included:

–  Financial: Operating Earnings and Baseline O&M

–  Operational: Includes a mix of customer, reliability and environmental operating metrics

–  Safety: Includes Life Changing Events (“LCEs”) and Days Away/Restricted or Job Transfer Rate (“DART Rate”)

–  DEI: Includes metrics for diverse supplier spend, diverse hiring, and percentage of “agree” and “strongly agree” responses on the Employee Engagement Survey inclusion index

–  Ethics and Compliance Modifier: Serves as a negative modifier at the individual level, with downward adjustments only, that can be up to 100%

◾  The STIP is funded through a “pool of funds” meaning that a payment under the STIP award is contingent upon the Company first achieving the Operating Earnings threshold level (as defined below in the “CD&A Glossary of Terms” section), after accounting for the cost of the STIP payout.

◾  The 2023 STIP was weighted 60% for corporate financial performance and 40% based on achievement of operational, safety, and DEI goals.

Long-Term Incentive Program (LTIP)(1)	VARIABLE EQUITY COMPENSATION Designed to reward the achievement of longer-term goals and drive shareholder value and growth

◾  The Committee uses the Blended Median to set target opportunity levels

◾  LTIP is 100% at-risk, performance-based compensation

◾  Payouts may range from 0% to 200% of target opportunity levels

◾  Comprised entirely of performance-adjusted restricted stock units (“RSUs”) with 2/3 of the earned award payable in stock and 1/3 of the earned award settled in cash

◾  2023 LTIP awards are based on a three-year performance period (2023 – 2025) and awards will vest, if at all, based on the achievement of two financial KPIs measured over the performance period, as follows:

–  Operating EPS Growth (cumulative) weighted at 65%

–  Relative TSR weighted at 35%

◾  Includes a payout cap (100% target) if absolute TSR is negative over the three-year performance period

(1) Mr. Somerhalder does not participate in the LTIP. For more details see the next page as well as the “Time-based Equity Award for Mr. Somerhalder” section.

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Compensation Mix

We review our compensation philosophy, pay mix and pay vehicles for our NEOs annually to help ensure that they support our strategy and align with shareholder interests. The Committee sets NEO overall compensation levels consistent with the Blended Median but provides a greater portion of target pay in the form of performance-based LTIP awards compared to our peer groups. Under our compensation design, the percentage of pay that is based on performance increases as a NEO’s responsibilities increase. The charts below illustrate the pay mix as well as the variable pay mix based on each NEO’s annualized 2023 total target pay levels as described in the “Target Compensation (Base Salary + Target Incentive Compensation)” section below. For the continuing NEOs, the values shown are effective as of December 31, 2023. Approximately 89% of our CEO’s total target pay and 77% of our other NEO’s (excluding Mr. Somerhalder) average target pay is variable and could be reduced to zero if performance metrics are not met at a minimum threshold level. The charts below exclude Mr. Somerhalder(1) due to the interim status of his role in 2023.

(1) During his role as Interim President and CEO (September 2022 to May 2023), Mr. Somerhalder’s pay mix for 2023 was made up of approximately 12% for base salary, 16% for target STIP award, and 72% for time-based restricted stock. Mr. Somerhalder’s pay mix is less variable than that of the other NEOs due to his interim status.

Target Compensation (Base Salary + Target Incentive Compensation)

In December 2022, the Committee reviewed a competitive benchmarking analysis prepared by Farient. This report assessed each then-serving NEO’s compensation levels and mix against the Blended Median. In February 2023, the Committee decided, with input from the CEO and Farient, to approve increases in compensation for certain NEOs and other executive officers based on multiple factors, as described below, and to continue to align with the Blended Median.

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For 2023, target opportunities continued to be set at or near the Blended Median of our peer groups. As of December 31, 2023 (except as otherwise noted), target compensation levels for the NEOs on an annualized basis were as follows:

Executive	2023 Annualized Base Salary	2023 Target Opportunity STIP (% of Base Salary)	2023 Target Opportunity LTIP Awards (% of Base Salary)(8)	2023 Other Equity Opportunity (% of Base Salary)(8)	2023 Annualized Target Total Compensation

Brian X. Tierney (1)	$1,500,000	150%	683%	N/A	$13,995,000

K. Jon Taylor (2)	$875,000	90%	325%	N/A	$4,506,250

A. Wade Smith (3)	$760,000	80%	250%	N/A	$3,268,000

Hyun Park (4)	$730,000	75%	225%	N/A	$2,920,000

Toby L. Thomas (5)	$600,000	70%	215%	N/A	$2,310,000

John W. Somerhalder II (6)	$1,250,000	125%	N/A	576%	$10,012,500

Samuel L. Belcher (7)	$770,000	75%	250%	N/A	$3,272,500

(1) Mr. Tierney has served as President and CEO since June 1, 2023.

(2) Reflects annualized base salary rates and target opportunity levels as a percent of base salary in effect following increases in March 2023. Prior to Mr. Taylor’s increase, the annual base salary rate was $800,000 and STIP and LTIP target opportunity levels were 90% and 250%, respectively.

(3) Mr. Smith has served as President, FE Utilities since December 18, 2023.

(4) Reflects annualized base salary rates and target opportunity levels as a percent of base salary in effect following increases in March 2023. Prior to Mr. Park’s increase, the annual base salary rate was $700,000 and STIP and LTIP target opportunity levels were 75% and 225%, respectively.

(5) Mr. Thomas as served as COO since November 30, 2023.

(6) Mr. Somerhalder served as Interim President and CEO between September 16, 2022 and May 31, 2023. Amounts reflected in this table reflect his annualized based salary and target opportunities as of May 2023. Mr. Somerhalder received Director Compensation in his role as Chair of the Board from June 1, 2023 through December 31, 2023, which is not reflected in this table. See the Summary Compensation Table and the “Director Compensation in Fiscal Year 2023” section for more details.

(7) Reflects annualized base salary rates and target opportunity levels as a percent of base salary in effect following increases in March 2023, and are as of May 2023. Mr. Belcher retired from his position as Senior Vice President, Operations, effective as of May 1, 2023. Prior to Mr. Belcher’s increase, the annual base salary rate was $750,000 and STIP and LTIP target opportunity levels were 75% and 250%, respectively.

(8) For each of the NEOs other than Mr. Somerhalder, all LTIP awards, if earned, are paid 1/3 in cash and 2/3 in stock. Equity awards granted to Mr. Somerhalder in 2023 are described below in the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section.

The maximum payout under both the STIP and LTIP is 200% of an individual’s target opportunity. Our LTIP differs from long-term incentive programs in place at peer companies in that your Company’s LTIP is 100% performance-based and does not contain any time-based components. The NEOs may earn nothing, may receive payments that are below their target opportunities for the incentive awards if the Company falls short of its pre-established goals, or may earn above their target opportunities if the Company performs above its pre-established goals. Except in limited circumstances, the Committee may use discretion to make adjustments to awards.

Incentive Compensation Programs

Shareholders previously approved the 2015 Incentive Compensation Plan, and in May 2020, shareholders approved the 2020 Incentive Compensation Plan (together, the “Incentive Compensation Plans”). The purpose of the 2020 Incentive Compensation Plan is to promote the success of FirstEnergy by permitting the grant of incentives to certain employees that link their personal interests to both short-term performance on key metrics and the long-term financial success of your Company to increase shareholder value, providing for various types of awards including equity and equity-based awards and cash-based awards. At the core of our incentive compensation philosophy, integrity is the foundation and reflects our collective commitment to ensuring that we conduct business ethically with honesty, humility and accountability.

As outlined above in the “Role of our Compensation Committee, Management and Compensation Consultant” section, the Committee, with support from Farient, conducted its annual goal rigor analysis to establish the goal ranges for the 2023 STIP and LTIP awards. In setting the goals, the Committee considers prior year results, company performance, investor expectations, and strategic accomplishments for the year and over the long-term, on both a relative and absolute basis. The Committee expects goals that are realistic but challenging and that drive differentiating performance year-over-year.

2024 PROXY STATEMENT	67

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STIP

The STIP provides annual cash awards to executives whose contributions support the achievement of your Company’s identified financial and operational KPI goals, which are linked to the Company’s business strategy and corporate objectives, including EESG-related goals. The Committee annually reviews the goals and targets with a focus on setting challenging but realistic targets that are intended to align with shareholder value.

The Committee annually establishes the KPIs under the STIP that must be satisfied for a NEO to receive an award and recommends that the Board approve the relative weightings for each KPI with respect to each participating NEO. The Committee recommended, and the Board approved, the following design elements for the 2023 STIP:

◾	Maintained the stretch (maximum) payout opportunity level at 200% of target to remain consistent with market practices and aligned with that of your Company’s peers

◾	Preserved focus on an Operating Earnings KPI, as distinguished from the LTIP KPI (which is Operating EPS);

◾

Replaced cash flow (Cash from Operations less Investment Activity) KPI with new Baseline O&M metric to address the need for continuous improvement in our O&M costs to enhance our line-of-sight into spending and further align business unit accountability to our financial goals

◾	Maintained weighting of safety metrics at 15% in the STIP to promote our core value of safety, including the weightings of DART Rate and LCEs each at 7.5% in 2023

◾	Increased the weighting of the Operations Index from 10% to 15%, which was offset by a 5% decrease in the weighting of DEI KPI goals from 15% to 10%:

○

While this shift addresses the need for immediate improvements in our operational performance, your Company is no less focused on our DEI culture and priorities. Creating a work environment that allows for greater diversity, equity and inclusion remains the foundation of our cultural transformation

○

For 2023, the diverse succession planning component of our DEI Index was replaced with a supplier diversity component, which tracks our spending with diverse suppliers. This change further aligns the DEI Index to our strategic framework and reinforces our commitment to support diversity in our communities

◾

Introduced a STIP Pool of Funds where STIP payment will be paid as earned if 2023 Operating Earnings meet or exceed the guidance midpoint of $2.54 per share. The STIP payout will be reduced incrementally if results fall short of that target, with no payout if Operating Earnings are lower than $2.46 per share

68	FIRSTENERGY CORP.

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KPIs and Weightings for STIP

The Compensation Committee reviewed, and the Board approved, the STIP performance metrics and weightings for each of the NEOs in February 2023. For 2023, the NEOs had the following metrics and weightings.

KPI Measures	Rationale	All NEOs

Financial

Operating Earnings	◾ Drives shareholder value while providing greater focus on driving the Regulated Distribution and Regulated Transmission businesses ◾ Increases in Operating Earnings indicate growth and efficiency of the business ◾ Provides a consistent and comparable measure of performance to help shareholders understand performance trends	35%

Baseline O&M	◾ Enhances line of sight and further aligns business unit accountability to financial KPIs	25%

Operational

Operations Index	◾ Based on five key equally-weighted operating metrics: SAIDI, TOF, ECR Score, Environmental Excursions and NOVs, Reg Gen EFOR ◾ Focused on customer service, reliability and environmental metrics that drive the Company’s long-term success	15%

Safety

Systemwide DART Systemwide LCEs

◾  Measured for the Company and each business unit

◾  Based on two key metrics that are equally weighted: systemwide LCEs and DART Rate

◾  Focused on the severity of injuries and drive better conversations and safety performance with employees

◾  Fatality Reduction Rule applies – in the event of a fatality of any employee, other than certain no-fault fatalities, there will be no payout on the Safety KPI as part of the STIP

◾  Infectious Disease Reduction Rule applies – in the event of secondary workplace exposure to infectious diseases including COVID-19, there will be no impact to the payout on the Safety KPI as part of the STIP

		15%

Diversity, Equity & Inclusion

Diversity, Equity and Inclusion Index	◾ Key aspect of delivering exceptional customer service, strengthening operating performance and building an inclusive work environment ◾ Based on three key quantitative objective metrics that are equally weighted: ◾ Diverse supplier spend ◾ Diverse hiring ◾ Percentage of “agree” and “strongly agree” responses on the Employee Engagement Survey inclusion index ◾ Racially and ethnically diverse performance gates that must be achieved to trigger payout of diverse hiring metric	10%

2024 PROXY STATEMENT	69

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Threshold, target, and stretch levels are established for the KPIs based on Operating Earnings, Baseline O&M, and achieving continuous improvement in safety and operational performance. Management and the Compensation Committee strive to set challenging and achievable goals and establish all threshold, target and stretch STIP goals at equal or more rigorous levels compared to the prior year, whenever possible. In 2023, the threshold, target, and stretch levels under the STIP for the NEOs were (dollars in millions):

2023 STIP Goal Ranges(1)

2023 KPI Measures	Threshold	Target	Stretch

Financial

Operating Earnings	$1,412	$1,458	$1,515

Baseline O&M	$1,350	$1,320	$1,305

Operational

Operations Index	2.50	5.00	7.50

Safety

Systemwide LCE	2	1	0

Systemwide DART Rate	0.67	0.35	0.22

Diversity, Equity and Inclusion

Diversity, Equity and Inclusion Index	1.50	3.00	4.50

(1) Interpolated for performance between discrete points. Refer to the “Incentive Compensation Payouts for 2023” section below for details regarding 2023 payouts.

LTIP

The 2023 LTIP design continues to include Cumulative Operating EPS as a financial goal and a cumulative three-year performance period for measuring goals, as well as a Relative TSR measure. The weighting for Cumulative Operating EPS was maintained for 2023 after it was increased from 50% to 65% in 2022, and the Relative TSR metric continued to be weighted at 35%. These performance measures support continued financial improvement and increase focus on earnings across the Company’s Regulated Distribution and Regulated Transmission businesses while creating a direct line of sight for executives to drive shareholder value and evaluate the overall performance against the market. See the chart below within this section, which identifies the KPI measures under the 2023 LTIP.

This LTIP design applied to all NEOs in 2023, other than Mr. Somerhalder. For information on Mr. Somerhalder’s long-term incentive compensation, see the “Time-based Equity Award for Mr. Somerhalder” section below.

The LTIP is comprised entirely of performance-adjusted RSUs with 2/3 of the earned award payable in Company stock and 1/3 of the earned award payable in cash. Both the stock-settled and cash-settled portions of the performance-adjusted RSU awards have a minimum payout of 0% and a maximum payout of 200% based on a formulaic structure where actual performance results are evaluated against the threshold, target and stretch performance goals over a three-year performance period. Performance results are interpolated on a straight-line basis between the minimum payout and maximum payout. For the 2023-2025 cycle, Relative TSR will be measured against the S&P 500 Utility Index. Consistent with the 2022-2024 cycle, the threshold payout for the 2023-2025 LTIP will be at 25% of target, with the maximum payout remaining at 200%. Payout will continue to be capped at 100% of target if our absolute TSR is negative over the three-year performance period.

The Board approved the LTIP grants for the NEOs (other than Mr. Somerhalder) at the Board’s meeting on February 9, 2023. For 2023, the grant date for performance-adjusted RSUs for both the stock-settled and cash-settled portions of the awards was March 1, 2023. We use the target LTIP award opportunity by individual and divide by the average of the high and low prices of our common stock as of the date of grant to determine the number of units comprising each participating NEO’s award of performance-adjusted RSUs. Any equity grants awarded or vesting near an earnings announcement or other market event are coincidental.

70	FIRSTENERGY CORP.

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The KPIs used for performance-adjusted RSUs under the LTIP in 2023-2025 were based on:

KPI Measures	Weighting	Rationale

Cumulative Operating EPS	65%	A non-GAAP measure of the financial performance of business units’ contribution to Operating Earnings growth over the 2023-2025 cycle.

Relative TSR	35%	A non-GAAP measure of the total return of FirstEnergy common stock to an investor, evaluating our overall performance over the performance period against the S&P Utility Index.

The performance goals for the 2023-2025 performance period are based on:

2023-2025 LTIP Goal Ranges

2023 Financial KPIs	Threshold	Target	Stretch

Cumulative Operating EPS	$7.67	$8.17	$8.47

Relative TSR is calculated over the three-year performance period as compared against the S&P 500 Utility Index and will be based on a continuous function between the 25th and 85th percentile up to a maximum of 200% payout. The Relative TSR target payout aligns with the 50th percentile.

If the Company’s absolute TSR is negative for the three-year cumulative performance period of 2023-2025, the LTIP awards will be capped at a target opportunity level of payout (100%).

The “Grants of Plan-Based Awards in Fiscal Year 2023” table provides the target number of performance-adjusted RSUs granted to each NEO in 2023 based on the percentage of base salary as described earlier in the CD&A. Additional details regarding the 2023-2025 LTIP grants are provided in the narrative following the “Grants of Plan-Based Awards in Fiscal Year 2023” table.

Newly Appointed NEOs

As with any newly appointed executive hired into an organization, a competitive offer includes a compensation package consisting of the core components of total direct compensation, and a combination of a hiring bonus and/or performance-based and time-based restricted awards in order to attract and retain qualified candidates. Below is a summary of the compensation packages for our newly appointed NEOs in 2023:

Executive	Hiring Bonus	Prorated LTIP (100% Performance-Based)	Time-Based Restricted Stock	Rationale
Brian X. Tierney	$1,500,000, including a full repayment requirement in the first year	◾ 2021-2023 LTIP: 9 out of 36 months ◾ 2022-2024 LTIP: 21 out of 36 months ◾ 2023-2025 LTIP: 33 out of 36 months	$5,000,000, vesting in equal amounts over four years from the date of grant

The hiring bonuses and time-based restricted stock awards were used to help replace the economically equivalent value the executives forfeited from their previous employers and were crucial in attracting each of these executives.

A. Wade Smith	$1,500,000, including a prorated repayment schedule that reduces by 1/3 each service anniversary date	◾ 2021-2023 LTIP: 3 out of 36 months ◾ 2022-2024 LTIP: 15 out of 36 months ◾ 2023-2025 LTIP: 27 out of 36 months	$3,458,333, vesting in equal amounts over three years from the date of grant	Messrs. Smith and Thomas were not eligible for a STIP award in fiscal 2023 due to their start dates. Mr. Tierney was eligible for a prorated STIP award based on the number of days worked in 2023.
Toby L. Thomas	$250,000, including a full repayment over the next 2 years	◾ 2021-2023 LTIP: 4 out of 36 months ◾ 2022-2024 LTIP: 16 out of 36 months ◾ 2023-2025 LTIP: 28 out of 36 months	$300,000, with two-thirds vesting in 2024 and one-third vesting in 2025 on the service anniversary date

The prorated LTIP cycles, which are 100% performance-based, were granted as make-whole awards generally equal to forfeited equity as well as aligning the executives to the open cycles in our program for the remaining vesting period.

2024 PROXY STATEMENT	71

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Performance-based Equity Awards

Messrs. Tierney, Smith and Thomas each received pro-rated awards of stock-based performance adjusted RSUs for the 2021-2023 and 2022-2024 performance periods and stock-based and cash-based performance-adjusted RSUs for the 2023-2025 performance period. The grant date fair value for each of these pro-rated awards at target is as follows:

Value of LTIP Open Cycles Pro-rated At Target (100% Performance-Based)
Executive	Value of 2021-2023 LTIP Cycle (stock-based)	Value of 2022-2024 LTIP Cycle (stock-based)	Value of 2023-2025 LTIP Cycle (cash-based)	Value of 2023-2025 LTIP Cycle (stock-based)	Total
Brian X. Tierney	$2,510,065	$5,835,856	$2,965,209	$5,956,545	$17,267,675
A. Wade Smith	$197,947	$713,495	$419,167	$843,404	$2,174,013
Toby L. Thomas	$177,533	$546,116	$312,734	$621,156	$1,657,539

Time-based Equity Award for Mr. Taylor

On February 9, 2023, in consultation with Farient, the Committee recommended, and the Board approved a retention-based restricted stock award for Mr. Taylor due to his exceptional performance and the criticality of his role. In light of the recent leadership changes and the interim status of Mr. Somerhalder’s role at the time, the Committee recommended the award for Mr. Taylor due to the stability he has provided within his position and his future potential with the Company. The restricted stock award has a value of $2,000,000, is to be paid in stock, and vests over four years with 25% of the award vesting after two years, another 25% vesting after a third year, and the remaining amount of the award vesting after the fourth year, generally subject to Mr. Taylor’s continued employment.

Time-based Equity Award for Mr. Somerhalder

Upon his appointment as the Interim President and CEO on September 15, 2022, as disclosed on the Form 8-K filed on September 15, 2022, the Board intended to provide Mr. Somerhalder with the right to receive payments in FirstEnergy common stock and dividend equivalents (“Share Payments”) for his interim executive service. On October 28, 2022, in consultation with Farient, the Committee recommended, and the Board approved the final form of restricted stock units award agreements for the Share Payments.

The Share Payments consist of two different equity awards – one for 53,260 initial units relating to his service in 2022 with a grant date of October 28, 2022 (the date of Board approval), and one for 85,228 initial units relating to his service in 2023 through June 30, 2023, with a grant date of January 4, 2023, conditioned on Mr. Somerhalder remaining in his Interim President and CEO role as of such date. The Share Payments are each based on an estimated value of $600,000 for each month of his interim executive service (prorated for partial months of service) based on FirstEnergy’s average of the highest and lowest closing stock price during each such month or partial month of service, with such estimated share amounts to be updated at the time of payment. In January 2023, Mr. Somerhalder received a payout of his first Share Payment, with respect to 53,818 (rounded) at a value of $2,273,272. On January 4, 2023, Mr. Somerhalder received the grant for his second Share Payment for service through July 5, 2023, contingent upon his continued interim role. On May 31, 2023, Mr. Somerhalder ended his role as Interim President and CEO and the second Share Payment was prorated based on the conclusion of his executive service. This award vested on July 5, 2023, with respect to 76,499 shares (rounded) at a value of $3,088,323 upon the completion of his initial executive service to FirstEnergy. The Share Payments are paid in fully vested shares of FirstEnergy common stock (net of taxes) and are subject to a one-year holding period following his interim executive service.

72	FIRSTENERGY CORP.

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Incentive Compensation Payouts for 2023

STIP Payout

In February 2024, based on actual 2023 KPI results, the Committee recommended, and the independent members of the Board approved, the following 2023 STIP KPI results for our NEOs (dollars in millions):

2023 STIP Results

2023 KPI Measures	Threshold	Target	Stretch	Actual Results	Payout Results

Financial

Operating Earnings	$1,412	$1,458	$1,515	$1,468	Between Target and Stretch

Baseline O&M	$1,350	$1,320	$1,305	$1,250	Meets Stretch

Operational

Operations Index	2.50	5.00	7.50	2.72	Between Threshold and Target

Safety

Systemwide LCE	2	1	0	0	Meets Stretch

Systemwide DART Rate	0.67	0.35	0.22	0.74	Below Threshold

Diversity, Equity and Inclusion

Diversity, Equity and Inclusion Index	1.50	3.00	4.50	1.50	Meets Threshold

In February 2024, based on actual 2023 STIP results, the Committee recommended, and the independent members of the Board approved, the following 2023 STIP award payouts for our NEOs. Results were interpolated for overall performance between target and stretch.

Executive	2023 STIP Target Opportunity ($) (prorated as needed)(1)(2)	2023 STIP Award - Actual Payout ($)(1)(2)	Actual Payout as a % of STIP Target Opportunity
Brian X. Tierney	$1,319,179	$1,573,767	119%
K. Jon Taylor	$787,501	$939,479	119%
A. Wade Smith	$—	$—	—
Hyun Park	$547,501	$653,162	119%
Toby L. Thomas	$—	$—	—
John W. Somerhalder II	$646,403	$771,154	119%
Samuel L. Belcher	$189,863	$226,505	119%

(1) Amounts for Mr. Tierney, Mr. Somerhalder and Mr. Belcher are calculated using a prorated 2023 base salary based on their dates of appointment, completion of executive service, and retirement, respectively.

(2) Mr. Smith and Mr. Thomas were not eligible for a 2023 STIP award based on their dates of appointment.

2021-2023 LTIP Cycle Payout

Our incentive structure measures actual performance against threshold, target and stretch goals based on three-year cumulative and average goals over the performance period. The 2021-2023 LTIP was comprised of the following two performance measures, weighted equally: Cumulative Operating EPS and Average Capital Effectiveness (See CD&A Glossary of Terms on page 82 for definitions).

2024 PROXY STATEMENT	73

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Additionally, FirstEnergy’s three-year annualized Relative TSR ranked at the 93rd percentile relative to the S&P 500 Utility Index during the 2021-2023 performance cycle, which triggered the Relative TSR modifier and resulted in an interpolated result that increased the LTIP payout by 25% (capped at 200%) for all award participants. Further, our average stock prices with reinvested dividends for December 2023 of $41.51 was greater than the average stock price in December 2020 of $29.70. As a result of the absolute TSR modifier, the 2021-2023 cycle was paid as earned.

Below is a summary of the results for the 2021-2023 cumulative performance period:

2021-2023 LTIP Results
KPI Measures	Threshold	Target	Stretch	Actual Results	KPI Performance	Payout Results
Cumulative Operating EPS	$7.24	$7.85	$8.32	$8.23	181%	Between Target and Stretch
Average Capital Effectiveness	3.81%	4.13%	4.38%	4.33%		Between Target and Stretch

Based on the results of the two KPI measures, the 2021-2023 LTIP cycle achieved 181% performance. As a result of the Relative TSR modifier and the absolute TSR cap for the 2021-2023 cycle described above, the independent members of the Board approved the payout at 200% of target payout opportunity, plus dividend equivalents, for our participating NEOs. Upon his hire in June 2023, Mr. Tierney was granted prorated stock-based performance-adjusted RSUs based on his annual salary and total LTIP target opportunity and a proration factor for nine out of 36 months for the 2021-2023 LTIP cycle. Upon his hire in December 2023, Mr. Smith was granted prorated stock-based performance-adjusted RSUs based on his annual salary and total LTIP target opportunity and a proration factor for three out of 36 months for the 2021-2023 LTIP cycle. Upon his hire in November 2023, Mr. Thomas was granted prorated stock-based performance-adjusted RSUs based on his annual salary and total LTIP target opportunity and a proration factor for four out of 36 months for the 2021-2023 LTIP cycle. In March 2024, the performance-adjusted RSUs granted in 2021 were paid in shares of our common stock and cash respectively as follows: Mr. Tierney: 142,698 shares; Mr. Taylor: 71,483 shares and $1,289,806; Mr. Smith: 8,665 shares; Mr. Park: 61,828 shares and $1,122,321; Mr. Thomas: 7,866 shares; Mr. Somerhalder: 74,220 shares; and Mr. Belcher: 53,539 shares and $966,028.

Outstanding Award Cycles (2022-2024 and 2023-2025)

Participating NEOs were granted the following number of target RSUs in 2022 and 2023 for each three-year LTIP cycle, respectively. Cash-settled RSUs have been rounded for illustration. Although dividend equivalents accrue and are reinvested throughout the performance period, subject to the same restrictions and performance conditions as the underlying awards, they are excluded in the table below.

Number of Performance-Based RSUs Granted At Target

Executive	Number of Cash-Settled RSUs granted for the 2022-2024 Cycle	Number of Stock-Settled RSUs granted for the 2022-2024 Cycle	Total RSUs granted for the 2022-2024 Cycle	Number of Cash-Settled RSUs granted for the 2023-2025 Cycle	Number of Stock-Settled RSUs granted for the 2023-2025 Cycle	Total RSUs granted for the 2023-2025 Cycle
Brian X. Tierney	—	161,064	161,064	84,119	168,980	253,099
K. Jon Taylor	15,674	31,536	47,210	24,263	48,752	73,015
A. Wade Smith	—	21,417	21,417	12,799	25,752	38,551
Hyun Park	12,629	25,259	37,888	14,057	28,115	42,172
Toby L. Thomas	—	15,553	15,553	9,114	18,103	27,217
John W. Somerhalder II	—	4,395	4,395	—	—	—
Samuel L. Belcher	14,975	30,130	45,105	16,409	33,017	49,426

The values shown for Mr. Somerhalder are based on the prorated number of performance-based restricted stock units granted instead of LTIP awards for each LTIP cycle. The performance metrics for Mr. Somerhalder’s performance-based restricted stock units granted in 2022 align with the 2022-2024 LTIP cycle. The values shown for Mr. Tierney, Mr. Smith, and Mr. Thomas for the 2022-2024 and for the 2023-2025 LTIP cycles are based on the prorated number of RSUs granted for that cycle. Upon their hires in 2023, Mr. Tierney, Mr. Smith, and Mr. Thomas were granted prorated LTIP awards based on annual salary and total LTIP target

74	FIRSTENERGY CORP.

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opportunity and based on actual months during the performance period for the 2021-2023 LTIP cycle. Given that the 2022-2024 and 2023-2025 cycles of performance-adjusted RSUs are based on three-year cumulative metrics, the performance and actual payout is unknown at this time. For more information on the outstanding performance-based RSUs as of December 31, 2023, refer to the “Outstanding Equity Awards at Fiscal Year-End 2023”.

Realized Compensation

We provide this alternative view of compensation paid to the NEOs as a supplement to, but not as a substitute for, the Summary Compensation Table (“SCT”). The realized compensation table below illustrates the way our Committee views the actual compensation earned or received by our NEOs in 2023 under the STIP and the 2021-2023 cycle of the LTIP.

The table below summarizes realized compensation in 2023 for our NEOs:

Executive	2023 Earned Salary	2023 STIP (Paid in 2024)	Performance- Adjusted RSUs (Earned in three- year period ended in 2023, Paid in 2024)	Restricted Stock Award (Vested in 2023)(1)	Total 2023 Realized Compensation
Brian X. Tierney	$876,923	$1,573,767	$5,180,651	N/A	$7,631,341
K. Jon Taylor	$870,962	$939,479	$3,884,997	N/A	$5,695,438
A. Wade Smith	$29,231	$—	$314,583	N/A	$343,814
Hyun Park	$725,154	$653,162	$3,366,987	N/A	$4,745,303
Toby L. Thomas	$50,769	$—	$285,575	N/A	$336,344
John W. Somerhalder II	$519,231	$771,154	$2,694,557	$5,361,595	$9,346,537
Samuel L. Belcher	$248,500	$226,505	$2,909,761	N/A	$3,384,766

(1) Reflects the value of Mr. Somerhalder’s restricted stock unit award as well as the dividends that were earned and paid in stock upon vesting; award vested on January 3, 2023, and July 5, 2023, as discussed in the “Award Vesting for Mr. Somerhalder” section above.

Current Expectations for 2024 Incentive Plan Design and NEO Compensation

The Company has maintained the same general structure and design, with a few key modifications, for both of our incentive compensation programs through 2023, for the NEOs listed below. In January and February 2024, your Board approved several changes to the STIP that are designed to focus on key areas that are essential to achieving our strategic goals. To further reinforce our commitment to employee safety and continuous improvement, the LCE KPI will no longer have a threshold, target or stretch level but rather all employees will have a payout of either stretch level (200%) for zero LCEs or no payout (0%) if one LCE occurs anywhere across the FirstEnergy footprint. Also, while we will maintain the DEI Index for 2024, the survey component will be removed as a KPI metric, as we will not be conducting an Employee Engagement Survey in 2024. The DEI Index instead will be made up of two equally weighted components: supplier diversity spend and diverse hiring.

Consistent with the 2022 and 2023 LTIP grants, the 2024 LTIP awards, which measure a 2024-2026 performance cycle, will maintain the Cumulative Operating EPS (at a weighting of 65%) and the Relative TSR metric measured against the S&P 500 Utility Index (weighted at 35%). Threshold performance begins if our performance is at the 25th percentile, while stretch performance begins at the 85th percentile. The threshold payout for the 2024 LTIP will continue to be at 25% of target, with the maximum payout at 200%. Payouts will continue to be capped at 100% of target if our Absolute TSR is negative over the three-year performance period. In addition, starting in 2024, LTIP grants will be based on a variety of factors including our overall equity budget, competitive market data, and individual performance to enhance our pay for performance philosophy, rather than using the same LTIP as a percentage of salary year after year. This change will still place our executives in the competitive median range overall and will not exceed the allocated equity budget.

2024 PROXY STATEMENT	75

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For 2024, the Committee recommended, and the Board approved, no changes to the 2024 base salary and target opportunities. These target opportunities continue to be at or near the Blended Median of our peer groups. The 2024 target compensation levels for the continuing NEOs are as follows:

Executive	2024 Base Salary Rate	2024 STIP (as a % of Base Salary)	2024 LTIP (as a % of Base Salary)
Brian X. Tierney	$1,500,000	150%	683%
K. Jon Taylor	$875,000	90%	325%
A. Wade Smith	$760,000	80%	250%
Hyun Park	$730,000	75%	225%
Toby L. Thomas	$600,000	70%	215%

Other Compensation Policies and Practices

Retirement Benefits

We offer retirement benefits to our NEOs through our qualified plan, the FirstEnergy Corp. Master Pension Plan, and our nonqualified supplemental plans, the FirstEnergy Corp. Amended and Restated Executive Deferred Compensation Plan (“EDCP”) and the FirstEnergy Corp. Cash Balance Pension Restoration Plan (“Cash Balance Restoration Plan”). The qualified plan benefit historically has been based on earnings, length of service, and age at retirement and is considered a defined benefit plan under the Internal Revenue Code (“IRC”). For employees hired or rehired on or after January 1, 2014, the qualified plan benefit uses a cash-balance formula based on age and service. The qualified plan benefit is subject to applicable federal and plan limits. The EDCP and Cash Balance Restoration Plan are designed to provide a benefit to executives that is competitive and comparable to that for our general employee population.

In recognition of Mr. Park’s extensive legal expertise, first-hand experience dealing with crisis situations, utility industry knowledge, and compliance focus, as well as to incentivize him to join the Company and to encourage retention, Mr. Park will be provided an additional credit of $275,000 into the Cash Balance Restoration Plan after five years of continuous employment. Pursuant to an arrangement upon his hire, Mr. Belcher was eligible to receive five additional years of credited service for purposes of calculating the nonqualified supplemental pension benefit. For more information, refer to the “Pension Benefits as of December 31, 2023” table on page 93. Retirement benefits for the NEOs are further discussed in the narrative section following the Pension Benefits table later in this proxy statement.

EDCP (Elective Deferrals)

NEOs may elect to defer a portion of their compensation into the EDCP. They may defer from 1% to 50% of base salary to a cash retirement account; from 1% to 85% of STIP awards to either a cash or stock account; and from 1% to 85% of LTIP awards to a stock account. Upon his appointment to Interim President and CEO effective September 16, 2022, Mr. Somerhalder was not eligible to participate as the EDCP requires that a former participant who becomes eligible again must wait 24 months from his most recent date of eligibility. The EDCP offers executives the opportunity to accumulate assets denominated both in cash and in Company common stock, on a tax-favored basis. Beginning in 2017, any deferral elections to a cash or stock account made by a participant will ultimately be paid only in cash based upon the participant’s distribution elections.

Earnings on deferrals in the EDCP stock accounts of NEOs track FirstEnergy shares. Earnings on deferrals into the cash retirement accounts of NEOs were credited at the Moody’s Corporate Long-term Bond Yield Index rate plus 3% for funds deferred prior to 2013 and the Moody’s Corporate Long-term Bond Yield Index rate plus 1% for funds deferred in 2013 and later. Any above-market earnings for 2022 are included in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the SCT.

76	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Personal Benefits and Perquisites

The Company does not provide excessive perquisites to our NEOs.

In 2023, our NEOs could use the corporate aircraft for limited personal use. With CEO approval, other executives, including the NEOs, may from time to time use corporate aircraft for personal travel, which may include family travel. We have a written policy that sets forth guidelines regarding the personal use of corporate aircraft by executive officers and other employees in accordance with the IRS regulations and customary compensation practices. FirstEnergy’s executive relocation program provides reimbursement or payment for relocation-related expenses, including travel, temporary living expenses, new home closing costs, home sale assistance, and gross-up on certain relocation benefits for estimated federal, state and FICA taxes on expenses which are not tax deductible. The Committee believes the foregoing perquisites are reasonable, competitive, and consistent with our overall compensation philosophy.

Severance Benefits Upon an Involuntary Separation

In the event of an involuntary separation without cause, the CEO’s severance benefits, if any, are to be determined by the Committee, in its discretion, and approved by the independent members of the Board. All other NEOs are covered in the event of an involuntary separation under the FirstEnergy Corp. Amended and Restated Executive Severance Benefits Plan (the “Severance Plan”).

The Severance Plan provides severance benefits to executives who are involuntarily separated due to the sale or closing of a facility, merger, acquisition, corporate restructuring, reduction in the workforce or job elimination. Benefits under the Severance Plan are also offered if an executive rejects a job assignment that would result in the occurrence of any one or more of the following events: (1) a 15% or greater reduction in the executive’s then current base salary; (2) a requirement that the executive make a 50-mile or greater relocation from his or her current residence for reasons related to the new job; or (3) a requirement that the executive make a 50-mile or greater change in his or her daily commute from their residence to a new reporting location.

The Severance Plan provides for three weeks of base salary for each full year of service with a minimum benefit of 52 weeks of base salary and a maximum benefit of 104 weeks of base salary. Additionally, executives who elect continuation of health care for the severance period will be provided this benefit at active employee rates, not to exceed 18 months. Executives must pay taxes on any continuation of health care value in excess of what employees with the same level of service would receive under the FirstEnergy Employee Severance Benefits Plan.

On February 9, 2023, upon the recommendation of the Committee, the Board approved a new policy effective immediately that cash severance payable under the Severance Plan or pursuant to any individual contract with an executive officer will not exceed 2.99 times the sum of the executive officer’s base salary plus target annual incentive opportunity under the STIP, unless the Company seeks shareholder approval.

CIC Plan

The Committee believes that your Company’s Change in Control Severance Plan (“CIC Plan”) is aligned with the market practices of our peer groups. All of the NEOs participated in the CIC Plan in 2023 excluding Mr. Somerhalder. The initial term of the CIC Plan commenced on January 1, 2017. Annually, the Committee reviews the CIC Plan for potential changes to be recommended to the Board for approval. If the Committee determines that no changes are needed, then the CIC Plan will automatically renew for an additional year. In December 2022, the Committee determined that no changes were needed and the term of the CIC Plan automatically extended to December 31, 2024 by its terms. All participating NEOs are eligible for the same level of benefits following a CIC and qualifying termination of employment (double-trigger), which include:

◾	A two-times base salary plus target STIP award multiplier for cash severance

◾	The annual STIP paid at target, prorated for the number of days worked in the year

◾	If the LTIP is not replaced by a buyer, LTIP awards will be paid at target, prorated for the number of full months worked in the cycle

◾	Continued health and welfare coverage for two years

◾	Outplacement services for one year following the CIC, capped at a value of $30,000 and

◾	Non-competition and non-disparagement obligations that protect the Company

2024 PROXY STATEMENT	77

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Time-based restricted stock awards vest in full upon a CIC. There are no excise tax “gross-up” provisions. Payments are “cut back” in the event that an excise tax would otherwise apply to the safe harbor amount minus one dollar, unless the participant would receive greater after-tax proceeds absent such cutback. In such a case, the participating NEOs will receive payment of all CIC benefits and will be responsible for paying any excise tax imposed on the payment.

Share Ownership Guidelines for Executives

We believe it is critical for the interests of executives and shareholders to be clearly aligned. Therefore, the Committee maintains share ownership guidelines to promote meaningful stock ownership by our executives, including our NEOs. Your Company not only wants executives to meet their required share ownership levels in a timely manner, but also to build an ownership mentality and demonstrate commitment to aligning their interests with shareholders. These guidelines specify the value of Company shares that our participating executives must accumulate within five years of becoming an executive officer. Additionally, executives who are not on track to meet their required share ownership levels or have failed to achieve required share ownership levels within the five-year compliance period may be subject to the following consequences imposed at the discretion of the Committee, subject to approval by the Board:

◾	Reduce or eliminate the annual STIP award opportunity (as necessary) and consider replacement with a discretionary stock award and/or

◾	Require executives to purchase sufficient shares to meet their required share ownership levels

Each participating executive is required to retain all Company shares earned under equity grants or purchased or accumulated until the executive meets his or her share ownership guidelines. The specific share ownership guidelines are based on a multiple of an executive officer’s base salary, with the higher multiples applicable to the executives having the highest levels of responsibility.

The share ownership multiples for the NEOs who were executive officers as of December 31, 2023 were as follows:

Current Executive Officers	Share Ownership Multiple
Brian X. Tierney	7X base salary
K. Jon Taylor	4X base salary
A. Wade Smith	3X base salary
Hyun Park	3X base salary
Toby L. Thomas	3X base salary

To be consistent with an entirely performance-based long-term incentive plan design, unvested performance-adjusted RSUs are not counted as eligible shares for executives to meet their share ownership requirements. The following types of holdings apply toward the share ownership guidelines:

◾	Shares directly or jointly owned in certificate form or in a stock investment plan, including 60% of any unvested restricted stock

◾	Shares owned through the FirstEnergy Corp. Savings Plan

◾

Shares held individually or jointly by a broker, or, in certain circumstances, held in trust, or in an IRA, shares held by a spouse, or other beneficially owned shares, to the extent known by the Company and

◾	Units deferred pursuant to the EDCP

As of December 31, 2023, Mr. Taylor has met his share ownership requirements. Messrs. Tierney, Smith, Park, and Thomas have not yet met their share ownership requirements, but have until June 1, 2028, December 8, 2028, January 11, 2026, and November 30, 2028, respectively to do so. Share ownership guidelines do not drive the establishment of compensation levels. The Committee does review previously granted awards, both vested and unvested, that are still outstanding on a regular basis.

78	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Non-Hedging and Pledging Policies

As described more in this section, we prohibit our employees (including officers) and directors from engaging in hedging or monetizing transactions that would allow them to own Company securities without the full risks and rewards of ownership, including economic exposure to potential decreases in the market value of Company securities.

Your Company has adopted formal policies as part of its Insider Trading Practice regarding hedging practices. The following categories of “Covered Persons” are covered by our Insider Trading Practice:

◾	all of the Company’s independent directors

◾	all officers (including NEOs) and employees of the Company and its affiliates and subsidiaries and

◾	any other persons that the Company determines should be covered, such as contractors, consultants and professional advisors who have access to material nonpublic information

In addition to the Insider Trading Practice applying to Covered Persons, the following are also covered by our Insider Trading Practice:

◾	the portfolio manager and other individuals who can trade in (or make changes in investments in) Company Securities for the Covered Persons and

◾

the Covered Persons’ Related Persons (except family members who do not reside with a Covered Person — unless such family member confers with the Covered Person when making investment decisions in Company Securities or is directed, influenced or controlled by the Covered Person with respect to transactions in Company Securities) and

◾	any entities that the Covered Persons influence or control

For these purposes, we consider “Related Persons” of a Covered Person to be their family members and others who reside with them, and any family members who do not live with them but whose transactions in Company Securities are directed, influenced or controlled by them. In addition, “Company Securities” broadly includes all securities of the Company and of its direct and indirect subsidiaries, including but not limited to common stock, options, preferred stock, convertible debentures or other debt securities, and warrants (as well as derivative securities not issued by the Company or its subsidiaries, such as exchange-traded put or call options or swaps relating to any of the foregoing securities).

The Insider Trading Practice generally prohibits a Covered Person from engaging in certain transactions regarding Company Securities owned by them or that they beneficially own, but the Insider Trading Practice does not apply to transactions in Company Securities where such transactions are not initiated by the Covered Person or approved by them, or are not subject to their influence or control (such as mutual fund transactions in Company Securities). More specifically, the prohibition on pledging, hedging or other monetization transactions for Covered Persons explicitly covers a number of possible transactions:

◾	Company directors and Company “officers” (under Exchange Act Rule 16a-1(f)) are prohibited from engaging in short-term opposite-way trading within a six-month period and

◾

Covered Persons are prohibited from engaging in short sales, trading in market-based put and call options or other non-compensatory derivative securities, or engaging in specific hedging and monetization transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds

In addition, under the Insider Trading Practice, certain “Designated Insiders” (Company directors, Company “Executive Officers” under Exchange Act Rule 3b-7, Company “officers” under Exchange Act Rule 16a-1(f), members of the Company’s executive council, members of its disclosure committee and certain other employees with regular access to financial information or otherwise as identified from time to time by the Company) are prohibited from holding Company Securities in a margin account, pledging Company Securities as collateral for a loan, or placing standing or limit orders on Company Securities that remain effective after the day on which they are placed (apart from Company-authorized Rule 10b5-1 trading plans). Other Covered Persons may place standing or limit orders on Company Securities that remain effective after the day on which they are placed, but only for short durations and in a manner that complies with Company restrictions and procedures set forth in the Insider Trading Practice (such as pre-clearance procedures).

2024 PROXY STATEMENT	79

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Clawback Policies (Discretionary Clawback Policy and SEC Compliant Clawback Policy)

Your Company has a clawback policy (its “Discretionary Clawback Policy”) that covers all current or former executive officers, Section 16 officers and other selected executives. In 2019, the Compensation Committee approved enhancements to the Discretionary Clawback Policy to continue the previously existing clawback provisions in the event of a financial restatement of the Company, and to include clawback provisions in the event of certain other detrimental activity, as defined in the Discretionary Clawback Policy, resulting in significant operational, financial or reputational harm to the Company as determined in good faith by the Compensation Committee. In the event that the Company is required to file a financial restatement due to material noncompliance with financial reporting requirements under U.S. securities laws, regardless of misconduct or contribution to the restatement requirement, the clawback policy allows for recoupment of incentive-based compensation granted, vested or accrued after January 1, 2014, and during the three-year period preceding the filing of the accounting restatement, to the extent such compensation received exceeded what would have been received based on the corrected data relating to the restatement. In the event of significant or material operational, financial or reputational harm resulting from an executive’s detrimental activity, the Compensation Committee may direct the Company to recoup from such executive incentive-based compensation granted, vested or accrued in an amount as reasonably determined by the Compensation Committee in good faith. The Discretionary Clawback Policy is available on the Company’s website at https://firstenergycorp.com/content/fecorp/investor/corporate_governance/policies_charters.html.

On October 26, 2022, the SEC adopted final rules requiring the recovery of erroneously awarded compensation as required by the Dodd-Frank Act. The new rules required NYSE to establish listing standards that would require listed issuers to adopt and comply with a clawback policy mandating recovery of any excess compensation paid on the basis of a misstated financial reporting measure. The NYSE listing standards became effective October 2, 2023, and required all listed issuers to adopt a compliant clawback policy not later than December 1, 2023. The Board and Committee, respectively, undertook a dual policy approach in which the Board would adopt a new policy specifically for purposes of complying with the new SEC rules (the “SEC Compliant Clawback Policy”) and the Committee would also revise the Discretionary Clawback Policy consistent with the new rules, as outlined below.

The SEC Compliant Clawback Policy applies only to the Company’s current and former Section 16 Officers and requires recovery of excess compensation erroneously awarded to the executive on or after October 2, 2023, of a misstated Financial Reporting Measure, as defined therein. The SEC Compliant Clawback Policy applies to compensation received during the three-year period preceding the date an accounting restatement is deemed to be required. The SEC Compliant Clawback Policy does not allow Committee discretion to pursue recovery, except in limited circumstances.

Section 16 Officers remain subject to the Discretionary Clawback Policy in that the Committee may, in its discretion, seek recovery of compensation from a Section 16 Officer in the event of detrimental activity. Effective October 1, 2023, the Committee amended the Discretionary Clawback Policy to clarify that there can be no double recovery when recoupment is sought as the result of an accounting restatement pursuant to the SEC Compliant Clawback Policy. The Discretionary Clawback Policy was also amended to align the accounting restatement triggers with those set forth in the SEC Compliant Clawback Policy such that non-Section 16 members of Executive Council may also be subject to a recoupment demand in the event of an accounting restatement, though such demand may be made at the Committee’s discretion. Recoupment under the Discretionary Clawback Policy will continue to be at the discretion of the Committee.

Risk Assessment of Compensation Programs

At the request of the Committee, management annually reviews the risks associated with our compensation policies, practices, and programs for employees. In its review, management specifically paid particular attention to those programs that allow for variable payouts where an employee may potentially be able to influence payout factors in those programs. The Committee reviewed management’s review and concurred with its conclusions. Based on this review, the Committee concluded that the risks associated with our compensation policies and practices are not reasonably likely to have a material adverse effect on your Company.

The Committee and management designed our compensation programs to align our executives’ interests with the long-term interests of our shareholders without encouraging excessive risk taking. In this regard, our compensation structure contains various features intended to mitigate excessive risk taking. These features include, among others:

◾	The compensation structure is designed to link an appropriate portion of compensation to the Company’s long-term performance

80	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

◾	The periodic benchmarking of the compensation programs and overall compensation structure are used to evaluate the Company’s policies as compared to market practices

◾	Annual incentive compensation is based on multiple, diversified, company-based performance metrics, which are consistent with our long-term strategy

◾

Internal controls and standards of ethics and business conduct mitigate risk and support our compensation goals. We employ various auditing processes on a regular basis in an effort to assure compliance with these controls and standards and

◾

The Committee, comprised entirely of independent directors, oversees your Company’s compensation policies and practices and is responsible for reviewing and recommending Board approval for executive compensation, annual incentive compensation programs applicable to senior management employees, and other compensation plans as appropriate

Additionally, our Vice President, Chief Risk Officer participated in the discussion with senior management regarding the establishment of goals and their weightings and measurements for our short- and long-term incentive compensation programs and the 2023 performance results and provided her view to the Committee that:

◾	The measurement of 2023 performance results were conducted in accordance with prescribed methodologies and precluded any beneficiary from controlling the calculation

◾	Proposed goals would not create inappropriate incentives or inadvertently encourage willingness to embrace risk exposures other than those we encounter in the normal course of our business

◾	By avoiding individually based goals or goals applicable only to a small group of employees, the risk of encouraging inappropriate behavior is greatly mitigated and

◾	The grouping of goals are in place so that the beneficiary of any incentive payout cannot unilaterally control the measurement methodology

For additional information regarding your Company’s risk management process and your Board’s role in risk oversight, see the related discussion in the “Corporate Governance and Board of Directors Information” section of this proxy statement.

2024 PROXY STATEMENT	81

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

CD&A Glossary of Terms

Average Capital Effectiveness: Measures the financial effectiveness of investment in operational assets over time. Creates a direct line of sight for executives to balance the value of our investments with the earnings they produce and create value for shareholders. It is a ratio of Operating Earnings over Net Plant in Service (“NPIS”) plus Construction Work in Progress (“CWIP”). Operating Earnings are an important measure of profitability. The NPIS plus CWIP is the value of the assets being used to generate revenues and profits. A high ratio indicates the business generates larger returns on its investment in operational assets and vice versa.

Baseline O&M: Measures, RD, and certain Corporate Labor and Other-than-Labor expenses (e.g., excludes Service Company Depreciation which runs through billings) which are non-deferrable or do not have a regulatory means of recovery via riders or trackers, and therefore directly impact the Company’s Operating (non-GAAP) Earnings as reported externally.

Cash from Operations less Investment Activity: Cash from Operations less Investment Activity is calculated using aggregate operating earnings (a non-GAAP measure reported externally to the investment community), adjusted for non-cash items, changes in working capital and all capital-like investments. Cash from Operations less Investment Activity explains the sources and uses of cash from ongoing regular business activities and investments.

Corporate/Other: The Corporate/Other business segment.

CWIP: Construction Work in Progress.

DART Rate: OSHA-recordable incidents that involve days away from work, days of restricted work activity, and/or days of job transfer in the period per 100 employees. DART cases are work-related injuries or illnesses that result in at least one day of lost time, transfer or restriction excluding the day of injury.

Detrimental Activity: Refers to an executive officer’s: (i) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company or any of its subsidiaries; (ii) breach of any contract with or violation of any fiduciary obligation to the Company or any of its subsidiaries, that results in (or was reasonably likely to result in) significant operational, financial or reputational harm (generally meaning behaviors resulting in financial harm or reputational damage to the Company or any of its subsidiaries) to the Company or any of its subsidiaries, such breach or violation may include, but is not limited to, engagement in any unethical conduct, fraud, dishonesty, violations of Company policy or the law, recklessness, gross negligence, failure to act, or other misconduct including but not limited to sexual harassment or misconduct, data security and/or privacy violations, or criminal activities; or (iii) engagement in conduct described in (ii) above that, even absent a breach of contract or violation of any fiduciary duty, is (or was reasonably likely to be) materially detrimental to the Company or any of its subsidiaries; in each case as determined by the Compensation Committee reasonably and in good faith.

Diversity, Equity and Inclusion (DEI) Index: Measures diverse supplier spend, diverse hiring, and percentage of “Agree” and “Strongly Agree” responses on the FirstEnergy Employee Engagement Survey inclusion index items. Measures earn points based on the level of performance; all components within the index are weighted equally. For the purposes of this KPI, “diverse” is defined as female, historically under-represented racial and ethnic demographic groups (Black or African American, Native American or Alaska Native, Asian, Native Hawaiian or Pacific Islander, people of two or more races, Hispanic or Latino ethnicity), LGBTQ+ (lesbian, gay, bisexual, transgender, queer/questioning+), individuals with military service, and/or disabled.

Engaged Customer Relationship (ECR) Score: External surveys conducted to capture the voice of customer for a compilation of metrics, which represent a balanced scorecard approach to measuring the full customer experience.

Environmental Excursions and Notices of Violation (NOVs): Measures issues related to air emissions, water discharges or other unauthorized releases from facilities, that exceed the allowable limitations, conditions or deadlines established in the facilities’ environmental permits and applicable NOVs issued by a federal, state or local regulatory agency for the violation of an environmental law or regulation.

KPI (Key Performance Indicators): Financial or operational metrics used to measure Company performance and aligned to our key business objectives. KPIs are used in setting threshold, target and stretch performance goals for our incentive compensation programs.

LCEs: Life Changing Events include life-threatening work-related injuries or illnesses that required immediate life-preserving rescue action, and if not applied immediately would likely have resulted in the death of that person; life-altering work-related injuries or illnesses that resulted in a permanent and significant loss of a major body part or organ, or function thereof, that permanently changes or disables that person’s normal life activity; and work-related fatalities.

82	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

NPIS: Net Plant in Service.

Operating Earnings: Operating Earnings (non-GAAP) is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings (non-GAAP) reporting. Results for 2023 will include the following adjustments: in addition to the special items that adjust GAAP earnings to Operating (non-GAAP) earnings as reported externally, the impacts of unforeseen accounting and legislative or regulatory changes will be included as adjustments. Other strategic decisions may also apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending.

Operating EPS: Measured on the performance of the business units’ contribution to operating earnings (non-GAAP) growth over the course of 2023-2025, including RD, RT, and Corporate/Other segments. Results for 2023 will exclude the following: in addition to the special items that adjust GAAP earnings to Operating (non-GAAP) earnings as reported externally, the impacts of unforeseen accounting and legislative or regulatory changes will be included as adjustments. Other strategic decisions may also apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending. External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources.

Operations Index: Metric made up of the following five components, weighted equally (refer to each component for a separate definition):

1.	SAIDI

2.	TOF

3.	ECR Score

4.	Environmental Excursions and NOVs and

5.	Reg Gen EFOR

Reg Gen EFOR: The percentage of generation that was not available versus the amount of time a unit was requested to be online.

Regulated Distribution or RD: The Regulated Distribution business segment. Refers collectively to The Cleveland Electric Illuminating Company, Ohio Edison Company, The Toledo Edison Company, Metropolitan Edison Company, Pennsylvania Power Company, Pennsylvania Electric Company, and the distribution assets of Jersey Central Power & Light, Monongahela Power Company, The Potomac Edison Company, and West Penn Power Company.

RSUs (Restricted Stock Units): An equity vehicle commonly used in long-term incentive programs to reward employees and promote ownership within the Company. RSUs represent the right to receive future delivery of actual stock or cash subject to vesting restrictions (service-based and/or performance-based).

Regulated Transmission or RT: The Regulated Transmission business segment. Refers collectively to the transmission assets of Jersey Central Power & Light Company, Monongahela Power Company, The Potomac Edison Company, and West Penn Power Company; FirstEnergy Transmission, LLC, and its subsidiaries, American Transmission Systems, Incorporated, Potomac-Appalachian Transmission Highline, LLC, Trans-Allegheny Interstate Line Company, and Mid-Atlantic Interstate Transmission.

Relative TSR (Relative Total Shareholder Return): The total return of a stock to a shareholder for our Company measured against the total return of stock for other companies within a selected peer group. The calculation is based on a set period (e.g., three years) and assumes that dividends are reinvested over this period. Relative TSR is a common performance measure used within long-term incentive plans and helps to align executive payouts to shareholder value creation.

SAIDI: Distribution System Average Interruption Duration Index is the average total duration of outage minutes in a year for each customer served adjusted for major storms.

TOF: Transmission Outage Frequency measures the transmission line frequency of outages (total number of transmission circuit outages divided by average number of circuits) on 100kV to 500kV circuits after adjustment for major events (Six Sigma). Transmission circuit outages are defined as any loss of flow, momentary or sustained, that is a result of an automatic switching operation. Scheduled outages, emergency forced outages, and operational outages are excluded from the calculation.

TSR (Total Shareholder Return): A measure of stock price appreciation and dividend payments over a period of time.

2024 PROXY STATEMENT	83

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Compensation Tables

2023 Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended December 31, 2023, 2022, and 2021, as applicable:

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)	SEC Total Without Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)

Brian X. Tierney(1) President & CEO	2023	$876,923	$1,500,000	$22,267,685	$1,573,767	$49,154	$185,087	$26,452,616	$26,403,462

K. Jon Taylor SVP, CFO & Strategy	2023	$870,962	$—	$4,665,181	$939,479	$541,704	$32,955	$7,050,282	$6,508,578
	2022	$790,223	$—	$1,974,021	$661,438	$9,412	$32,131	$3,467,225	$3,457,813
	2021	$686,209	$750,000	$1,962,017	$915,874	$216,628	$12,115	$4,542,843	$4,326,215

A. Wade Smith(1) President, FE Utilities	2023	$29,231	$1,500,000	$5,632,346	$—	$—	$228	$7,161,805	$7,161,805

Hyun Park SVP & Chief Legal Officer	2023	$725,154	$—	$1,539,342	$653,162	$89,494	$18,484	$3,025,635	$2,936,141
	2022	$691,978	$—	$1,584,261	$473,156	$98,743	$134,077	$2,982,215	$2,883,472
	2021	$635,714	$—	$2,459,075	$704,676	$42,875	$895,969	$4,738,309	$4,695,434

Toby L. Thomas(1) Chief Operating Officer	2023	$50,769	$250,000	$1,957,547	$—	$1,662	$21,193	$2,281,172	$2,279,510

John W. Somerhalder II(1) Chair of the Board and Former Interim President and CEO	2023	$519,231	$—	$3,166,015	$771,154	$—	$40,607	$4,497,007	$4,497,007
	2022	$636,676	$—	$2,188,623	$672,080	$124,505	$41,924	$3,663,808	$3,539,303
	2021	$632,555	$—	$2,717,970	$1,006,534	$42,404	$17,205	$4,416,668	$4,374,264

Samuel L. Belcher(1) Former SVP, Operations	2023	$248,500	$—	$1,804,117	$226,505	$481,499	$113,493	$2,874,114	$2,392,616
	2022	$742,116	$—	$1,886,010	$506,954	$3,126	$27,756	$3,165,962	$3,162,836
	2021	$694,148	$—	$2,034,701	$780,258	$255,317	$11,842	$3,776,266	$3,520,949

(1) Mr. Tierney was appointed to the position of President and CEO, effective as of June 1, 2023. Mr. Smith was appointed to the position of President, FE Utilities, effective as of December 18, 2023. Mr. Thomas was appointed to the position of Chief Operating Officer, effective as of November 30, 2023. Mr. Somerhalder ended his role as Interim President and CEO effective May 31, 2023. Mr. Belcher retired as SVP, Operations, effective as of May 1, 2023.

(2) The amounts set forth in the “Bonus” column for 2023 represent cash bonuses paid to Messrs. Tierney, Smith and Thomas in connection with their hires during 2023. The hiring bonuses were included in the compensation package to offset certain compensation being forfeited due to their departure from their prior employers.

(3) The amounts set forth in the “Stock Awards” column for 2023 represent grants provided under the 2020 Incentive Compensation Plan at the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 “Stock Compensation” and are based on target payout. The assumptions used in determining values for the 2023 fiscal year are reflected in Note 6 to the Notes to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K filed with the SEC on February 13, 2024. The grant date fair value at the maximum payout level for each of the NEOs for the 2023 LTIP awards are as follows: Mr. Tierney: $17,843,507; Mr. Taylor: $5,330,289; Mr. Smith: $2,525,141; Mr. Park: $3,078,678; Mr. Thomas: $1,867,782; and Mr. Belcher: $3,608,228. The amounts for Messrs. Tierney, Smith and Thomas include values from prorated LTIP awards for the 2021-2023 and 2022-2024 performance periods, which were granted upon their hires, and based on their annual salaries and total LTIP target opportunity. The prorated LTIP awards were granted as stock-based performance-adjusted RSUs. The grant date fair value at the maximum payout level for these awards are: Mr. Tierney: $5,020,130 for the 2021-2023 cycle and $11,671,712 for the 2022-2024 cycle; Mr. Smith: $395,893 for the 2021-2023 cycle and $1,426,989 for the 2022-2024 cycle; and Mr. Thomas: $355,066 for the 2021-2023 cycle and $1,092,233 for the 2022-2024 cycle. The amount for Mr. Somerhalder includes the value of time-based restricted stock units granted on January 4, 2023, in connection with his appointment as Interim President and CEO and subject to a one-year holding requirement following his interim executive service. These awards are not payable to the executive until the vesting date or other qualifying event shown in the Outstanding Equity Awards at Fiscal Year-End 2023 table or the 2023 Post-Termination Compensation and Benefits table described later in this proxy statement.

(4) The amounts set forth in the “Non-Equity Incentive Plan Compensation” column for 2023 were earned under the 2023 STIP and were paid in the first quarter of 2024.

84	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

(5) The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2023 reflect the aggregate increase in actuarial value to the NEOs of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and above-market earnings on nonqualified deferred compensation. The disclosure assumes 5.05% (qualified pension), 5.00% (nonqualified supplemental pension) and 4.81% (nonqualified cash balance restoration plan) are the discount rates for the present value obligation calculations. The change in values for the pension plans for 2023 are as follows: Mr. Tierney: $49,154; Mr. Taylor: $517,302; Mr. Smith: $0; Mr. Park: $89,494; Mr. Thomas: $1,662; Mr. Somerhalder: $0; and Mr. Belcher: $438,599. The change in pension value is heavily dependent on the discount rate and mortality assumptions and does not represent the actual value of the change in pension benefit accrued by the NEO during the year. The formula used to determine the above market earnings equals 2023 total interest multiplied by the difference between 120% of the Applicable Federal Rate for long-term rates (AFR) and the plan rate and divided by the plan rate. The above market earnings on nonqualified deferred compensation for 2023 are as follows: Mr. Taylor: $24,402; and Mr. Belcher: $42,900.

(6) The following table sets forth detail about the amounts for 2023 in the “All Other Compensation” column and includes compensation not required to be included in any other column:

Name	401(k) Employer Contributions ($)(a)	Health Care Employer Contributions ($)(b)	Wellness Program ($)(c)	Charitable Matching ($)(d)	Group Personal Excess Liability ($)(e)	Life Insurance ($)(f)	Personal Aircraft Usage ($)(g)	Relocation ($)(h)	Payments Upon Retirement ($)(i)	Total ($)

Brian X. Tierney	$6,093	$—	$—	$—	$—	$2,142	$—	$176,852	$—	$185,087

K. Jon Taylor	$9,900	$1,000	$—	$—	$1,542	$1,250	$19,263	$—	$—	$32,955

A. Wade Smith	$—	$—	$—	$—	$—	$—	$—	$228	$—	$228

Hyun Park	$9,900	$1,000	$—	$5,000	$1,542	$1,042	$—	$—	$—	$18,484

Toby L. Thomas	$—	$—	$—	$—	$—	$857	$—	$20,336	$—	$21,193

John W. Somerhalder II	$9,900	$1,000	$—	$—	$1,542	$754	$27,411	$—	$—	$40,607

Samuel L. Belcher	$9,900	$1,000	$—	$—	$1,542	$1,100	$—	$—	$99,951	$113,493

a) The value of matching Company contributions under the FirstEnergy Corp. Savings Plan, which were subject to a maximum of $9,900.

b) The value of Company contributions to the NEOs’ Health Savings Accounts or FirstEnergy Corp. Savings Plan or cash.

c) The value of Company credits under the broad-based wellness program, which are subject to a maximum of $600 annually.

d) The value of charitable matching contributions for 2023. The Company provides a dollar-for-dollar match, up to $5,000 annually, of employee contributions to qualified nonprofit organizations and educational institutions.

e) Premiums for all NEOs covered under the group personal excess liability insurance policy in 2023.

f) Employer cost for basic life insurance premiums in 2023. Coverage for Messrs. Tierney, Thomas, Somerhalder, and Belcher was prorated for a partial year of coverage due to their appointments, completion of service, and retirement during 2023, respectively. Mr. Smith was not eligible for life insurance during 2023 due to his date of hire.

g) The value of the personal use of corporate aircraft is calculated based on the actual invoiced costs or the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather-monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots’ salaries, the amortized costs of the aircraft, and the cost of maintenance not related to trips are excluded. NEOs’ spouses and immediate family members may accompany NEOs on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use.

h) The value of benefits provided for Messrs. Tierney, Smith, and Thomas under the Executive Relocation Package. FirstEnergy’s executive relocation program provides reimbursement or payment for certain relocation-related expenses including, but not limited to travel, temporary living expenses, new home closing costs, home sale assistance, and tax gross-ups on certain relocation expenses. The tax gross-ups totaled: $74,254 for Mr. Tierney and are included in the totals above. Mr. Smith and Mr. Thomas did not have any tax gross-ups for relocation during 2023.

i) Upon his retirement and per company policy for all employees, Mr. Belcher received $99,951 for 270 hours of unused paid time off based on the effective pay rate as of May 1, 2023.

(7) The amounts set forth in the “SEC Total Without Change In Pension Value and Nonqualified Deferred Compensation Earnings” column differ substantially from, and are not a substitute for, the amounts required to be reported in the Total column pursuant to SEC regulations. We are presenting this supplemental column to illustrate how the Compensation Committee views the annual compensation elements for the NEOs. The column adjusts the amount reported in the Total column, as determined under applicable SEC rules, by subtracting the value reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column to show how year-over-year changes in these values impact total compensation. The change in pension value amount reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column does not reflect current compensation and represents the present value of an estimated stream of payments to be made following retirement. The methodology used to report the change in pension value under applicable accounting rules is sensitive to external variables such as assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that do not relate to the Company’s performance and are outside of the control of the Compensation Committee.

2024 PROXY STATEMENT	85

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Grants of Plan-Based Awards in Fiscal Year 2023

The following table summarizes the stock awards granted to our NEOs during 2023 as well as threshold, target, and maximum amounts payable under the STIP and LTIP programs.

Name	Grant/Payout Type	Grant Date(1)	Board Action Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	($)

	STIP	—	—	$659,588	$1,319,179	$2,638,356	—	—	—	—	—

Brian X. Tierney	2023 Performance- Adjusted RSUs – Cash-Based	6/1/23	3/22/23	—	—	—	21,030	84,119	168,239	—	$2,965,209
	2023 Performance- Adjusted RSUs – Stock-Based	6/1/23	3/22/23	—	—	—	42,245	168,980	337,960	—	$5,956,545
	2022 Performance- Adjusted RSUs – Stock-Based	6/1/23	3/22/23	—	—	—	40,266	161,064	322,128	—	$5,835,856
	2021 Performance- Adjusted RSUs – Stock-Based	6/1/23	3/22/23	—	—	—	17,257	69,028	138,056	—	$2,510,065
	Restricted Stock	6/1/23	3/22/23	—	—	—	—	—	—	134,753	$5,000,010

	STIP	—	—	$393,750	$787,501	$1,575,000	—	—	—	—	—

K. Jon Taylor	2023 Performance- Adjusted RSUs – Cash-Based	3/1/23	2/9/23	—	—	—	6,066	24,263	48,527	—	$885,644
	2023 Performance- Adjusted RSUs – Stock-Based	3/1/23	2/9/23	—	—	—	12,188	48,752	97,504	—	$1,779,505
	Restricted Stock	3/1/23	2/9/23	—	—	—	—	—	—	51,352	$2,000,032

86	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Name	Grant/Payout Type	Grant Date(1)	Board Action Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	($)

	STIP	—	—	—	—	—	—	—	—	—	—

A. Wade Smith	2023 Performance- Adjusted RSUs – Cash-Based	12/18/23	11/10/23	—	—	—	3,200	12,799	25,597	—	$419,167
	2023 Performance- Adjusted RSUs – Stock-Based	12/18/23	11/10/23	—	—	—	6,438	25,752	51,504	—	$843,404
	2022 Performance- Adjusted RSUs – Stock-Based	12/18/23	11/10/23	—	—	—	5,354	21,417	42,834	—	$713,495
	2021 Performance- Adjusted RSUs – Stock-Based	12/18/23	11/10/23	—	—	—	1,071	4,284	8,568	—	$197,947
	Restricted Stock	12/18/23	11/10/23	—	—	—	—	—	—	93,557	$3,458,335

	STIP	—	—	$273,751	$547,501	$1,095,000	—	—	—	—	—

Hyun Park	2023 Performance- Adjusted RSUs – Cash-Based	3/1/23	2/9/23	—	—	—	3,514	14,057	28,115	—	$513,111
	2023 Performance- Adjusted RSUs – Stock-Based	3/1/23	2/9/23	—	—	—	7,029	28,115	56,230	—	$1,026,231

	STIP	—	—	—	—	—	—	—	—	—	—

Toby L. Thomas	2023 Performance- Adjusted RSUs – Cash-Based	11/30/23	11/10/23	—	—	—	2,279	9,114	18,229	—	$312,734
	2023 Performance- Adjusted RSUs – Stock-Based	11/30/23	11/10/23	—	—	—	4,526	18,103	36,206	—	$621,156
	2022 Performance- Adjusted RSUs – Stock-Based	11/30/23	11/10/23	—	—	—	3,888	15,553	31,106	—	$546,116
	2021 Performance- Adjusted RSUs – Stock-Based	11/30/23	11/10/23	—	—	—	972	3,889	7,778	—	$177,533
	Restricted Stock	11/30/23	11/10/23	—	—	—	—	—	—	8,138	$300,007

2024 PROXY STATEMENT	87

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Name	Grant/Payout Type	Grant Date(1)	Board Action Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	($)

	STIP	—	—	$323,202	$646,403	$1,292,809	—	—	—	—	—

John W. Somerhalder II	2023 Time- Based RSUs – Stock-Based	1/4/23	10/28/22	—	—	—	—	—	—	74,953	$3,166,015

	STIP	—	—	$94,932	$189,863	$379,726	—	—	—	—	—

Samuel L. Belcher	2023 Performance- Adjusted RSUs – Cash-Based	3/1/23	2/9/23	—	—	—	4,102	16,409	32,819	—	$598,958
	2023 Performance- Adjusted RSUs – Stock-Based	3/1/23	2/9/23	—	—	—	8,254	33,017	66,034	—	$1,205,159

(1) Except as noted in this footnote, the effective grant date for the 2023 Performance-Adjusted RSUs is March 1, 2023, due to the accounting rules under FASB ASC Topic 718. The effective grant date for the prorated 2023 Performance-Adjusted RSUs (cash-based), the prorated 2023, 2022, and 2021 Performance-Adjusted RSUs (stock-based), and the Restricted Stock award granted to Mr. Tierney is June 1, 2023. The effective grant date for the Restricted Stock award granted to Mr. Taylor is March 1, 2023. The effective grant date for the prorated 2023 Performance-Adjusted RSUs (cash-based), the prorated 2023, 2022, and 2021 Performance-Adjusted RSUs (stock-based), and the Restricted Stock award granted to Mr. Smith is December 18, 2023. The effective grant date for the prorated 2023 Performance-Adjusted RSUs (cash-based), the prorated 2023, 2022, and 2021 Performance-Adjusted RSUs (stock-based), and the Restricted Stock award granted to Mr. Thomas is November 30, 2023. The effective grant date for the time-based restricted stock units granted to Mr. Somerhalder is January 4, 2023.

(2) The dates set forth in the “Board Action Date” column for these awards represent the date your Board took action to grant the awards.

(3) The amounts set forth in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” columns reflect the potential payouts for each NEO under the STIP based upon the achievement of KPIs described in the CD&A. If the threshold level of performance was not achieved, no payout would have been made. The amounts reported in this column were calculated using annualized STIP target opportunity levels as a percent of base salary, prorated for Mr. Tierney’s appointment, Mr. Somerhalder’s conclusion of service, and Mr. Belcher’s retirement on June 1, 2023, May 31, 2023, and May 1, 2023, respectively.

(4) The amounts set forth in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns reflect the threshold, target, and maximum payouts for each NEO, based upon the achievement of the performance measures described in the CD&A and reported in the Stock Awards column of the SCT. The Performance-Adjusted RSUs-Cash-Based amounts have been rounded in this table. If the threshold level of performance is not achieved, no payout will be made.

(5) The grant date fair value was computed in accordance with FASB ASC Topic 718 and is also reported in the “Stock Awards” column of the SCT. The Performance-Adjusted RSUs components are valued based on a Monte-Carlo simulation of $37.000 for the Operating EPS portion of the 2023 Performance-Adjusted RSUs (other than Messrs. Tierney, Smith, and Thomas); $35.575 for the Relative TSR portion of the 2023 Performance-Adjusted RSUs (other than Messrs. Tierney, Smith, and Thomas); $35.250 for the Operating EPS and the Relative TSR portions of the 2023 Performance-Adjusted RSUs (for Mr. Tierney); $36.363 for the Operating EPS portion of the 2022 Performance-Adjusted RSUs (for Mr. Tierney); $35.992 for the Relative TSR portion of the 2022 Performance-Adjusted RSUs (for Mr. Tierney); $36.363 for the 2021 Performance-Adjusted RSUs (for Mr. Tierney); $35.446 for the Operating EPS portion of the 2023 Performance-Adjusted RSUs (for Mr. Smith); $27.746 for the Relative TSR portion of the 2023 Performance-Adjusted RSUs (for Mr. Smith); $35.224 for the Operating EPS portion of the 2022 Performance-Adjusted RSUs (for Mr. Smith); $29.768 for the Relative TSR portion of the 2022 Performance-Adjusted RSUs (for Mr. Smith); $46.206 for the 2021 Performance-Adjusted RSUs (for Mr. Smith); $34.907 for the Operating EPS portion of the 2023 Performance-Adjusted RSUs (for Mr. Thomas); $33.208 for the Relative TSR portion of the 2023 Performance-Adjusted RSUs (for Mr. Thomas); $34.303 for the Operating EPS portion of the 2022 Performance-Adjusted RSUs (for Mr. Thomas); $36.618 for the Relative TSR portion of the 2022 Performance-Adjusted RSUs (for Mr. Thomas); and $45.650 for the 2021 Performance-Adjusted RSUs (for Mr. Thomas). The Restricted Stock Award (for Mr. Tierney) is valued at $37.105 based on the average high and low stock price on the grant date. The Restricted Stock Award (for Mr. Taylor) is valued at $38.948 based on the average high and low stock price on the grant date. The Restricted Stock Award (for Mr. Smith) is valued at $36.965 based on the average high and low stock price on the grant date. The Restricted Stock Award (for Mr. Thomas) is valued at $36.865 based on the average high and low stock price on the grant date. The time-based restricted stock units (for Mr. Somerhalder) are valued at $42.240 based on the average high and low stock price on the grant date.

88	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Performance-Adjusted RSUs

The following chart summarizes the details of the LTIP grants for the 2023-2025 cycle:

Weighting	2/3rd stock-based and 1/3rd cash-based

Granted	Annually

Grant Date	In March

Grant Price	Average high and low stock price on the grant date (to convert the target LTIP opportunity for each eligible NEO into units); Monte Carlo simulation is used to determine the grant date fair value under FASB ASC Topic 718

Performance Period	Three years, cliff vest on March 1

Performance Measures	Cumulative Operating EPS and Relative TSR

Threshold Opportunity Payout	25%

Target Opportunity Payout	100% (capped at a target level of payout if the Company’s absolute TSR is negative for the three-year performance period)

Maximum Opportunity Payout	200%

Settled	Stock or cash, as applicable

Dividend Equivalent Units	Reinvested based on the average high and low stock price on the payable date, subject to same restrictions as initial grant

Payout	Based on the average high and low stock price on the vesting date

Performance-adjusted RSUs are described in the CD&A and are a component of our LTIP. On March 1, 2024, the performance-adjusted RSUs granted in 2021 became vested. As previously stated, the two performance measures in the LTIP 2021-2023 cycle, based on performance of the relative TSR modifier, the payout increased by 25% resulting in a payout capped at 200% of target opportunity for this grant. The vesting period for performance-adjusted RSUs granted in 2022 and 2023 will end on March 1, 2025, and March 1, 2026, respectively, although performance is measured through December 31 of the year prior to vesting. Performance-adjusted RSUs settled in stock are treated as a fixed expense and performance adjusted RSUs settled in cash are treated as a mark-to-market expense for accounting purposes and are valued in accordance with FASB ASC Topic 718.

For more information regarding performance-adjusted RSUs and time-based restricted stock awarded to Messrs. Tierney, Smith, and Thomas in 2023, see the “Performance-based and Time-Based Equity Awards for Newly Appointed NEOs” section of the CD&A. For more information regarding the time-based restricted stock awarded to Mr. Taylor in 2023, see the “Time-Based Equity Award for Mr. Taylor” section of the CD&A. For more information regarding the time-based restricted stock units awarded to Mr. Somerhalder in 2023, see the “Time-Based Equity Award for Mr. Somerhalder” section of the CD&A.

Other Information

For more information regarding certain compensation arrangements with our NEOs, please refer to the “Potential Post-Employment Payments” section. For more information regarding the amount of various compensation elements in proportion to total compensation, see the NEO pay mix charts in the “Compensation Mix” section.

2024 PROXY STATEMENT	89

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Outstanding Equity Awards at Fiscal Year-End 2023

The following table summarizes the outstanding equity award holdings of our NEOs as of December 31, 2023:

	Stock Awards
Name	Grant Type(1)	Number of Shares or Units of Stock That Have Not Vested (#)(6)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Grant Type(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)

Brian X. Tierney	RS(2)	137,721	$5,048,853	2022 Performance-Adjusted RSUs – Stock-Based	164,621	$6,035,006

	2021 Performance-Adjusted RSUs – Stock-Based	141,105	$5,172,909	2023 Performance-Adjusted RSUs – Stock-Based	172,712	$6,331,622

				2023 Performance-Adjusted RSUs – Cash-Based	85,977	$3,151,917

K. Jon Taylor	RS(3)	53,033	$1,944,203	2022 Performance-Adjusted RSUs – Stock-Based	33,838	$1,240,501

	2021 Performance-Adjusted RSUs – Stock-Based	70,684	$2,591,275	2022 Performance-Adjusted RSUs – Cash-Based	16,818	$616,548

	2021 Performance-Adjusted RSUs – Cash-Based	35,131	$1,287,902	2023 Performance-Adjusted RSUs – Stock-Based	50,353	$1,845,941

				2023 Performance-Adjusted RSUs – Cash-Based	25,060	$918,700

A. Wade Smith	RS(4)	93,557	$3,429,800	2022 Performance-Adjusted RSUs – Stock-Based	21,417	$785,147

	2021 Performance-Adjusted RSUs – Stock-Based	8,568	$314,103	2023 Performance-Adjusted RSUs – Stock-Based	25,752	$944,068

				2023 Performance-Adjusted RSUs – Cash-Based	12,799	$469,211

Hyun Park	2021 Performance-Based RSUs – Stock-Based	61,138	$2,241,319	2022 Performance-Adjusted RSUs – Stock-Based	27,103	$993,596

	2021 Performance-Adjusted RSUs – Cash-Based	30,569	$1,120,660	2022 Performance-Adjusted RSUs – Cash-Based	13,551	$496,780

				2023 Performance-Adjusted RSUs – Stock-Based	29,038	$1,064,533

				2023 Performance-Adjusted RSUs – Cash-Based	14,519	$532,267

Toby L. Thomas	RS(5)	8,138	$298,339	2022 Performance-Adjusted RSUs – Stock-Based	15,553	$570,173

	2021 Performance-Adjusted RSUs – Stock-Based	7,778	$285,141	2023 Performance-Adjusted RSUs – Stock-Based	18,103	$663,656

				2023 Performance-Adjusted RSUs – Cash-Based	9,115	$334,156

John W. Somerhalder II	2021 Performance-Based RSUs – Stock-Based	73,391	$2,690,514	2022 Performance-Adjusted RSUs – Stock-Based	4,673	$171,312

90	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

	Stock Awards
Name	Grant Type(1)	Number of Shares or Units of Stock That Have Not Vested (#)(6)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Grant Type(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)

Samuel L. Belcher(9)	2021 Performance-Based RSUs – Stock-Based	52,941	$1,940,817	2022 Performance-Adjusted RSUs – Stock-Based	12,573	$460,926

	2021 Performance-Adjusted RSUs – Cash-Based	26,312	$964,598	2022 Performance-Adjusted RSUs – Cash-Based	6,249	$229,088

				2023 Performance-Adjusted RSUs – Stock-Based	1,895	$69,471

				2023 Performance-Adjusted RSUs – Cash-Based	942	$34,534

(1) The awards set forth in the “Grant Type” column are described in the CD&A and Grants of Plan-Based Awards narrative section of this proxy statement. The vesting dates are as follows: 2021 performance-adjusted RSU – stock-based (March 1, 2024); 2021 performance-adjusted RSU – cash-based (March 1, 2024); 2022 performance-adjusted RSU – stock-based (March 1, 2025); 2022 performance-adjusted RSU – cash-based (March 1, 2025); 2023 performance-adjusted RSU – stock-based (March 1, 2026); and 2023 performance-adjusted RSU – cash-based (March 1, 2026).

(2) Mr. Tierney’s restricted stock award vests in equal amounts over a four-year period with 25% of the award vesting after one year, 25% of the award vesting after two years, another 25% vesting after a third year, and the remaining amount of the award vesting after the fourth year.

(3) Mr. Taylor’s restricted stock award vests over a four-year period with 25% of the award vesting after two years, another 25% vesting after a third year, and the remaining amount of the award vesting after the fourth year.

(4) Mr. Smith’s restricted stock award vests over a three-year period with one-third vesting after one year, one-third after two years, and one-third after three years.

(5) Mr. Thomas’ restricted stock award vests over a two-year period with two-thirds vesting after one year, and one-third vesting after two years.

(6) The number of shares set forth in both the “Number of Shares or Units of Stock That Have Not Vested” and the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” columns include all dividends or dividend equivalents earned and reinvested through December 31, 2023. The Performance-Adjusted RSUs and restricted stock awards have been rounded up to the nearest whole unit in this table.

(7) The number of shares or units set forth in the “Number of Shares or Units of Stock That Have Not Vested” column is based on actual performance for the 2021 performance-adjusted RSUs. This payout result is capped at 200% (maximum performance). For the 2022-2024 and 2023-2025 LTIP cycles, maximum performance (200%) is assumed.

(8) The values set forth in both the “Market Value of Shares or Units of Stock That Have Not Vested” and the “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested” columns are determined by multiplying the number of shares or units by our common stock closing price of $36.66 on December 30, 2023.

(9) The number of shares or units and dollar values have been prorated in the table to reflect Mr. Belcher’s retirement effective May 1, 2023. Mr. Belcher’s restricted stock award with the remaining 50% due to vest on March 8, 2025 was forfeited due to his retirement. For more information about prorated awards and payouts for 2023, refer to the “Realized Compensation” section in the CD&A.

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Option Exercises and Stock Vested in 2023

The following table summarizes the vesting of stock awards held by our NEOs during 2023.

		Stock Awards
Name	Award Type	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(3)

Brian X. Tierney	2020 Performance-Adjusted RSUs (stock-based)	—	—

	2020 Performance-Adjusted RSUs (cash-based)	—	—

K. Jon Taylor	2020 Performance-Adjusted RSUs (stock-based)	12,113	$471,771

	2020 Performance-Adjusted RSUs (cash-based)	6,004	$233,846

A. Wade Smith	2020 Performance-Adjusted RSUs (stock-based)	—	—

	2020 Performance-Adjusted RSUs (cash-based)	—	—

Hyun Park	2020 Performance-Adjusted RSUs (stock-based)	23,533	$916,552

	2020 Performance-Adjusted RSUs (cash-based)	—	—

Toby L. Thomas	2020 Performance-Adjusted RSUs (stock-based)	0	$0

	2020 Performance-Adjusted RSUs (cash-based)	—	—

John W. Somerhalder II	2020 Performance-Adjusted RSUs (stock-based)	0	$0

	2020 Performance-Adjusted RSUs (cash-based)	—	—

	Time-Based RSUs (stock-based)	53,818	$2,273,272

	Time-Based RSUs (stock-based)	76,499	$3,008,323

Samuel L. Belcher	2020 Performance-Adjusted RSUs (stock-based)	26,086	$1,015,984

	2020 Performance-Adjusted RSUs (cash-based)	12,959	$504,724

(1) For all NEOs other than Messrs. Tierney, Smith, Thomas, and Somerhalder, the number of shares set forth in the “Number of Shares Acquired on Vesting” column reflect the number of 2020 performance-adjusted RSUs (settled in stock), which vested on March 1, 2023. For Mr. Somerhalder, this column reflects the number of shares of time-based RSUs (rounded) that vested 100% on January 4, 2023 for the months during 2022 in which he provided interim executive service and a second Share Payment which vested on May 31, 2023 upon conclusion of interim executive service to FirstEnergy. The number of shares includes dividend equivalent units earned and reinvested through the vesting date unless otherwise noted.

(2) The number of units from the 2020 performance-adjusted RSUs (settled in cash), which vested on March 1, 2023 are as follows: Mr. Taylor: 6,004.122; and Mr. Belcher: 12,959.088. The number of units includes dividend equivalent units earned and reinvested through the vesting date.

(3) The amounts set forth in the “Value Realized on Vesting” column are based on the average high/low stock price on the vesting date, which was $38.95 for the 2020 performance-adjusted RSUs, and $42.24 for Mr. Somerhalder’s time-based RSUs vested on January 4, 2023 and $39.33 for Mr. Somerhalder’s time-based RSUs vested on May 31, 2023. The performance-adjusted RSUs for all NEOs, other than Messrs. Tierney, Smith, Thomas, and Somerhalder, were paid at 100% of target. The amounts include certain stock-based 2020 performance-adjusted RSUs that were deferred under the EDCP according to the NEOs’ election in the following amounts: $188,740 for Mr. Taylor.

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Post-Employment Compensation

Pension Benefits as of December 31, 2023

The following table provides information regarding the pension benefits of our NEOs as of December 31, 2023:

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)(3)	Payments During Last Fiscal Year ($)
Brian X. Tierney	Qualified Plan	0	$19,800	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)	0	$29,354	—
	Total		$49,154	—
K. Jon Taylor	Qualified Plan	14	$389,830	—
	Nonqualified (Supplemental) Plan	14	$1,320,737	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$1,710,567	—
A. Wade Smith	Qualified Plan		N/A	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$—	—
Hyun Park	Qualified Plan	2	$66,967	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)	2	$164,145	—
	Total		$231,112	—
Toby L. Thomas	Qualified Plan	0	$1,662	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$1,662	—
John W. Somerhalder II	Qualified Plan		N/A	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$—	—
Samuel L. Belcher (4)	Qualified Plan	10	$333,228	—
	Nonqualified (Supplemental) Plan	15	$2,158,471	$93,678
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$2,491,699	$93,678

(1) Pursuant to a historical arrangement, Mr. Belcher is eligible to receive five additional years of credited service for purposes of the nonqualified (supplemental) pension calculation, resulting in 15 years of credited service. As a result of this arrangement, the amounts in the Present Value of Accumulated Benefit column for Mr. Belcher has an increased value of $832,061.

(2) The amounts set forth in the “Present Value of Accumulated Benefit” column are determined as of December 31, 2023, using the following assumptions: discount rates of 5.05% (qualified plan), 5.00% (nonqualified supplemental plan) and 4.81% (nonqualified cash balance restoration plan) and the Pri-2012 mortality table projected generationally using scale MP-2021 COVID-19 Endemic (base year 2012) for the qualified plan and Pri-2012 mortality table with white collar adjustment projected generationally using scale MP-2021 COVID-19 Endemic (base year 2012) for the nonqualified plans at the earliest unreduced age.

(3) As of December 31, 2023, Messrs. Tierney, Smith, Park, and Thomas are not vested in their pension benefits. In recognition of Mr. Park’s extensive legal and energy sector expertise and in order to incentivize Mr. Park to join the Company as well as encourage retention, Mr. Park will be provided an additional credit of $275,000 into the Cash Balance Restoration Plan after five years of continuous employment. Mr. Somerhalder was not vested in his pension benefits when his role as Interim President and CEO ended on May 31, 2023.

(4) Mr. Belcher retired effective May 1, 2023.

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Pension Benefits

Qualified and Nonqualified Plans

We offer qualified and nonqualified pension plans to provide retirement benefits to our NEOs. We pay the entire cost of these plans. Retirement benefits from the qualified plan provided under the FirstEnergy Corp. Master Pension Plan (“Master Pension Plan”) for employees hired prior to January 1, 2014, are calculated using pensionable earnings up to the applicable federal and plan limits. The Master Pension Plan was amended to provide a cash-balance formula for all employees hired or rehired on or after January 1, 2014. In conjunction with the new cash-balance formula, the Company adopted a new nonqualified supplemental plan (“Cash Balance Restoration Plan”), which provides a benefit, based upon the cash-balance formula, to eligible executives hired or rehired on or after January 1, 2014, but without the restriction of federal limits that apply under the qualified pension plan. Messrs. Taylor and Belcher were hired prior to January 1, 2014, and are subject to the traditional pension formulas discussed below. Messrs. Tierney, Smith, Park, Thomas and Somerhalder were hired after January 1, 2014, and are subject to the cash-balance formula discussed below.

Traditional Supplemental Pension Plan: The traditional supplemental plan provided under the EDCP provides a benefit based upon the formula used in the qualified plan for pre-2014 hires but is calculated using all pensionable earnings without the restrictions of federal and certain plan limits. Based on the applicable formula of the plan under which the NEO is a participant, the retirement benefit from the qualified and nonqualified plans for pre-2014 hires will be the benefit determined using one or more of the following three formulas:

1.

Career Earnings Benefit Formula: A fixed (2.125%) factor is applied to the executive’s total career earnings to determine the accrued (age 65) career earnings benefit. Pensionable earnings under the career earnings formula generally include base salary, annual incentive awards, and other similar compensation.

2.	Adjusted Highest Average Monthly Base Earnings Benefit Formula: The benefit is equal to the sum of A and B where A is the highest average monthly base earnings (“HAMBE”) times the sum of:

◾	1.58% times the first 20 years of benefit service

◾	1.18% times the next 10 years of benefit service

◾	0.78% times the next 5 years of benefit service

◾	1.10% times each year of benefit service in excess of 35 years and B is an amount equal to 0.32% times number of years of service (up to 35 years) times the difference between the HAMBE and the lesser of 150% of covered compensation or the Social Security Wage Base, except that B cannot be less than zero.

The HAMBE for the qualified plan are the highest 48 consecutive months of base earnings the executive had in the 120 months immediately preceding retirement or other termination of employment. Pensionable earnings under the qualified plan HAMBE formula generally include base salary and deferred compensation of base salary after 2004. The pensionable earnings under the nonqualified plan HAMBE formula are the same as the qualified plan described above except that deferred compensation of base salary excluded under the qualified plan and annual incentive awards that are paid or deferred are included. Covered compensation represents the average (without indexing) Social Security Taxable Wage Base in effect for each calendar year during the 35-year period that ends when the executive reaches the Social Security normal retirement age.

3.

Final Average Total Pay (“FATP”) Formula: The pension benefit under FATP is calculated by determining the HAMBE, multiplying this amount by a fixed factor (1.2%) and then multiplying it by the number of years of Benefit Service at the time of separation or retirement. This amount is then divided by 12 to determine the accrued and vested monthly pension benefit amount.

Under the Master Pension Plan provisions for pre-2014 hires, normal retirement is at age 65 and the completion of five years of eligibility service. The earliest retirement is at age 55 if the employee has at least 10 years of eligibility service. Mr. Belcher retired, and his reduced pension benefit is based on the Early Retirement Reduction Table below. Mr. Taylor will become eligible when he

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turns 55 in 2028, and subject to the FATP early retirement reduction table. The earliest retirement age without reduction for the qualified plan is age 60 with the exception of those covered under the FATP plan. The earliest retirement age without reduction for FATP is age 62.

Early Retirement Reduction Table

If payment begins at age	The benefit is multiplied by
60 and up	100%
59	88%
58	84%
57	80%
56	75%
55	70%

FATP Early Retirement Reduction Table

If payment begins at age	The benefit is multiplied by
62 and up	100%
61	96%
60	92%
59	88%
58	84%
57	80%
56	76%
55	72%

Under the Master Pension Plan provisions for pre-2014 hires, the accrued benefits vest upon the completion of five years of service. The benefits generally are payable in the case of a married employee in the form of a qualified spouse 50% joint and survivor annuity or in the case of an unmarried employee in the form of a single life annuity. Unmarried employees can designate a non-spouse beneficiary to receive up to a 100% joint and survivor annuity depending upon the non-spousal beneficiary’s age. For the married employee, there also is an option to receive the benefit as a joint and survivor annuity with or without a pop-up provision or a period certain annuity. The annuity provides a reduced monthly benefit, payable to the employee until death. If a joint and survivor annuity is chosen, the employee’s named beneficiary will receive 25%, 50%, 75%, or 100% of the employee’s benefit based on the employee’s and the beneficiary’s ages and the elected percentage to be continued after the employee’s death. Under the pop-up provisions, the monthly payment to the employee “pops-up” to the single life annuity amount if the beneficiary predeceases the employee. The period certain annuity provides a reduced benefit for the life of the employee and continues the benefit to the named beneficiary for a guaranteed period if the employee’s death occurs before the end of the 5, 10 or 15-year period, as elected. No further payments are made if the employee’s death occurs after the end of the elected period.

As noted in the CD&A, pursuant to a historical arrangement, Mr. Belcher was eligible to be credited with five years of additional service for purposes of calculating the supplemental pension benefit. For more information, refer to the “Pension Benefits as of December 31, 2023” table.

Cash Balance Formula and Cash Balance Restoration Plan: The Cash Balance Restoration Plan is a non-qualified plan providing certain key employees hired or rehired on or after January 1, 2014, with a benefit that is generally equal to the benefit that the participant would have been eligible to receive under the cash-balance formula of the qualified Master Pension Plan but for certain federal limitations.

Participants in the cash-balance portion of the Master Pension Plan receive a benefit amount based on a hypothetical account balance that is credited with Pay Credits and Interest Credits. A Pay Credit is credited annually and is equal to a percentage of the participant’s eligible compensation. Pensionable earnings include base salary, plus the following amounts paid within any specified

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period commencing on or after January 1, 2014: overtime pay; bonuses paid pursuant to a formal bonus program; annual incentives or cash sales incentive awards paid prior to termination of service; annual incentives that are earned after December 31, 2013, but deferred under a non-qualified plan; sales commissions; and lump sum merit awards. On December 31st of each year, the participant’s age (years and months) plus years of service (years and months) are added together to determine “points”. The participant’s points are used to determine the applicable Pay Credit percentage for the participant for that year, as shown in the chart below.

Points (age + service)	Pay Credit
Less than 40 points	4%
40 - 49 points	5%
50 - 59 points	6%
60 - 69 points	7%
70 - 79 points	8%
80+ points	9%

An Interest Credit is applied annually to a participant’s prior year account balance and is based on the 30-Year Treasury rate from November of the prior year.

A cash-balance participant will vest in their Master Pension Plan benefit after three years of eligible service. Regardless of the vested participant’s age at separation from service, the participant will have the option to defer or immediately commence their pension benefit at separation from service. Available forms of payment for the cash- balance portion of the Master Pension Plan include: Single Life Annuity, 50% Joint & Survivor Annuity, 75% Joint & Survivor Annuity, 100% Joint & Survivor Annuity and lump sum distribution. The Cash Balance Restoration Plan benefit is paid as a lump sum benefit as of the date of termination. Early reduction factors do not apply.

If the vested participant elects to defer the payment of the cash-balance benefit under the Master Pension Plan, annual Interest Credits will continue to apply until the participant elects to commence. If a vested participant dies before commencing benefits, a death benefit is generally payable to the participant’s surviving spouse or other beneficiary.

Effective as of their hires, Messrs. Tierney, Smith, Park, and Thomas are participants in the cash-balance formula of the Master Pension Plan and in the Cash Balance Restoration Plan. As of December 31, 2023, Messrs. Tierney, Smith, Park, and Thomas are not eligible for a pension benefit until the completion of three years of eligibility service.

Nonqualified Deferred Compensation as of December 31, 2023

The following table summarizes nonqualified deferred compensation earned or contributed by or on behalf of our NEOs during 2023.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
Brian X. Tierney	$—	$—	$—	$—	$—
K. Jon Taylor	$1,478,578	$—	$(283,873)	$—	$4,697,144
A. Wade Smith	$—	$—	$—	$—	$—
Hyun Park	$—	$—	$—	$—	$—
Toby L. Thomas	$—	$—	$—	$—	$—
John W. Somerhalder II	$—	$—	$—	$—	$—
Samuel L. Belcher	$—	$—	$(26,162)	$1,762,628	$1,277,990

(1) The amount set forth in the “Executive Contributions in Last FY” column for Mr. Taylor includes the deferral of: (a) 2023 base salary in the amount of $87,017; (b) STIP earned in 2023 and deferred in 2024 in the amount of $93,948; and (c) 2021-2023 stock-based RSUs deferred in the amount of $1,297,613. The base salary amounts are also included in the Salary column of the current year Summary Compensation Table, and the 2022 STIP amounts are also included in the “Non-Equity Incentive Plan Compensation” column of the current year Summary Compensation Table.

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(2) The compounded annual rate of return was 7.21% on pre-2013 retirement accounts, and 5.21% on the retirement accounts in 2013 and thereafter. The compounded annual rate of return on stock accounts was -8.90%, which includes dividends. The amounts set forth in the Aggregate Earnings in Last FY column include above-market earnings which have been reported in the Summary Compensation Table for 2023 as follows: Mr. Taylor: $24,402; and Mr. Belcher: $42,890.

(3) The amounts set forth in the Aggregate Withdrawals/Distributions column include amounts distributed to Mr. Belcher in accordance with their specified distribution elections.

(4) The amounts set forth in the “Aggregate Balance at Last FYE” column include amounts reported in the Summary Compensation Tables in prior years as follows: Mr. Taylor: $648,462; and Mr. Belcher: $2,210,670. Messrs. Tierney, Smith, Park, Thomas, Somerhalder did not have any outstanding balance at December 31, 2023.

EDCP

The EDCP is a nonqualified deferred compensation plan which provides for the voluntary deferral of compensation. Our NEOs (other than Mr. Somerhalder) may defer up to 50% of base salary, up to 85% of STIP awards and up to 85% of LTIP awards. In his role as Vice Chair and Executive Director through May 20, 2022, Mr. Somerhalder was eligible to defer up to 50% of base salary and up to 85% of STIP awards. Upon his appointment to Interim President and CEO effective September 16, 2022, Mr. Somerhalder was not eligible to participate as the EDCP requires that a former participant who becomes eligible again must wait 24 months from his most recent date of eligibility.

Two investment options are available under the EDCP. NEOs may direct deferrals of base salary and STIP awards to an annual cash retirement account, which accrues interest. The interest rate changes annually and is based upon the Moody’s Corporate Long-Term Bond Yield Index rate (later referred to as Moody’s). In 2022, the interest rate was based on the Moody’s rate plus one percentage point (5.21%) for amounts credited to accounts in 2013 or later and Moody’s plus three percentage points (7.21%) for amounts credited to accounts prior to 2013. NEOs may direct deferrals of STIP awards and performance-adjusted RSU LTIP awards to an annual stock account. The stock accounts are tracked in stock units and accrue additional stock units based upon the payment of dividends. The stock accounts are valued at the fair market value of our common stock. Payments made with respect to any dividend equivalent units that accrue after May 17, 2014, are paid in cash.

Effective for deferral elections made on or after November 1, 2015:

◾	Participants may elect to defer RSUs only to the stock account, rather than to a separate RSU account and

◾

Participants may no longer elect to receive a distribution after three years (or any later date specified by the participant, in the case of RSUs), as all amounts deferred to the stock account, including deferred RSUs, will be held in that account until separation from service, death, or disability, at which point it will be transferred to a participant’s retirement account and paid only in cash based on their distribution elections for the retirement account.

NEOs may elect to receive distributions from the cash retirement accounts in any combination of lump sum payment and/or monthly installment payments for up to 25 years. Differing distribution elections may be made for retirement, disability, and pre-retirement death. In the event of involuntary separation prior to retirement eligibility, the accounts accrued and vested as of December 31, 2004, may be paid in a single lump sum payment or in three annual installments. In the event of a participant’s separation from service for reasons other than retirement, death or disability, accounts accrued on or after January 1, 2005, are paid in a single lump sum payment. Payments may not commence until separation from service. Amounts that were vested as of December 31, 2004, are available for an in-service withdrawal of the full account, subject to a 10% penalty. There is no in-service withdrawal option for retirement accounts accrued on or after January 1, 2005, other than as permitted for hardships under the EDCP.

For deferrals to the stock account prior to November 1, 2015, generally, stock account distributions were made in a lump sum payment in the form of our common stock at the end of the three-year period following the initial deferral, unless further deferred. If further deferred until termination or retirement (or for future deferrals, if termination occurred prior to the end of the initial three-year period, regardless of age at termination), the account was converted to cash, based upon the fair market value of the account at termination, and the balance was rolled over to the corresponding annual retirement account for distribution in lump sum or monthly installments as elected under the retirement account.

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Potential Post-Employment Payments

2023 Post-Termination Compensation and Benefits

The following table summarizes the compensation and benefits that would be payable to our continuing NEOs in the event of a separation of service as of December 31, 2023.

	Retirement(1)	Involuntary Separation (Without Cause)	Termination Without Cause Following a CIC	Voluntary Termination (Pre-retirement Eligible)(1)	Involuntary Termination (For Cause)(1)	Death(1)	Disability(1)

Base Salary	Accrued through date of retirement	Accrued through date of termination	Accrued through date of CIC termination	Accrued through date of termination	Accrued through date of termination	Accrued through date of qualifying event	Accrued through date of qualifying event

Severance Pay	N/A	3 weeks of pay for every full year of service (minimum of 52 weeks and capped at a maximum of 104 weeks), including the current year, calculated using base salary at the time of severance	2 times the sum of base salary plus target annual STIP award multiplier for cash severance	N/A	N/A	N/A	N/A

Health and Wellness Benefits	May continue unsubsidized coverage	Provided at active employee rates for severance period(2)	Provided at active employee rates for two years	Forfeited	Forfeited	Survivor health and wellness provided as eligible	Health and wellness provided as eligible

STIP Award	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award at target based on elapsed days of service	Forfeited	Forfeited	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award based on elapsed days of service and actual performance

Performance- Adjusted RSUs (Stock-Based and Cash-Based)	Issued a prorated award based on full months of service and actual performance	Issued a prorated award based on full months of service and actual performance	Issued prorated award based on full months of service at target value	Forfeited	Forfeited	Issued a prorated award based on full months of service at target value	Issued a prorated award based on full months of service and actual performance

Restricted Stock	Forfeited	Prorated portion of shares and all dividends accrued	Issued 100% of shares and all dividends accrued	Forfeited	Forfeited	Issued 100% of shares and all dividends accrued	Issued 100% of shares and all dividends accrued

EDCP (Elective Deferrals)	Payable as elected	Payable as elected if retirement eligible; otherwise payable in a lump sum upon termination	Payable as elected if retirement eligible; otherwise payable in a lump sum upon termination	Payable in a lump sum upon termination	Payable as elected upon termination if retirement eligible; otherwise payable in a lump sum upon termination	Payable to survivor as elected	Payable as elected

Excise Tax Gross Up under Section 280G	No	No	No	No	No	No	No

(1) Benefits provided in these scenarios are provided to all employees on the same terms, if applicable.

(2) Active employee health and wellness benefits are provided under the Severance Plan for the severance period, which is equal to three weeks for every year of service, including the current year (52 week minimum and 104 week maximum).

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The potential post-employment payments discussed in each termination section below disclose the estimated payments and benefits payable to the continuing NEOs upon certain triggering events representing the enhanced or accelerated value of payments and benefits and do not include previously earned and vested amounts payable to such continuing NEOs regardless of the applicable triggering event that have been accrued but not yet paid. The post-termination benefit calculations are based on the following assumptions:

The amounts disclosed are estimates of the amounts which would be paid out to the continuing NEOs based on the triggering event. The actual amounts can be determined only at the time of payment

◾

The amounts disclosed do not include benefits provided under the qualified plan, nonqualified supplemental plan and nonqualified cash balance restoration plan as described in the Pension Benefits section and shown in the Pension Benefits table (at the earliest commencement date without reduction) earlier in this proxy statement, unless expressly noted

◾

The amounts disclosed do not include compensation previously earned and deferred into the EDCP. The year-end account balances of the continuing NEOs in the EDCP are set forth in the Nonqualified Deferred Compensation table earlier in this proxy statement. These amounts are payable to the continuing NEO based on the distribution elections made by the continuing NEO at the time the deferral was elected

◾	December 31, 2023, is the last day of employment.

◾

All employees, including the NEOs, are eligible for a full year payout based on actual performance under the STIP if they are employed on December 31, 2023. The 2023 STIP amounts are provided in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table

◾	The LTIP and Other Awards Payments Under Termination table below includes performance-adjusted RSUs and restricted stock

◾	The closing common stock price on December 29, 2023, the last trading day of the year ($36.66), is applied to value performance-adjusted RSUs and restricted stock

◾	Actual performance is utilized for the 2021-2023 performance-adjusted RSUs. Target payout is assumed for the 2022-2024 and 2023-2025 performance-adjusted RSUs

◾	Health care amounts are not disclosed since they are available to all employees under the same circumstances

Retirement/Voluntary Termination

In the event of a continuing NEO’s retirement, the continuing NEO’s outstanding equity awards would be prorated and vest based on actual performance as described in the 2023 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Award Payments Under Termination table below. Messrs. Tierney, Taylor, Smith, Park, and Thomas are not yet retirement eligible as of December 31, 2023, and their outstanding equity awards would be forfeited in the event of a voluntary termination.

The present value of the qualified plan, nonqualified supplemental plan, and the Cash Balance Restoration Plan benefits as shown in the Pension Benefits table reflects commencement of retirement benefits at the continuing NEOs’ earliest age necessary to receive pension benefits without reduction. Mr. Taylor is entitled to accrued and vested qualified plan and nonqualified supplemental plan benefits as shown in the Pension Benefits table, which cannot be commenced until he meets the age requirement. Messrs. Tierney, Smith, Park and Thomas were not yet vested in the qualified plan and Cash Balance Restoration Plan as of December 31, 2023.

Involuntary Separation

In the event of an involuntary separation, the CEO’s severance benefits, if any, would be determined by the Compensation Committee and approved by the independent members of your Board. The other continuing NEOs are covered under the Severance Plan. Under the Severance Plan, executives are offered severance benefits if involuntarily separated when business conditions require the closing or sale of a facility, corporate restructuring, merger, acquisition, a reduction in workforce, or job elimination. Severance is also offered if an executive turns down a job assignment that: would result in a reduction of at least 15% in current base salary; contains a requirement that the executive must relocate from his or her current residence for reasons related to the new job; or would result in the distance from the executive’s current residence to his or her new reporting location being at least 50 miles farther than his or her current residence to his or her previous reporting location. The Severance Plan provides three

2024 PROXY STATEMENT	99

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

weeks of base pay for each full year of service with a minimum of 52 weeks and a maximum severance benefit of 104 weeks of base pay. In the event of a December 31, 2023, involuntary separation, lump sum severance pay would be provided as follows: Mr. Tierney – $1,500,000 (assuming the independent members of the Board approves the same level of benefits as the other continuing NEOs would receive); Mr. Taylor – $875,000; Mr. Smith – $760,000; Mr. Park – $730,000; and Mr. Thomas – $600,000. Each of the continuing NEOs would also be provided prorated vesting for certain outstanding equity as described in the 2023 Post-Termination Compensation and Benefits table and quantified in the LTIP and Other Awards Payments Under Termination table.

On February 9, 2023, upon the recommendation of the Compensation Committee of the Board, the Board approved a new policy effective immediately that cash severance payable under the Company’s Executive Severance Benefits Plan or pursuant to any individual contract with an executive officer will not exceed 2.99 times the sum of the executive officer’s base salary plus target annual incentive opportunity under the Short-Term Incentive Program, unless the Company seeks shareholder approval.

Termination Following a CIC

As described above, the continuing NEOs were participants in the CIC Plan through December 31, 2023. Under the CIC Plan, certain enhanced benefits would be provided in the event of a termination without cause or for good reason within two years following a CIC. Under the Incentive Compensation Plans, it is our customary practice to require a qualifying termination of employment for acceleration of the vesting of equity awards in the event of a CIC rather than providing for accelerated vesting solely upon a CIC. In the event a continuing NEO accepts benefits under the CIC Plan, the continuing NEO would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the CIC Plan, and would be prohibited from disclosing trade secrets or other confidential information indefinitely.

Generally, pursuant to the CIC Plan and the Incentive Compensation Plans, a CIC is deemed to occur:

(1)

If any person acquires 25% or more of our voting securities (excluding acquisitions (a) directly from us, (b) by us, (c) by certain employee benefit plans, or (d) pursuant to a transaction meeting the requirements of item (3) (a) – (c) below) or

(2)	If a majority of our directors as of the date of the agreement are replaced (other than in specified circumstances) or

(3)	Upon the consummation of a major corporate event (defined to include reorganizations and certain asset sales) unless, following such transaction:

(a)	The same person or persons who owned our voting securities prior to the transaction own more than 60% of our voting securities after the transaction

(b)	No person or entity (with certain exceptions) owns 25% or more of our voting securities and

(c)	At least a majority of the directors resulting from the transaction were directors at the time of the execution of the agreement providing for such transaction or

(4)	If our shareholders approve a complete liquidation or dissolution

For a complete CIC definition explanation, see the CIC Plan, and the Incentive Compensation Plans. The CIC severance benefits are triggered only if the continuing NEO is terminated without cause or resigns for good reason within two years following a CIC. Good reason is generally defined as a material change, following a CIC, inconsistent with the individual’s previous job duties or compensation. The Incentive Compensation Plans only provide a termination without cause provision and do not have a good reason definition for the accelerated vesting of the equity awards. We do not gross up equity or cash awards to cover the tax obligations for executives.

In the event of a December 31, 2023 qualifying termination following a CIC, compensation in an amount equal to two times the sum of the amount of annual base salary plus the target annual STIP amount as applicable, in the year during which the date of termination occurs, whether or not fully paid, will be provided as follows: Mr. Tierney – $7,500,000; Mr. Taylor – $3,325,000; Mr. Smith – $2,736,000; Mr. Park – $2,555,000; and Mr. Thomas – $2,040,000. Any continuing NEO having an outstanding restricted stock award would be issued 100% of shares and all dividends accrued upon a CIC. The value of the restricted stock award as well as any performance-adjusted RSUs are quantified in the LTIP and Other Awards Payments Under Termination table below. Excise tax and gross-up provisions are not provided under the CIC Plan. Continuing NEOs would be entitled to participate in the group health insurance plan for two years following the participant’s termination date. Finally, outplacement services are also offered to continuing NEOs, for a one–year period, capped at $30,000.

100	FIRSTENERGY CORP.

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Death & Disability

In the event of a continuing NEO’s death or Disability (as defined in the applicable plan documents) as of December 31, 2023, each of the NEOs would also be provided additional accelerated vesting for certain outstanding equity as described in the 2023 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Award Payments Under Termination table below.

LTIP and Other Award Payments Under Termination

In the event of a continuing NEO’s separation of service as of December 31, 2023, the continuing NEOs would be provided vested outstanding equity or cash awards as quantified in the LTIP and Other Award Payments Under Termination table below. Since 2010, awards of performance-adjusted RSUs require a termination without cause following a CIC for accelerated vesting. For purposes of the calculations in the table below, we have assumed the equity awards would be replaced by the successor prior to a termination without cause.

	Retirement/ Voluntary Termination(1)	Involuntary Separation(2)	Death(3)	Disability(4)	Termination Without Cause Following a CIC(5)
Brian X. Tierney	N/A	$7,568,930	$11,083,843	$11,083,843	$11,083,843
K. Jon Taylor	N/A	$4,274,646	$5,678,793	$5,678,793	$5,678,793
Wade Smith	N/A	$331,702	$3,586,836	$3,586,836	$3,586,836
Hyun Park	N/A	$2,941,892	$2,941,892	$2,941,892	$2,941,892
Toby L. Thomas	N/A	$255,264	$512,167	$512,167	$512,167

(1) Messrs. Tierney, Smith, and Park do not meet the retirement eligibility requirements under the LTIP as of December 31, 2023, since they do not have 10 years of service. Mr. Taylor was not eligible to retire as of December 31, 2023, since he was only 50 years old. Mr. Thomas was not eligible to retire as of December 31, 2023, since he was only 52 years old and did not have 10 years of service.

(2) The amounts set forth in the “Involuntary Separation” column represent the estimated amounts that would be payable to the continuing NEO as a result of a December 31, 2023 involuntary severance without cause. LTIP awards are prorated based on full months of service. At the time of payment, the LTIP awards will be adjusted for actual performance. If we applied the actual performance results of 200% of target for the 2021-2023 cycle, the values would be as follows: Mr. Tierney – $9,580,607; Mr. Taylor – $6,106,466; Mr. Smith – $384,053; Mr. Park – $4,529,474; and Mr. Thomas – $190,732. The restricted stock awards for Messrs. Tierney, Taylor, Smith, and Thomas are paid at target for an involuntary separation.

(3) The amounts set forth in the “Death” column represent the estimated amounts that would be payable to the continuing NEO as a result of a death on December 31, 2023. In the event of a death, the LTIP awards are prorated and payable at target based on the fair market value on the date of death. All restricted stock awards fully vest. LTIP amounts represented in the table are prorated based on full months of service at target.

(4) The amounts set forth in the “Disability” column represent the estimated amounts that would be payable to the continuing NEO as a result of termination due to Disability on December 31, 2023. LTIP awards are prorated and payable at the end of the performance period and based on actual performance. If we applied the actual performance results of 200% of target for the 2021-2023 cycle, the values would be as follows: Mr. Tierney – $13,095,520; Mr. Taylor – $7,510,613; Mr. Smith – $3,639,187; Mr. Park – $4,529,474; and Mr. Thomas – $468,353. All restricted stock awards fully vest. LTIP amounts represented in the table are prorated based on full months of service at target.

(5) The amounts set forth in the “Termination Without Cause following a CIC” column represent the estimated amounts that would be payable to the continuing NEO as a result of the double trigger vesting of awards effective as of December 31, 2023. Unvested restricted stock would fully vest at target in the event of a termination without cause following a CIC. LTIP awards are prorated at target in the event of a termination without cause following a CIC.

Departed NEO

The effective date of Mr. Somerhalder’s completion of executive service was May 31, 2023. The effective date of Mr. Belcher’s retirement was May 1, 2023. Upon Mr. Belcher’s retirement, his outstanding incentive awards were prorated, and his time-based restricted stock award was forfeited as per the agreement. He did not receive accelerated vesting of any incentive awards; and because he retired, he did not receive severance benefits. Mr. Belcher commenced his nonqualified supplemental pension subject to the early retirement reduced benefit. Upon Mr. Belcher’s retirement, the Board approved a lump sum payout of $99,951 for 270 hours of his unused paid time off based on the effective pay rate as of the last day of his employment. For more information, refer to the “Key Executive Officer Transitions and Appointments” section.

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CEO Pay Ratio

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and our Compensation Committee annually reviews the internal pay ratio between our CEO’s total compensation and that for other NEOs and all non-executive employees.

We had multiple CEOs in 2023 as a result of Mr. Somerhalder’s completion of executive service effective May 31, 2023 and Mr. Tierney’s appointment as President and CEO effective June 1, 2023. For purposes of this pay ratio disclosure, we have calculated the CEO annual total compensation based on the compensation of Mr. Tierney, who served as President and CEO for the majority of 2023, and who was serving as President and CEO on the anniversary of the date used to identify the median employee in 2021, as permitted by SEC rules. For 2023, the Compensation Committee elected to use the same median employee that was originally identified in 2021 to calculate our 2023 pay ratio calculation, as there has been no change to our employee population or employee compensation arrangements in the last fiscal year that we believe would have a significant impact on our pay ratio disclosure. This will be the third and final year using this same median employee.

The process that we used to determine our “median employee” in 2021 is summarized below:

For 2021, we identified the median employee by analyzing the compensation of approximately 12,300 full-time, part-time, seasonal and temporary employees who were employed by us on December 31, 2021, and who had Form W-2 reportable earnings for 2021, other than Mr. Strah, who was serving as President and CEO at that time. As permitted by SEC rules, to determine the median employee, we calculated and ranked the taxable W-2 wages (Box 5) for 2021. Using this methodology, plus the consistently applied compensation measure, we identified our median employee for 2021.

We calculated the median employee’s annual total compensation for 2023 using the same calculation method as in the Summary Compensation Table, which resulted in median employee annual compensation of $151,804. As shown on the Summary Compensation Table, in 2023, Mr. Tierney’s CEO Compensation was $26,452,616. As a result, we estimate that the ratio of CEO annualized total compensation to median employee annual total compensation for 2023 is approximately 175:1. Mr. Tierney’s total compensation shown in the Summary Compensation Table for 2023 includes (i) pro-rated awards of stock-based performance-adjusted restricted stock units for the 2021-2023 and 2022-2024 performance periods, (ii) a hiring bonus, and (iii) a service-based restricted stock award, as a partial make-whole for awards and compensation being forfeited by Mr. Tierney due to his departure from his prior employer. When annualized to assume base salary earned through December 31, 2023, as well as the full year STIP and annual LTIP grant at target performance, the total annualized CEO compensation for Mr. Tierney is $13,995,000. As a result, we estimate that the ratio of CEO annualized total compensation to median employee annual total compensation for 2023 is approximately 93:1 when using Mr. Tierney’s annualized compensation without using the one-time items described above. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described above. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

102	FIRSTENERGY CORP.

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Pay versus Performance
The following Pay Versus Performance table (“PVP Table”) provides
SEC-required
information about compensation for 2023 for this Proxy Statement’s NEOs, as well as our NEOs from our 2023, 2022 and 2021 Proxy Statements (each of 2020, 2021, 2022 and 2023, a “Covered Year”). The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:

◾	The information in columns (b) and (d) of the PVP Table comes directly from this year’s Summary Compensation Table (or prior years’ Summary Compensation Tables), without adjustment

◾
As required by the SEC’s PVP rules, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable PVP NEOs. However, these CAP amounts may not necessarily reflect the final compensation that our NEOs actually earned or received for their service in the Covered Years, respectively. As a result, we urge investors to use caution when evaluating CAP amounts and

◾
As required by the SEC’s PVP rules, we provide information in the PVP Table below about our cumulative absolute total shareholder return (“TSR”) results, cumulative TSR results for a peer group of companies identified in the PVP Table (“EEI TSR”), and our U.S. GAAP net income results (the “External Measures”) during the Covered Years. The peer group used for purposes of this PVP Table disclosure is substantially different than the comparator companies against which we evaluate relative TSR performance for our NEOs for purposes of our performance-adjusted RSU awards, as described above in the CD&A. As a result, we did not necessarily design our NEO compensation to move in tandem with improving, declining or steady achievement in these External Measures

Due to the use and weighting of the Operating Earnings performance measure in our STIP for 2022, we have determined that, pursuant to the SEC’s PVP rules, Operating Earnings should be designated as the “Company-Selected Measure” to be included in the far right column of the PVP Table below because we believe it is the most important financial measure that demonstrates how we sought to link executive pay to performance for 2023.

Pay Versus Performance Table (1)

Year (a)	SCT Total for PEO Jones (b)	SCT Total for PEO Strah (b)	SCT Total for PEO Somerhalder (b)	SCT Total for PEO Tierney (b)	Compensation Actually Paid to PEO Jones (c) (2)	Compensation Actually Paid to PEO Strah (c) (2)	Compensation Actually Paid to PEO Somerhalder (c) (2)	Compensation Actually Paid to PEO Tierney (c) (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e) (2)	Value of Initial Fixed $100 Investment Based On:		Net Income (GAAP) (h)	Operating Earnings (i) (5)(6)(7)
											FE TSR	EEI TSR
											(f) (3)	(g) (4)
2023	N/A	N/A	$4,497,007	$26,452,616	N/A	N/A	$4,847,129	$30,948,304	$4,478,599	$3,468,502	$89.30	$106.90	$1,176	$1,468
2022	N/A	$9,268,371	$3,663,808	N/A	N/A	$4,461,489	$3,931,015	N/A	$3,195,262	$3,846,919	$97.88	$117.09	$439	$1,376
2021	N/A	$10,714,062	N/A	N/A	N/A	$11,432,150	N/A	N/A	$4,368,522	$5,296,905	$93.42	$115.76	$1,283	$1,438
2020	$10,066,956	$5,792,232	N/A	N/A	($23,907,697)	($1,673,575)	N/A	N/A	$2,407,686	($614,173)	$65.94	$98.84	$1,079	$1,381
(1) The tables below summarize our principal executive officer(s) (“PEOs”) and non-PEOs
for 2020 to 2023 (although Mr. Somerhalder was a
non-PEO
named executive officer in 2021 and was included in the Summary Compensation Table for that year, his individual Summary Compensation Table Total amount is not included in the table above for 2021 because he was not our PEO for that year):

PEO 2020-2023
Name	Position Start Date	Position End Date
Brian X. Tierney	June 1, 2023	Current
John W. Somerhalder II	September 16, 2022	May 31, 2023
Steven E. Strah	October 29, 2020	September 16, 2022
Charles E. Jones	January 1, 2015	October 29, 2020

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Non-PEO Named Executive Officers 2020-2023
Name	2020	2021	2022	2023
A. Wade Smith				✓
Toby L. Thomas				✓
John W. Somerhalder II		✓		✓
K. Jon Taylor	✓	✓	✓	✓
Samuel L. Belcher	✓	✓	✓	✓
Hyun Park		✓	✓	✓
Christine L. Walker	✓		✓
Gary D. Benz	✓
Robert P. Reffner	✓	✓
(2) For each Covered Year, in determining both the CAP to our PEOs and the average CAP to our non-PEO
named executive officers for purposes of this PVP Table, we deducted from or added back to the total amounts of compensation reported in column (b) for such Covered Year the following amounts:

Item and Value Added (Deducted)	2023	2022	2021	2020
SCT Total for Mr. Jones	N/A	N/A	N/A	$10,066,956
- change in actuarial present value of pension benefits				($2,983,653)
+ service cost of pension benefits				$447,581
+ prior service cost of pension benefits				N/A
- SCT Stock Awards column value				($6,028,833)
- SCT Option Awards column value				N/A
+ year-end fair value of outstanding equity awards granted in covered year				$0
+/- change in fair value of outstanding equity awards granted in prior years				$0
+ vesting date fair value of equity awards granted and vested in covered year				N/A
+/- change in fair value of prior-year equity awards vested in covered year				($6,068,010)
- prior year-end fair value of prior year equity awards forfeited in covered year				($19,341,739)
+ includable dividends/earnings on equity awards during covered year				N/A
Compensation Actually Paid for Mr. Jones	N/A	N/A	N/A	($23,907,697)

Item and Value Added (Deducted)	2023	2022	2021	2020
SCT Total for Mr. Strah	N/A	$9,268,371	$10,714,062	$5,792,232
- change in actuarial present value of pension benefits		($691,253)	($1,869,542)	($2,512,170)
+ service cost of pension benefits		$348,485	$255,941	$244,302
+ prior service cost of pension benefits		N/A	N/A	N/A
- SCT Stock Awards column value		($6,601,055)	($5,755,252)	($1,614,667)
- SCT Option Awards column value		N/A	N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year		$1,158,750	$6,567,574	$953,881
+/- change in fair value of outstanding equity awards granted in prior years		$511,316	$940,309	($3,464,040)
+ vesting date fair value of equity awards granted and vested in covered year		N/A	N/A	N/A
+/- change in fair value of prior-year equity awards vested in covered year		$466,876	$579,058	($1,073,113)
- prior year-end fair value of prior year equity awards forfeited in covered year		N/A	N/A	N/A
+ includable dividends/earnings on equity awards during covered year		N/A	N/A	N/A
Compensation Actually Paid for Mr. Strah	N/A	$4,461,489	$11,432,150	($1,673,575)

104	FIRSTENERGY CORP.

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Item and Value Added (Deducted)	2023	2022	2021	2020
SCT Total for Mr. Somerhalder	$4,497,007	$3,663,808	N/A	N/A
- change in actuarial present value of pension benefits	N/A	($115,970)
+ service cost of pension benefits	$201,653	$98,356
+ prior service cost of pension benefits	N/A	N/A
- SCT Stock Awards column value	($3,166,015)	($2,188,623)
- SCT Option Awards column value	N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year	N/A	$2,442,000
+/- change in fair value of outstanding equity awards granted in prior years	$290,015	($59,917)
+ vesting date fair value of equity awards granted and vested in covered year	$3,008,323	N/A
+/- change in fair value of prior-year equity awards vested in covered year	$16,145	$18,941
- prior year-end fair value of prior year equity awards forfeited in covered year	N/A	N/A
+ includable dividends/earnings on equity awards during covered year	N/A	$72,421
Compensation Actually Paid for Mr. Somerhalder	$4,847,129	$3,931,015	N/A	N/A

Item and Value Added (Deducted)	2023	2022	2021	2020
SCT Total for Mr. Tierney	$26,452,616	N/A	N/A	N/A
- change in actuarial present value of pension benefits	($49,154)
+ service cost of pension benefits	N/A
+ prior service cost of pension benefits	N/A
- SCT Stock Awards column value	($22,267,685)
- SCT Option Awards column value	N/A
+ year-end fair value of outstanding equity awards granted in covered year	$26,812,527
+/- change in fair value of outstanding equity awards granted in prior years	N/A
+ vesting date fair value of equity awards granted and vested in covered year	N/A
+/- change in fair value of prior-year equity awards vested in covered year	N/A
- prior year-end fair value of prior year equity awards forfeited in covered year	N/A
+ includable dividends/earnings on equity awards during covered year	N/A
Compensation Actually Paid for Mr. Tierney	$30,948,304	N/A	N/A	N/A

Item and Value Added (Deducted)	2023	2022	2021	2020
Average SCT Total for Non-PEO Named Executive Officers	$4,478,599	$3,195,262	$4,368,522	$2,407,686
- change in actuarial present value of pension benefits	($209,411)	($24,686)	($136,884)	($817,630)
+ service cost of pension benefits	$95,864	$146,164	$75,895	$119,874
+ prior service cost of pension benefits	$0	N/A	N/A	N/A
- SCT Stock Awards column value	($3,119,704)	($1,515,633)	($2,293,441)	($899,385)
- SCT Option Awards column value	N/A	N/A	N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year	$2,753,339	$1,601,589	$2,791,195	$531,321
+/- change in fair value of outstanding equity awards granted in prior years	($534,263)	$244,735	$334,706	($1,561,408)
+ vesting date fair value of equity awards granted and vested in covered year	N/A	N/A	N/A	N/A
+/- change in fair value of prior-year equity awards vested in covered year	$120,922	$199,488	$156,913	($394,631)
- prior year-end fair value of prior year equity awards forfeited in covered year	($116,843)	N/A	N/A	N/A
+ includable dividends/earnings on equity awards during covered year	N/A	N/A	N/A	N/A
Compensation Actually Paid for non-PEO Named Executive Officers	$3,468,502	$3,846,919	$5,296,905	($614,173)
(3) For each Covered Year, our absolute total shareholder return was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on NYSE on December 31, 2019 ($48.60 per share) through and including the last day of the Covered Year (each one-year,
two-year
and three-year periods, a “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period ($36.66 per share for December 31, 2023, $41.94 per share for December 31, 2022, $41.59 per share for December 31, 2021 and $30.61 per share for December 31, 2020), divided by (b) our closing share price at the beginning of the Measurement Period ($48.60 per share). Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the Covered
Year-end
values of such investment as of the end of 2023, 2022, 2021 and 2020, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

2024 PROXY STATEMENT	105

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(4) For purposes of this pay versus performance disclosure, our peer group is EEI’s Index of Investor-Owned Electric Utility Companies (the “Peer Group”). For each Covered Year, our peer group cumulative total shareholder return was calculated based on a deemed fixed investment of $100 through the Measurement Period, assuming dividend reinvestment for the entities in the Peer Group (on a weighted basis depending on the respective entity’s stock market capitalization at the beginning of the Measurement Period).
(5) For 2020, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2020 excluded the following: (i) the impacts associated with restructuring the business or other strategic decisions including the associated tax impacts,
(ii) non-deferred
major storm O&M expenses above or below the budgeted amount of $38 million, and (iii) the impacts of legal reserves or related expenses. External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources.
(6) For 2021, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2021 excluded the following: (i) the impacts of O&M costs for storms that are considered major events, such as named storms (tropical storms, hurricanes, and winter storms) with total costs of $20 million or higher (except that all other storm costs, including all capital costs for storms, will not be excluded), (ii) the impacts of unforeseen legislative or regulatory changes (e.g., tax reform, SEC/DOJ penalties and fines as a result of the ongoing investigations) or other strategic decisions that are approved by the Finance and Compensation Committees including but not limited to accelerated O&M spending and variances to budget around interest costs under the Company’s liquidity management strategy.
(7) For 2022, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2022 included the following adjustments: the impacts of unforeseen accounting, legislative or regulatory changes were included as adjustments. Other strategic decisions may also apply if they are approved in advance by the finance and compensation committees, including but not limited to accelerated O&M spending.
(8) For 2023, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2023 included the following adjustments: in addition to the special items that adjust GAAP earnings to Operating
(non-GAAP)
earnings as reported externally, the impacts of unforeseen accounting and legislative or regulatory changes were included as adjustments. Other strategic decisions may also apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending.
Descriptions of Relationships Between CAP and Certain Financial Performance Measure Results
The following charts provide, across the Covered Years, a description of the relationships between (1) our cumulative total shareholder return and the cumulative total shareholder return of the Peer Group, (2) the compensation actually paid to the PEOs and the financial performance measures results set forth in columns (f), (h) and (i) of the PVP Table above, and (3) average compensation actually paid to our non-PEO
named executive officers and the financial performance measures results set forth in columns (f), (h) and (i) of the PVP Table above.
CAP to our new PEO, Mr. Tierney, totaled $30.9 million in 2023. Given that this is Mr. Tierney’s first year as PEO, we are unable to compare year-over-year changes in his CAP to TSR or financial performance. CAP to our non-PEO
NEOs averaged $3.5 million in 2023, down from $3.8 million in 2022. This decrease corresponds with changes in the composition of our NEOs and a modest decline in stock price performance in the latest year. The charts below further illustrate the relationships between CAP to our PEOs and non-PEO
NEOs and financial performance measures over the past four years.

106	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

2023 Tabular List
The following Tabular List provides the four

financial performance measures that we believe represent the most important financial performance measures we used
to link compensation actually paid to our named executive officers for fiscal 2023 to our performance:

Operating Earnings
Baseline O&M
3-Year Cumulative Operating EPS
Total Shareholder Return

2024 PROXY STATEMENT	107

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Director Compensation in Fiscal Year 2023

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Jana T. Croom	$115,000	$159,932	$—	$—	$274,932
Steven J. Demetriou	$130,000	$159,932	$—	$2,580	$292,512
Lisa Winston Hicks	$220,000	$159,932	$—	$—	$379,932
Paul Kaleta	$215,000	$159,932	$—	$—	$374,932
Sean T. Klimczak(6)	$—	$—	$—	$—	$—
Jesse A. Lynn(7)	$73,695	$63,688	$—	$—	$137,383
James F. O’Neil III	$135,000	$159,932	$—	$—	$294,932
John W. Somerhalder II(8)	$154,341	$151,345	$—	$—	$305,686
Andrew Teno(7)	$107,813	$149,969	$—	$—	$257,782
Leslie M. Turner	$140,000	$159,932	$—	$—	$299,932
Melvin D. Williams	$200,000	$159,932	$—	$—	$359,932

(1) Brian X. Tierney, President and CEO, is excluded from this table. Compensation received by Mr. Tierney for 2023 is shown in the “2023 Summary Compensation Table” above.

(2) The amounts set forth in the Fees Earned or Paid in Cash column consist of fees earned in cash whether paid in cash, deferred into the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (“DDCP”) or elected to be received in stock in lieu of cash.

(3) The amounts set forth in the Stock Awards column represent the equity retainer received under the FirstEnergy Corp. 2020 Incentive Compensation Plan (“2020 Incentive Plan”) in the form of shares of common stock. Each amount constitutes the aggregate grant date fair value of stock awards for fiscal 2022 calculated in accordance with “FASB” ASC Topic 718. The equity retainer is typically paid in quarterly installments. The fair value per share on the grant dates for each director listed in the table was: $39.86 on April 1, 2023; $38.87 on July 1, 2023; $33.21 on October 1, 2023; and $36.92 on January 3, 2024. Share amounts are rounded down to the nearest whole share. There were no option awards or stock awards outstanding as of December 31, 2023.

(4) The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect only the above-market earnings on nonqualified deferred compensation. There are no pension values for non-employee directors. The formula used to determine the above market earnings equals 2022 total interest multiplied by the difference between 120 percent of the AFR and the plan rate and divided by the plan rate.

(5) The amounts set forth in the “All Other Compensation” column include compensation not required to be included in any other column. Amounts attributable to personal use of corporate aircraft was $2,580 for Mr. Demetriou. The value of the personal use of corporate aircraft is calculated based on the actual invoiced costs or the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots’ salaries, the amortized costs of the aircraft, and the cost of maintenance not related to trips are excluded. Directors’ spouses and immediate family members may accompany Directors on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use.

(6) Mr. Klimczak did not receive compensation for his service on the Board pursuant to arrangements with Blackstone.

(7) Messrs. Lynn and Teno concluded service on your Board effective May 24, 2023 and Dec. 8, 2023, respectively.

(8) Refer to the 2023 Summary Compensation Table above for details about compensation for Mr. Somerhalder in his role as Interim President and CEO prior to June 1, 2023.

108	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Compensation of Directors

We use a combination of cash and equity-based incentive compensation in order to attract and retain qualified candidates to serve on your Board. Equity compensation provides incentives to directors linking their personal interests to our long-term financial success and to increases in shareholder value. In setting director compensation, we take into consideration the significant amount of time that directors spend in fulfilling their duties to us as well as the skill level required of members of your Board. A review is performed every other year to help ensure the competitiveness of non-employee director compensation. Only non-employee directors receive the compensation described below for their service on your Board. Since Mr. Tierney is an employee, he was not eligible to receive additional compensation for his service on your Board in 2023. Mr. Somerhalder was an employee of the Company until May 31, 2023; on June 1, 2023, he reassumed the role of Non-executive Chair and, therefore, received compensation as a non-employee director and Non-Executive Chair as discussed below. Further, pursuant to arrangements with Ms. Boyd (and previously Mr. Klimczak) and Blackstone, Ms. Boyd and Mr. Klimczak do not, and did not, respectively, receive compensation for their service on the Board and are not required to participate in share ownership guidelines.

Fee Structure

For 2023, each non-employee director received an annual cash retainer of $115,000 and an annual equity retainer valued at approximately $160,000 and paid in the form of our common stock. The Chairs of the Governance, Corporate Responsibility and Political Oversight, Finance, and Operations and Safety Oversight Committees each received an additional $15,000 cash retainer in 2023 for serving as a committee chairperson. The Chair of the Audit Committee received an additional $25,000 cash retainer in 2023, and the Chair of the Compensation Committee received an additional $20,000 in 2022. The amounts paid to directors for 2022 were prorated accordingly, if applicable, based on the duration of their service. Mr. Somerhalder is entitled to an additional $250,000 ($150,000 in cash and $100,000 in equity) for his role as Non-Executive Chair; this amount was prorated in 2023 based on the duration of service. Ms. Hicks is entitled to an additional $35,000 cash retainer for her role as Lead Independent Director. Ms. Turner currently directs the Company to pay her cash retainers to her wholly owned limited liability company, and therefore, her cash retainers are not eligible for deferral as described below. The total annual compensation of each non-employee director shall not exceed the value of $750,000 in the aggregate of all cash compensation and the value of the applicable equity retainer.

Equity and cash retainers and chairperson retainers were paid in quarterly installments. Any equity compensation and any compensation deferred into equity was granted under the 2020 Incentive Plan. Directors are responsible for paying all taxes associated with cash and equity retainers. We do not gross up equity grants to directors to cover tax obligations.

Temporary Fee Structures

Beginning July 2021, the Special Litigation Committee approved an additional cash fee of $3,750 per quarter for Mr. Kaleta in his expanded role as chair of the Special Litigation Committee, and additional cash fees of $17,500 per quarter for members of the Special Litigation Committee for their service on the committee.

Share Ownership Guidelines

We believe it is critical that the interests of directors and shareholders be clearly aligned. As such, similar to the NEOs identified in the CD&A, directors are also subject to share ownership guidelines. Within 90 days of their election to your Board, a director must beneficially own a minimum of 100 shares of our common stock. Within five years of joining your Board, each director is required to own shares of our common stock with an aggregate value of at least six times the annual cash retainer (currently $690,000 in common stock). Each director has either attained the required share ownership guideline or is expected to attain the required share ownership guideline within the allotted amount of time. The share ownership guidelines are reviewed by the Compensation Committee for competitiveness on an annual basis and were last reviewed at the Compensation Committee’s July 2023 meeting.

For 2023, the following directly and indirectly held shares were included in determining whether a non-employee director met his/her ownership guidelines:

◾	Shares directly or jointly owned in certificate form or in a stock investment plan;

◾

Shares held individually or jointly by a broker, or, in certain circumstances, held in trust, or in an individual retirement account (“IRA”), shares held by a spouse, or other beneficially owned shares, to the extent known by the Company; and

2024 PROXY STATEMENT	109

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◾	All units held in the DDCP, discussed below, which units are payable in shares.

Deferred Compensation Plan for Outside Directors

The DDCP is a nonqualified deferred compensation plan that provides directors the opportunity to defer compensation. Directors may defer up to 100 percent of their cash retainer into cash or stock accounts. Deferrals into the cash account can be invested in one of nine funds, similar to the investment funds available to all of our employees through the FirstEnergy Corp. Savings Plan, or in a Company-paid annually adjusted fixed income account. The Company paid interest at an annual rate of 4.02% on funds deferred into cash accounts beginning in 2013 and 6.02% on funds deferred into cash accounts prior to 2013. The interest rate received by the directors is the same rate received by all participants under the EDCP, as discussed further in the CD&A above.

For stock accounts, dividend equivalent units are accrued quarterly and applied to the directors’ accounts on each dividend payment date using the closing price of our common stock on that date. Payments made with respect to any dividend equivalent units that accrue after January 21, 2014, will be paid in cash.

Other Payments or Benefits Received by Directors

The corporate aircraft is available, when appropriate, for transportation to and from Board and committee meetings and training seminars. Mr. Somerhalder had the use of an office and administrative support with respect to carrying out his duties as non-executive Chair of the Board during his time serving in such role in 2023. The Company pays all fees associated with director and officer insurance and business travel insurance for our directors. In 2023, our directors were eligible to receive perquisites including limited personal use of corporate aircraft and matching charitable contributions, the collective value of which was less than $10,000 for each director. Directors are responsible for paying all taxes associated with perquisites and personal benefits.

All directors have entered into written indemnification agreements, which are intended to secure the protection for our directors contemplated by our Code of Regulations and Ohio law. Each indemnification agreement provides, among other things, that we will, subject to the agreement terms, indemnify a director if by reason of their corporate status as a director, the person incurs losses, liabilities, judgments, fines, penalties, or amounts paid in settlement in connection with any threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by a director, subject to certain exceptions, in connection with proceedings covered by the indemnification agreement. As a director and officer, the agreement for Mr. Tierney address indemnity in both roles.

110	FIRSTENERGY CORP.

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Security Ownership of Management

The following table shows shares of common stock beneficially owned (as beneficial ownership is defined in Rule 13d-3 under the Exchange Act) as of March 15, 2024, by each director, director nominee, the NEOs, and all directors, director nominees and executive officers as a group. According to the rules adopted by the SEC, a person “beneficially owns” securities if the person has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise.

Name	Class of Stock	Shares Beneficially Owned(1)(2)	Percent of Class(3)
Samuel L. Belcher	Common	3,010	*
Heidi Boyd(4)	Common	—	*
Jana T. Croom	Common	2,566	*
Steven J. Demetriou	Common	8,449	*
Lisa Winston Hicks	Common	2,551	*
Paul Kaleta	Common	2,051	*
James F. O’Neil III	Common	5,455	*
Hyun Park	Common	55,312	*
A. Wade Smith	Common	99,466	*
John W. Somerhalder II	Common	146,564	*
K. Jon Taylor	Common	99,094	*
Toby L. Thomas	Common	13,729	*
Brian X. Tierney	Common	217,707	*
Leslie M. Turner	Common	4,497	*
Melvin D. Williams	Common	2,671	*
All Directors and Executive Officers as a Group (17 people)	Common	877,413	*	(3)

(1) The amounts set forth in this column include any shares with respect to which the executive officer, NEO or director may directly or indirectly have sole or shared voting or investment power. Unless otherwise noted below, each individual or member of the group has sole voting and investment power with respect to the shares beneficially owned.

(2) Deferred shares and other amounts payable in stock under the DDCP are held as stock units and are not beneficially owned (as defined in Rule 13d-3 under the Exchange Act) and are therefore not included in the table above. However, such stock units are counted for purposes of non-employee director share ownership guidelines. The stock unit holdings of the directors under the DDCP are as follows.

Name	Director Deferred Stock Units Payable in Stock
Jana T. Croom	4,388
Steven J. Demetriou	22,497
Lisa Winston Hicks	8,332
Paul Kaleta	8,332
James F. O’Neil III	37,184
Leslie M. Turner	17,916
Melvin D. Williams	8,332

(3) The percentage of shares beneficially owned by each director or executive officer, or by all directors and executive officers as a group, does not exceed one percent of the class.

(4) Ms. Boyd does not receive compensation for her service on the Board pursuant to arrangements with Blackstone and Ms. Boyd.

2024 PROXY STATEMENT	111

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Security Ownership of Certain Beneficial Owners

The following table shows all persons who are known by the Company to be the beneficial owner (as beneficial ownership is defined in Rule 13d-3 under the Exchange Act) of more than five percent of the outstanding shares of common stock of the Company as of March 15, 2024.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Shares Outstanding(6)	Voting Power Number of Shares		Dispositive Power Number of Shares
			Sole	Shared	Sole	Shared
Capital World Investors(1) 333 South Hope Street, 55th Floor, Los Angeles, CA 90071	68,272,992	11.9%	68,158,924	—	68,272,992	—
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	64,891,959	11.31%	—	920,948	62,373,615	2,518,344
BlackRock Inc.(3) 50 Hudson Yards New York, NY 10001	41,506,767	7.2%	39,057,702	—	41,506,767	—
State Street Corporation(4) 1 Congress St, Suite 1 Boston, MA 02111	41,234,821	7.19%	—	29,506,388	—	41,147,498
GIC Private Limited(5) 168 Robinson Road #37-01 Capital Tower Singapore 068912	36,600,157	6.38%	33,134,602	3,465,555	33,134,602	3,465,555

(1) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 9, 2024.

(2) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 13, 2024.

(3) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 29, 2024.

(4) Based solely on the most recently available Schedule 13G/A filed with the SEC on January 30, 2024.

(5) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 9, 2024.

(6) Percentages of shares beneficially owned are as reported on the applicable Schedule 13G/A.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon our review of copies of the reports we received and written representations provided to us from the individuals required to file such reports, we believe that each of our executive officers, directors and greater than 10% stockholders have complied with applicable reporting requirements for transactions in our common stock during the year ended December 31, 2023, except for one Form 4 each for Mr. Taylor and Ms. Walker detailing the vesting of awards under the Company’s LTIP, which were filed late due to an administrative error.

112	FIRSTENERGY CORP.

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Certain Relationships and Related Person Transactions

Based on our size and varied business operations, we may engage in transactions with companies and other organizations in which a member of your Board, executive officer, or such person’s immediate family member also may be a board member, executive officer, or significant investor. In some of these cases, such person may have a direct or indirect material interest in the transaction with the Company. We recognize that related person transactions have the potential to create perceived or actual conflicts of interest and could create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. However, there are situations where related person transactions may be in, or may not be inconsistent with, the best interests of the Company and its shareholders. Your Board has determined that it is appropriate and necessary to have a process in place to identify and provide proper review of any related person transactions.

Based on the foregoing, your Board established a written Related Person Transactions Policy (the “Policy”) that has been implemented by the Governance Committee in order to effectuate the review, approval, and ratification process surrounding related person transactions. This Policy supplements the Company’s other conflict-of-interest policies set forth in the FirstEnergy Conflicts-of-Interest Policy and Code of Business Conduct. Related person transactions may be entered into or continued only if a majority of the disinterested members of the Governance Committee or your Board approves or ratifies the transaction in accordance with the Policy. The Chair of the Governance Committee also has the delegated authority between meetings to review and determine whether a transaction should be approved or ratified in accordance with the Policy. In making its decisions, the Governance Committee, Chair of the Governance Committee or your Board will review current and proposed transactions by taking into consideration the Policy, which includes the definitions and terms set forth in Item 404 of Regulation S-K.

As part of the Policy, our management established review procedures for any transaction, proposed transaction or any known material amendment to a transaction, in which we are currently, or in which we may be, a participant in which the amount exceeds $120,000, and in which the related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest. In early 2023 our directors, current executive officers and certain former directors completed a questionnaire to assist your Company in identifying and assessing any potential related person transactions. Your Company facilitates the review by examining its financial records based on responses to the questionnaires. Any known related entities of the related persons are identified as such in the applicable computer system so that necessary business units are made aware of a potential related person transaction or proposed transaction involving the Company and a related entity. As applicable, management brings transactions to the attention of the Governance Committee, Chair of the Governance Committee or your Board for its review, approval or ratification.

When reviewing a transaction, the Governance Committee, led by its Chair, or your Board reviews the material facts of the related person’s relationship to the Company, and his or her interest in the transaction, as well as the aggregate value of such transaction to the Company. Since January 1, 2023, we participated in the transactions described below, in which the amount involved exceeded $120,000 and in which any Board member, Board member nominee, executive officer, beneficial owner of more than five percent of our common stock, or a member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Pursuant to the terms of the Policy, your Board’s Governance Committee reviewed, ratified, and approved the transactions described below.

Related Person Transactions involving the State Street Corporation

During 2023, State Street Corporation (“State Street”) provided asset management and trustee services relating to a trust associated with a Company employee benefit plan and also beneficially owned of at least 5% of your Company’s common stock. State Street’s fees were approximately $487,000 from January 1, 2023 through March 15, 2024 for such services. Their fees are unrelated to their common stock ownership, resulted from arm’s-length negotiations, and are reasonable in amount and reflect market terms and conditions. The Company does not believe State Street has any direct or indirect material interest in the transactions as a result of such services.

2024 PROXY STATEMENT	113

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Related Person Transactions involving the Icahn Group

On March 16, 2021, the Company entered into the Director Nomination Agreement with the Icahn Group (the “Agreement”). Pursuant to the Agreement, the Board agreed to, effective as of March 18, 2021: (i) increase the size of the Board from 12 to 14 directors, resulting in a total of two vacancies; and (ii) appoint the Icahn Designees (as defined in the Agreement) to serve as directors of the Company to fill such vacancies, each with a term expiring at the 2021 Annual Meeting. The Company also agreed to nominate each of the Icahn Designees for election as directors of the Company at the 2021 Annual Meeting, and to use its reasonable best efforts (including the solicitation of proxies) to obtain the election of each of the Icahn Designees at the 2021 Annual Meeting. Mr. Lynn, who served as an Icahn Designee during 2023, did not stand for re-election at the Company’s 2023 annual meeting of shareholders. Mr. Teno, the second Icahn Designee, was re-elected at the 2023 annual meeting of shareholders.

Under the terms of the Agreement, if at any time the Icahn Group ceases to hold a “net long” position (as defined in the Agreement) in at least: (i) three percent (3%) of the total outstanding common shares of the Company, the Icahn Group will cause one Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits; and (ii) one and one-half percent (1.5%) of the total outstanding common shares of the Company, the Icahn Group will cause each Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits. On December 8, 2023, Mr. Teno advised the Company that the Icahn Group and certain of its affiliates ceased to collectively beneficially own an aggregate Net Long Position (as defined in the Agreement) in at least one and one-half percent (1.5%) of the total outstanding shares of common stock of the Company, and tendered his resignation as a director of the Company. As a result, no Icahn Designee currently serves on the Board.

Related Person Transactions involving the Blackstone Group L.P.

On November 6, 2021, the Company entered into Common Stock Purchase Agreement (the “Blackstone PSA”) with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P. (“Blackstone”), for the private placement of 25,588,535 shares of the Company’s common stock at a price of $39.08 per share (the “Private Placement”). Pursuant to the Blackstone PSA, and for so long as Blackstone beneficially owns at least 75% of the shares of common stock acquired by it at the closing of the Private Placement (such period, the “Nomination Period”), Blackstone will have the right to nominate one person for election to the Board (the “Blackstone Nominee”) and the Company will: (i) upon the occurrence of a vacancy on the Board during the Nomination Period, if the Blackstone Nominee is not then serving as a member of the Board, cause the Blackstone Nominee to be appointed to the Board; and (ii) in connection with each annual meeting of the stockholders of the Company at which directors are generally elected during the Nomination Period, (A) include the Blackstone Nominee as a nominee for election to the Board; (B) include the Blackstone Nominee in the Company’s notice of annual meeting (or any supplement thereto); (C) not nominate more nominees than the number of persons to be elected to the Board at such meeting (which amount shall include the Blackstone Nominee); and (D) use reasonable best efforts to cause the election of the Blackstone Nominee so nominated by the Company (including by (x) recommending that the Company’s stockholders vote in favor of the election of the Investor Nominee and (y) otherwise support the Investor Nominee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate). On February 7, 2024, Mr. Klimczak tendered his resignation to the Board. Pursuant to the Blackstone PSA and Blackstone’s recommendation, Ms. Heidi Boyd was appointed to the Board effective February 16, 2024, and the Board agreed to nominate Ms. Boyd for election as a director of the Company at the 2024 Annual Meeting.

The Company also entered into a Director and Officer Indemnification Agreement with Ms. Boyd.

In the event that Blackstone ceases to beneficially own at least 75% of the shares of Common Stock acquired by it at the closing of the Private Placement, if requested by the Board, Blackstone shall cause Ms. Boyd or its then nominee to immediately resign from the Board.

114	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Audit Committee Report

The Audit Committee of your Board is charged with assisting your full Board in fulfilling its oversight responsibility with respect to the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee acts under a written charter that is reviewed annually, revised as necessary, and is approved by your Board. The charter specifies that the Audit Committee is directly responsible for the appointment, compensation and retention of, and the oversight of the work and pre-approval of all services provided by the Company’s independent registered public accounting firm, which was PricewaterhouseCoopers LLP during 2023. In connection with the Audit Committee’s approval of any non-audit services, the Audit Committee considers whether the independent registered public accounting firm’s performance of any non-audit services is compatible with the independent auditor’s independence.

As part of the Audit Committee’s annual auditor engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. The Audit Committee also participates in the selection of and ensures the regular rotation of the lead audit partner and concurring partner of the Company’s independent registered public accounting firm every five years. PricewaterhouseCoopers LLP has been the Company’s independent auditor since 2002. The Audit Committee currently believes that there are benefits to having an independent auditor with an extensive history with the Company. In connection with its auditor engagement process, the Audit Committee considers the continued independence of PricewaterhouseCoopers LLP and considers the benefits including: quality audit work and accounting advice due to PricewaterhouseCoopers LLP’s institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework; knowledge of the utility industry; and operational efficiencies and a resulting lower fee structure because of PricewaterhouseCoopers LLP’s history and familiarity with our business. Using a framework developed by management, the Audit Committee also assesses the appropriateness and reasonableness of PricewaterhouseCoopers LLP’s fees relative to the Company’s business needs and as compared to fees incurred by peer companies of comparable financial statement risk, size and complexity of business and related internal control environment.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. In performing its review, the Audit Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm regarding their independence from the Company as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm such firm’s independence.

The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope, plans, and results of their respective audits. The Audit Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting process.

Based on the above reviews and discussions, the Audit Committee recommended to your Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

Audit Committee Members: Leslie M. Turner (chair), James F. O’Neil III, and Jana T. Croom.

2024 PROXY STATEMENT	115

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Matters Relating to the Independent Registered Public Accounting Firm

Audit Fees

The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided to the Company and its reporting subsidiaries during the years 2023 and 2022.

PricewaterhouseCoopers LLP billed the Company an aggregate of $10,307,000 in 2023 and $8,653,000 in 2022 in fees for professional services rendered for the audit of the Company’s annual financial statements and the review of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filings or engagements, audit-related services and non-audit-related services as noted below.

	Fees for Audit Year 2023	Fees for Audit Year 2022
Audit Fees(1)	$9,915,000	$7,523,000
Audit Related Fees(2)	—	190,000
Tax Fees(3)	110,000	220,000
All Other Fees(4)	282,000	720,000
Total	$10,307,000	8,653,000

(1) Professional services rendered for the audits of FirstEnergy’s and certain of its subsidiary annual financial statements and reviews of unaudited financial statements included in FirstEnergy’s Quarterly Reports on Form 10-Q filings made with the SEC, and for services in connection with statutory and regulatory filings or engagements, including comfort letters, agreed upon procedures and consents for financings. 2023 audit fees also include newly required regulatory audits for certain subsidiaries and additional audit services to support the planned registration of certain subsidiaries with the SEC during 2024.

(2) Audit-related fees in 2022 were related to services rendered for EESG reporting assessments.

(3) Tax fees in 2023 and 2022 were primarily related to the performance of tax services related to the sale of interest in FET.

(4) All other fees in 2023 primarily reflect certain costs related to the ongoing SEC investigation. All other fees in 2022 primarily reflect certain costs incurred as a result of system implementation quality assurance services, the ongoing SEC investigation and software subscription fees.

The Audit Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with maintaining its independence. The Audit Committee, in accordance with its charter and in compliance with all applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services that are prohibited by these requirements. The charter further states that any engagement of the independent registered public accounting firm to perform other audit-related or any non-audit services must have approval in advance by the Chair of the Audit Committee upon the recommendation of the Vice President, Controller and Chief Accounting Officer. Such approved engagement is then presented to the Audit Committee at its next regularly scheduled meeting. All audit and non-audit services provided by PricewaterhouseCoopers LLP in 2023 and 2022 were pre-approved.

116	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Transparency in Corporate Contributions and 2023 Political and Lobbying Action Plan Audit

The Corporate Governance, Corporate Responsibility and Political Oversight Committee engaged Allen & Overy LLP (“A&O”) to conduct an audit of FirstEnergy’s 2023 Political and Lobbying Action Plan. As part of its review, A&O interviewed 34 employees at FirstEnergy, including Brian Tierney, the CEO. A&O also reviewed approximately 700 documents, including the 2023 Political and Lobbying Action Plan approved by the Board of Directors, policies, procedures, financial data, PAC reports, and lobbying reports filed by FirstEnergy employees who are registered lobbyists and external consultants engaged to lobby on behalf of FirstEnergy.

A&O did not identify any material violations of the Plan. Based on A&O’s review, A&O identified a handful of areas where certain processes may warrant improvement. The Company has agreed to review each item. For example, the process of updating the Board on a quarterly basis regarding lobbying activities could be enhanced to better enable the Board to focus on higher priority items. In addition, one instance of an inadvertent violation of law was identified. In 2023, without the Company’s consent, an employee utilized corporate resources to support the employee’s own campaign for local office. Contrary to restrictions imposed by the Company, the employee used corporate resources to further his campaign, as well as for a variety of other personal activities. The use of corporate resources is not quantifiable, but does not appear to be significant. An issue was raised by another employee, and following a robust internal investigation, the individual’s employment was terminated. The matter was first reported to the Audit Committee on May 23, 2023 and was first reported to the Board of Directors on May 24, 2023.

Pursuant to FirstEnergy’s obligations in Section 5(D) (“Transparency in Corporate Contributions”) of the Deferred Prosecution Agreement filed on July 22, 2021, in United States v. FirstEnergy Corp., Case No. 1:21cr00086 (SDOH), below are lists of payments made by FirstEnergy to entities incorporated under 26 U.S.C. § 501(c)(4), and to entities known by FirstEnergy to be operating for the benefit of a public official, either directly or indirectly for time periods beginning January 1, 2023 through December 31, 2023. The Company’s Political and Lobbying Action Plan was approved by the Board in December 2022.

Payments made between January 1, 2023 - March 31, 2023:

Date Paid	Organization Name	Organization Address	Amount	Purpose

1/11/23-1/23/23	National Association of Regulatory Utility Commissioners (NARUC)	1101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$3,180.00	NARUC Winter Summit registration for employee attendance

1/17/23-3/14/23	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,048,434.08	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

1/18/2023	Westmoreland Human Resource Association- WHRA	238 S. Pennsylvania AVE P.O. Box 24 Greensburg, PA 15601	$95.00	Membership dues

2/1/2023	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715 Cleveland, OH 44114	$10.00	Membership dues

2/1/2023	The National Board of Boiler & Pressure Vessel Inspectors	1055 Crupper Avenue Columbus, OH 43299	$52.00	Payment to receive manufacturer information for certain equipment

2/9/2023	Midwest Renewable Energy Tk Sys Inc	Lockbox 446023 PO Box 64079, Saint Paul,MN,55164-0703	$2,200.00	Subscription for services

2024 PROXY STATEMENT	117

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Date Paid	Organization Name	Organization Address	Amount	Purpose

2/10/2023	Public Affairs Council	2121 K Street NW Suite 900, Washington,DC,20037	$9,900.00	Membership includes training and benchmarking studies to help support the employee political action committee

2/11/2023	Medina Sunrise Rotary	PO Box 1726, Medina OH 44258-1726	In Kind Donation worth $2,955.43	Donation of CAVS tickets/suite for an event benefitting the Children’s Center of Medina County

3/22/2023	Veterans of Foreign Wars Post 5642	16972 SR 706 Montrose PA 18801	$15.59	Payment for a meal

Payments made between April 1, 2023 - June 30, 2023:

Date Paid	Organization Name	Organization Address	Amount	Purpose

4/6/2023	The National Board of Boiler & Pressure Vessel Inspectors	1055 Crupper Avenue Columbus, OH 43299	$4,660.00	Payment for welding certification to repair boiler components

4/14/23-6/14/23	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,050,542.97	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

4/20/2023-6/14/23	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715 Cleveland, OH 44114	$240.00	Membership dues and training

4/25/23-6/15/23	Point Marion Fire Dept	1 Cheat St, Point Marion, PA 15474	$7,250.00	Payment for fire department training

5/22/2023	I-79 Technology Park Association	1000 Technology Drive Ste 3000, Fairmont, WV 26554	$2,379.50	Building association fee for a FirstEnergy facility

5/31/2023	National Association of Regulatory Utility Commissioners (NARUC)	1101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$1,390.00	NARUC Summer Policy Conference registration for employee attendance

Payments made between July 1, 2023 - September 30, 2023:

Date Paid	Organization Name	Organization Address	Amount	Purpose

7/11/2023	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715 Cleveland, OH 44114	$15.00	Virtual Training Session

7/13/2023	Public Affairs Council	2121 K Street N.W., Suite 900, Washington, D.C. 20037	$289.00	Virtual Training Session

7/17/2023-9/15/2023	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,051,578.33	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

8/24/2023	The National Board of Boiler & Pressure Vessel Inspectors	1055 Crupper Avenue Columbus, OH 43299	$350.00	Payment to receive reference materials for the standards and rules for the installation, inspection, repair, and alteration of in-service pressure equipment

118	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Date Paid	Organization Name	Organization Address	Amount	Purpose

9/12/2023-9/13/2023	Veterans of Foreign Wars Post 5642	16972 SR 706 Montrose PA 18801	$21.01	Payment for meals

9/14/2023	Ohio School Boards Association	8050 N High St Ste 100 Columbus, OH 43235	$1,360.00	Fees associated with attendance at the Ohio School Boards Northeast Regional Fall Conference

Payments made between October 1, 2023 - December 31, 2023:

Date Paid	Organization Name	Organization Address	Amount	Purpose

10/13/2023-12/21/2023	National Association of Regulatory Utility Commissioners (NARUC)	101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$2,890.00	Registration fee to attend 2023 NARUC Annual Meeting and Educational Conference and 2023 NARUC Winter Summit

10/13/2023-12/14/2023	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,051,578.33	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

10/16/2023	Organization of PJM States Inc (OPSI)	700 Barksdale Road Suite 1, Newark, DE 19711	$500.00	Registration fee to attend 2023 OPSI Annual Meeting

11/3/2023-12/17/2023	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715, Cleveland, OH 44114	$80.00	Training fees and membership dues

11/3/2023-12/16/2023	The National Board of Boiler & Pressure Vessel Inspectors	1055 Crupper Avenue, Columbus, OH 43299	$1,975.91	Fees associated with the renewal of generating station accreditation of repair (“R Stamp”)

11/13/2023	I-79 Technology Park Association	1000 Technology Drive Ste 3000, Fairmont, WV 26554	$2,379.50	Building association fee for a FirstEnergy facility

11/14/2023-11/15/2023	New Jersey League of Municipalities	222 West State Street, Trenton, NJ 08608	$365.00	Registration fee to attend 2023 New Jersey League Of Municipalities Annual Conference

12/1/2023	Disabled American Veterans	2044 Youngstown Road SE, Warren, OH 44484	$3,000.00	Donation for Homeless Veterans Project and Veterans Christmas Project

2024 PROXY STATEMENT	119

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Questions and Answers about the Annual Meeting

Proxy Materials

1	Q:	Why did I receive these proxy materials?

A:

You received these proxy materials because you were a shareholder of record or beneficial owner (as defined below) of shares of common stock of FirstEnergy Corp. as of the close of business on March 25, 2024, the record date (the “Record Date”). The Annual Meeting will be held on Wednesday, May 22, 2024. We began distributing these proxy materials to shareholders on or about March 29, 2024

2	Q:	What is the difference between holding shares as a “shareholder of record” and holding shares in “street name” or as a “beneficial owner”?

	A:	Shareholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are a shareholder of record of the shares. As the shareholder of record, you have the right to vote your shares directly or to grant a proxy to vote your shares to a representative of the Company or to another person. As a record holder you have received either a proxy card to use in voting your shares or a Notice of Internet Availability which instructs you how to vote.

Beneficial Owner: If your shares are held for you in a brokerage, bank or other institutional account, it is likely that you are the beneficial owner of shares, meaning that you hold shares in “street name.” You are also a beneficial owner if you own shares through the FirstEnergy Corp. Savings Plan (the “Savings Plan”).

As a beneficial owner of shares, you have the right to direct the registered holder to vote your shares, and you may attend the Annual Meeting (please see the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” below for instructions on how to register in advance). Your bank, broker or other institution has provided a voting instruction form for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. Additionally, if you are a Savings Plan participant, because the Savings Plan’s Trustee is the only one who can vote your Savings Plan shares, you cannot vote your Savings Plan shares virtually at the Annual Meeting (although you may attend the Annual Meeting by following the instructions on how to register in advance in the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” below).

3	Q:	Can I view future FirstEnergy proxy materials and annual reports on the Internet instead of receiving paper copies?

	A:	Yes. If you received paper copies of this proxy statement and the annual report and you are a shareholder of record, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting, you will be mailed a paper copy of the proxy card along with instructions on how to access the proxy statement and annual report using the Internet unless applicable regulations require delivery of printed proxy materials. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents.

If you previously elected to access your proxy materials over the Internet, you will not receive the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or paper copies of proxy materials in the mail unless required by law. Instead, you will receive a paper copy of the proxy card along with instructions on how to access the proxy statement and annual report using the Internet.

120	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

If you received a Notice of Internet Availability, you may not receive printed copies of proxy statements and annual reports in the future unless required by law. However, you may elect to be mailed a paper proxy card with instructions on how to access proxy statements and annual reports using the Internet for future meetings by following the instructions when voting. The Notice of Internet Availability also contains instructions on how you may request delivery of proxy materials in printed form for the Annual Meeting or on an ongoing basis, if desired.

If you are a beneficial owner, refer to the information provided by your broker, bank or other nominee for instructions on how to elect to view future FirstEnergy proxy statements and annual reports on the Internet instead of receiving paper copies.

4	Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of receiving a full set of printed proxy materials?

A:

To reduce the environmental impact and related costs of the Annual Meeting, we are pleased to again furnish the proxy materials over the Internet. As a result, we are sending a number of our shareholders a Notice of Internet Availability instead of a printed copy of the proxy materials. All shareholders receiving the Notice of Internet Availability will have the ability to access the proxy materials and vote via the Internet and to request a printed copy of the proxy materials by mail, if desired. Instructions on how to access the proxy materials over the Internet, to vote online, and to request a printed copy may be found in the Notice of Internet Availability. The Notice of Internet Availability identifies the items to be voted on at the Annual Meeting, but shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notice of Internet Availability that is returned will not be counted as votes. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form for this Meeting or on an ongoing basis, if desired.

5	Q:	Why did we receive just one copy of the Proxy Statement and annual report when we have more than one stock account in our household?

A:

Where possible, we follow the SEC rule that permits us to send one copy each of this Proxy Statement and the annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Using this rule reduces unnecessary publication and mailing costs. Shareholders continue to receive a separate proxy card or opportunity to vote via the Internet, as applicable, for each stock account. If you are a registered shareholder and received only one copy each of the Proxy Statement and the annual report in your household, you can request additional copies for some or all accounts for this year or in the future, either by calling Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., c/o American Stock Transfer & Trust Company, LLC, P.O. Box 2016, New York, NY 10272-2016, and we will promptly deliver the requested copies. You also may contact us in the same manner if you are receiving multiple copies of this Proxy Statement and/or the annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a bank, broker, or other institution you will need to contact such bank, broker, or other institution to revoke your election and receive multiple copies of these documents, or to request householding.

6	Q:	Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

	A:	Your Board is soliciting your vote. We have arranged for the services of Morrow Sodali LLC to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $19,250, plus reimbursement of reasonable expenses, which shall be paid by the Company. Votes also may be solicited in a similar manner by officers and employees of the Company and members of your Board on an uncompensated basis. The Company will pay all reasonable solicitation costs and will reimburse banks, brokers or other nominees for postage and expenses incurred by them for sending proxy materials to beneficial owners.

2024 PROXY STATEMENT	121

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Voting Matters

7	Q:	What items of business will be voted on at the Annual Meeting and how does the Board recommend that I vote?
A:

Item	Brief Description	Board’s Recommendation
1	Elect the 10 nominees named in this Proxy Statement to the Board of Directors	✓ “FOR” each director nominee

2	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024	✓ “FOR”

3	Approve, on an advisory basis, named executive officer compensation	✓ “FOR”

4	Shareholder Proposal - Report on Feasibility of Integrating Climate-Related Measures into the Company’s Compensation Plans	X “AGAINST”

5	Shareholder Proposal - Amend Clawback Policy	X “AGAINST”

6	Shareholder Proposal - Report on Financial Statement Assumptions and Climate Change	X “AGAINST”

8	Q:	What is a quorum and what other voting information should I be aware of?
A:

As of the Record Date, 575,516,472 shares of our common stock were outstanding. A majority of these shares represented at the Annual Meeting either virtually or by proxy constitutes a quorum. A quorum is required to conduct business at the Annual Meeting. All shares represented at the Annual Meeting are counted for the purpose of determining a quorum. You are entitled to one vote for each share of common stock you owned on the Record Date.

If a beneficial owner of shares does not provide the bank or broker holding such shares with specific voting instructions, under the rules of the NYSE, the shareholder’s bank or broker may generally vote on “routine” matters, but cannot vote on “non-routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker, bank, or other holder of record as to how to vote on matters deemed non-routine.

If you are a beneficial owner, we encourage you to provide instructions to your bank, broker, or other institution by executing the voting form supplied to you by that entity. Pursuant to applicable rules, if your shares are held in a broker account, you must provide your broker with voting instructions for all matters to be voted on at the Annual Meeting except on Item 2. A broker will be permitted to vote your shares on Item 2 without your instructions because Item 2 is considered a “routine” matter under applicable NYSE rules; however, your broker cannot vote your shares on any other items unless you provide instructions because such other items are deemed to be “non-routine” matters under NYSE rules. Therefore, your failure to give voting instructions means that your shares will not be voted on any “non-routine” items and, as applicable, your unvoted shares will be broker non-votes.

An item to be voted on may require a percentage of votes cast, rather than a percentage of shares outstanding, to determine passage or failure. Votes cast is defined to include both “For” and “Against” votes and excludes abstentions and broker non-votes.

If you properly sign and return your proxy card but your proxy card is not completed properly, such as by having marked more than one box for an item, your vote for that particular item will be treated as an abstention.

122	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

9	Q:	What is the vote required for each item to be voted on at the Annual Meeting?

A:

Item	Brief Description	Vote Approval Standard	Treatment of Abstentions and Broker Non-Votes

1	Elect the 10 nominees named in this Proxy Statement to the Board of Directors

A candidate for director will be elected only if the votes cast “For” the candidate exceed the votes cast “Against” the candidate.

As further described in “Items to be Voted On – Item 1” above, any nominee for director who receives a greater number of votes cast “Against” than votes cast “For” his or her election must promptly tender his or her resignation to the Governance Committee following certification of the shareholder vote.

No effect.[1]

2	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024	Requires the affirmative vote of a majority of votes cast.	Abstentions – No effect. Broker Non-votes – Not applicable.

3	Approve, on an advisory basis, named executive officer compensation	This advisory proposal requires the affirmative vote of a majority of votes cast.	No effect.[1]

4	Report on Feasibility of Integrating Climate-Related Measures into the Company’s Compensation Plans	This precatory shareholder proposal requires the affirmative vote of a majority of votes cast.	No effect.[1]

5	Amend Clawback Policy	This precatory shareholder proposal requires the affirmative vote of a majority of votes cast.	No effect.[1]

6	Report on Financial Statement Assumptions and Climate Change	This precatory shareholder proposal requires the affirmative vote of a majority of votes cast.	No effect.[1]

1 Abstentions and broker non-votes shall not be counted as votes “For” or “Against” this voting item and therefore will have no effect.

10	Q:	Will any other matters be voted on other than those described in this Proxy Statement?

A:

We do not know of any business that will be considered at the Annual Meeting other than the matters described in this Proxy Statement. However, if other matters are presented properly, your executed appointment of a proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

11	Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K, which is required to be filed with the SEC within four business days after the date of the Annual Meeting and will be posted on our website at https://investors.firstenergycorp.com/ then by selecting “SEC Filings & Reports.” You may also automatically receive the Company’s SEC filings (which include alerts for the filing of Form 8-Ks by the Company with the SEC) via e-mail by visiting our website at https://investors.firstenergycorp.com/Email-Notifications and selecting “Company Documents.”

2024 PROXY STATEMENT	123

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

How You Can Vote

12	Q:	Who is entitled to vote at the Annual Meeting?

A:

Shareholders of record of FirstEnergy common stock as of the Record Date are entitled to receive notice of the Annual Meeting and vote their shares. If you plan to attend the Annual Meeting, please see the “Attending the Virtual Annual Meeting” section below of these “Questions and Answers about the Annual Meeting” for instructions on how to register in advance.

13	Q:	How do I vote?

A:

As further described below, if you are voting by Internet, telephone or mail, your vote must be received by 6:00 a.m., EDT, on Wednesday, May 24, 2023, to be counted in the final tabulation, except for shares held by participants in the FirstEnergy Corp. Savings Plan. If you are a participant in the FirstEnergy Corp. Savings Plan, your vote on shares held through the FirstEnergy Corp. Savings Plan must be received by 6:00 a.m., EDT, on Tuesday, May 23, 2023, to be counted in the final tabulation. Beneficial owners (other than participants in the FirstEnergy Corp. Savings Plan) will receive instructions from the holder of record (the bank, broker, institution or other nominee that holds your shares) that you must follow for your shares to be voted.

Do you hold shares directly with FirstEnergy or in the FirstEnergy Corp. Savings Plan?

INTERNET	MAIL

Use the internet at www.cesvote.com	Mail by returning your proxy card/voting instruction form (1)

TELEPHONE	DURING THE MEETING

Call toll-free at 1-888-693-8683	This year’s meeting will be virtual. For details on voting your shares during the meeting, see “Questions and Answers about the Annual Meeting.”

(1) If your pre-addressed envelope is misplaced, send your proxy card to Corporate Election Services, Inc., the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Do you hold shares through a bank, broker or other institution (beneficial ownership)? (2)
Use the internet at www.proxyvote.com	Call toll-free at 1-800-454-8683	Mail by returning your proxy card/voting instruction form

(2) Not all beneficial owners may be able vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

If you received a Notice of Internet Availability and would like to vote by telephone or mail, please follow the instructions on your notice to request a paper copy of the proxy materials and proxy card.

124	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

If you are a participant in the FirstEnergy Corp. Savings Plan, your proxy card will include the shares of common stock held for your account in the FirstEnergy Corp. Savings Plan and any other shares registered with our transfer agent, AST, as of the Record Date. Subject to the Employee Retirement Income Security Act of 1974, as amended, and pursuant to the Savings Plan provisions, the Savings Plan’s Trustee will vote all shares as directed by Savings Plan participants. Shares for which the Savings Plan’s Trustee does not receive timely voting directions will be voted in the same proportion as the shares held under the Savings Plan for which the Savings Plan’s Trustee receives timely voting directions. Because the Savings Plan Trustee is the only one who can vote your FirstEnergy Corp. Savings Plan shares, you may not vote such shares at the Annual Meeting.

Beneficial owners (other than participants in the FirstEnergy Corp. Savings Plan) will receive instructions from the holder of record (the bank, broker, institution or other nominee that holds your shares) that you must follow for your shares to be voted. Also, please note that if you wish to vote virtually at the Annual Meeting, you must request a legal proxy from your bank, broker, or other nominee that holds your shares and present that legal proxy identifying you as the beneficial owner of your shares of FirstEnergy common stock and authorizing you to vote those shares at the Meeting.

14	Q:	How may I revoke my proxy?

A:

You may revoke your appointment of a proxy or change your related voting instructions one or more times by timely:

◾  Mailing a proxy card that revises your previous appointment and voting instructions;

◾  Voting by Internet or telephone after the date of your previous appointment and voting instructions;

◾  Voting virtually at the Annual Meeting (other than participants in the FirstEnergy Corp. Savings Plan); or

◾  Notifying the Corporate Secretary of the Company in writing prior to the commencement of the Annual Meeting (other than participants in the FirstEnergy Corp. Savings Plan).

The proxy tabulator will treat the last instructions it receives from you as final. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the proxy tabulator before changing them by telephone or Internet. Please note that unless you are voting virtually at the Annual Meeting, in order to be counted, the revocation or change must be received by the applicable dates and times, discussed above in Question 13, which also includes instructions on how to vote.

If you are a beneficial owner of shares, you must follow the directions you receive from your bank, broker, or other institution to change your vote.

Attending the Virtual Annual Meeting

15	Q:	Do I need to register in advance to attend the virtual Annual Meeting?

A:

Yes. This year’s Annual Meeting will be held in a virtual format through a live webcast at www.cesonlineservices.com/fe24_vm. In accordance with our security procedures, if you plan to attend the virtual Annual Meeting, you will need to register in advance by following the Advance Registration Instructions below.

Shareholders as of the close of business on March 25, 2024, the record date, or those that hold a valid proxy for the Annual Meeting, and pre-register are entitled to participate in and ask questions at the Annual Meeting. All shareholders wishing to attend the virtual Annual Meeting must pre-register no later than 9:00 a.m. on May 21, 2024.

Advance Registration Instructions

If you are a shareholder of record, participant in the FirstEnergy Corp. Savings Plan or an employee who holds unvested restricted stock and you are voting by Internet, telephone or by mail: You may register to attend the virtual Annual Meeting by visiting the website www.cesonlineservices.com/fe24_vm. Please have your proxy card or Notice of Internet Availability containing your 11-digit control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

2024 PROXY STATEMENT	125

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

All other shareholders: Shareholders whose shares are held through a bank, broker or other institution as of the record date may register to attend the virtual Annual Meeting by visiting the website www.cesonlineservices.com/fe24_vm. Please have your voting instruction form, Notice of Internet Availability, or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. If you are a beneficial shareholder and you wish to vote your shares online during the virtual Annual Meeting rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other institution to obtain a legal proxy form that you must submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPEG, GIF or PNG file format.

Other Related Matters

We encourage you to access the virtual Annual Meeting at least 15 to 30 minutes before it begins. Online check-in will start at approximately 7:30 a.m. EDT on May 22, 2024. We ask that participants follow the meeting Rules of Conduct, which will be available on the event website.

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting. If you encounter technical difficulties accessing the Annual Meeting, please follow the instructions contained in the reminder email you will receive the evening before the meeting. Technical support will be available during the virtual Annual Meeting.

16	Q:	How may I ask questions at the virtual Annual Meeting?

A:

We will have a question and answer session during the Annual Meeting. To ask a question during the virtual Annual Meeting, you must be a shareholder and have pre-registered for the Annual Meeting as discussed above under “Attending the Virtual Annual Meeting.”

Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Substantially similar questions will be answered once to avoid repetition and to also allow time for any other questions. Such questions that cannot be answered live due to time constraints will be posted and answered at www.FirstEnergyCorp.com/annualmeeting as soon as practical after the Annual Meeting. We ask that participants to follow the meeting Rules of Conduct, which will be available on the event website.

Proposals and Business by Shareholders

17	Q:	When are shareholder proposals and nominations due for the 2025 Annual Meeting?

A:

SEC Rule 14a-8 Shareholder Proposals

Under the rules of the SEC, a shareholder who wishes to offer a proposal for inclusion in the Company’s proxy statement and proxy card for the 2025 annual meeting of shareholders must submit the proposal and any supporting statement by November 29, 2024, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. Any proposal received after that date will not be eligible for inclusion in the proxy statement and proxy card for the 2025 annual meeting of shareholders.

126	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Shareholder Proposals and Nominations under the Company’s Third Amended and Restated Code of Regulations

Under our Code of Regulations, a shareholder who wishes to properly introduce an item of business before an annual meeting of shareholders must follow the applicable requirements and procedures as set forth in our Code of Regulations.

Advance Notice Procedures:

The Code of Regulations provide that we must receive the notice of intention to introduce an item of business, including nominations of director candidates for election to your Board, at an annual meeting not less than 30 nor more than 60 calendar days prior to the annual meeting. In the event public announcement of the date of the annual meeting is not made at least 70 calendar days prior to the date of the meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which the public announcement is first made. Accordingly, if a public announcement of the date of the 2025 annual meeting of shareholders is made at least 70 calendar days prior to the date of the meeting and assuming that our 2025 annual meeting of shareholders is held on the fourth Wednesday of May, we must receive any notice of intention to introduce an item of business at that meeting no earlier than March 29, 2025 and no later than April 28, 2025; otherwise, we must receive any notice of intention to introduce an item of business at that meeting no later than the close of business on the 10th calendar day following the day on which the public announcement is first made. If we do not receive notice as set forth above or if certain other requirements of applicable law are met, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

Proxy Access Procedures:

In addition, we have adopted a proxy access right to permit, under certain circumstances, a shareholder or a group of shareholders to include in our annual meeting proxy statement director candidates whom they have nominated. These proxy access provisions in our Code of Regulations provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include director candidates in our annual meeting proxy statement must own, in the aggregate, 3% or more of the Company’s issued and outstanding Common Stock continuously for at least three years. The number of shareholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors in office as of the last day on which the applicable notice may be delivered or received or, if such amount is not a whole number, the closest whole number below 20%, and in any event, not less than two shareholder-nominated candidates. Such nomination must conform to the applicable requirements in our Code of Regulations and must be received by our Corporate Secretary at the principal offices of the Company no earlier than October 30, 2024 and no later than November 29, 2024, assuming the 2025 annual meeting of shareholders is not advanced more than 30 calendar days and not delayed by more than 60 calendar days of the date of the anniversary of the 2024 annual meeting of shareholders.

Please refer to our Code of Regulations for the complete requirements and procedures. Our Code of Regulations is available on the SEC website and upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890.

SEC Rule 14a-19 Universal Proxy Procedures

In addition to satisfying the requirements under our Code of Regulations, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for election at the 2025 annual meeting of shareholders other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Such notice must be postmarked or transmitted electronically to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890, no later than 60 calendar days prior to the anniversary date of the 2024 annual meeting of shareholders (for the 2025 annual meeting of shareholders, no later than March 23, 2025), assuming the 2025 annual meeting of shareholders is not changed by more than 30 calendar days of the date of the anniversary of the 2024 annual meeting of shareholders.

2024 PROXY STATEMENT	127

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Obtaining Additional Information

18	Q:	Where can I find additional information?

	A:	If you received a paper copy of this Proxy Statement, you can learn more about our operations by reviewing the annual report to shareholders for the year ended December 31, 2023, that is included with the mailing of this Proxy Statement. If you did not receive a paper copy of this Proxy Statement, you can view the annual report and other information by visiting www.FirstEnergyCorp.com/AnnualMeeting.

A copy of our latest Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. You also can view the Form 10-K by visiting the Company’s website at www.firstenergycorp.com under the tab “Investors,” then by selecting “SEC Filings & Reports.” Information contained on any of the Company or third-party websites referenced above or later in this Proxy Statement is not deemed to be part of this Proxy Statement.

128	FIRSTENERGY CORP.

76 South Main Street

Akron, Ohio 44308

Mary M. Swann

Corporate Secretary and

Associate General Counsel

March 29, 2024

Dear Shareholder:

You are cordially invited to attend the virtual 2024 FirstEnergy Corp. Annual Meeting of Shareholders on Wednesday, May 22, 2024, at 8:00 a.m. EDT. If you plan to attend this virtual meeting, you must register in advance. For information on how to register, see “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” of the proxy statement.

As you may recall, you previously consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet instead of receiving paper copies. The annual report, proxy statement and all other proxy material related to the 2024 FirstEnergy Corp. Annual Meeting of Shareholders may be accessed and viewed at www.FirstEnergyCorp.com/AnnualMeeting.

The Notice of Annual Meeting of Shareholders is printed on the back of this letter. The notice and proxy statement contain important information about proxy voting and the business to be conducted at the Annual Meeting. We encourage you to read it carefully before voting. Your Board of Directors recommends that you vote “FOR” the election of all of the nominees in Item 1; “FOR” Items 2 and 3; and “AGAINST” Items 4 through 6.

Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the Internet or telephone voting options. Instructions regarding Internet and telephone voting are provided on the enclosed proxy card and are available at www.FirstEnergyCorp.com/AnnualMeeting. Please note that since you already have consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet, it is not necessary when voting your shares to provide consent again.

If you wish to receive a paper copy of the annual report and proxy statement with your proxy card in the future, or if you would like a paper copy of this year’s materials, please call Shareholder Services at (800) 736-3402, or call Corporate Election Services at (800) 516-1564 or access the website www.SendMaterial.com and follow the instructions provided, or send an email to papercopy@SendMaterial.com with your 11-digit control number in the email’s subject line.

This Notice and the Proxy Statement are being mailed or made available to shareholders on or about March 29, 2024.

Your vote and support are important to us. Thank you in advance for voting promptly.

Sincerely,

Notice of Annual Meeting of Shareholders

Notice of Annual Meeting of Shareholders

Please carefully review this Notice, the Company’s Annual Report to Shareholders for the year ended December 31, 2023 (the “2023 Annual Report”), and the Proxy Statement and vote your shares by following the instructions on your proxy card/voting instruction form or Notice of Internet Availability of Proxy Materials to ensure your vote is cast at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME Wednesday, May 22, 2024 8:00 a.m. EDT RECORD DATE March 25, 2024

LOCATION

The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe24_vm. Online access will begin at 7:30 a.m. EDT on May 22, 2024. There will be no physical location for in-person attendance at the Annual Meeting.

Shareholders must register in advance to attend, ask questions or vote at the virtual Annual Meeting. Registration instructions are available in the Questions and Answers section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Only shareholders of record as of the close of business on March 25, 2024, or their proxy holders, may vote at the Annual Meeting.

AGENDA

On behalf of the Board of Directors,

Mary M. Swann Corporate Secretary and Associate General Counsel Akron, Ohio

This Notice and Proxy Statement are being mailed or made available to shareholders on or about March 29, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 22, 2024.

The Proxy Statement and the 2023 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

FIRSTENERGY CORP.

c/o Corporate Election Services
P.O. Box 3230
Pittsburgh, PA 15230

ELECTRONIC ACCESS OF FUTURE PROXY MATERIALS

To assist us in reducing the cost of mailing proxy materials, you can consent to access all future proxy statements, annual reports and other related materials via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials). To consent, please follow the instructions provided when you vote by Internet or telephone.

Or, if voting by mail, check the box at the bottom of this proxy card/voting instruction form and return it in the envelope provided.

Your vote must be received by 6:00 a.m., EDT, on Wednesday, May 22, 2024, to be counted in the final tabulation, except for participants in the FirstEnergy Corp. Savings Plan. If you are a participant in the FirstEnergy Corp. Savings Plan, your vote must be received by 6:00 a.m., EDT, on Tuesday, May 21, 2024, to be counted in the final tabulation.

Your vote is important! Even if you plan to attend our virtual annual meeting, please cast your vote as soon as possible by:

Internet Access the Internet site and cast your vote: www.cesvote.com	OR	QR Code Scan with a mobile device	OR	Telephone Call Toll-Free: 1-888-693-8683	OR	Mail Return your proxy card/voting instruction form in the postage-paid envelope provided

If you vote by Internet or telephone, please do not return your proxy card/voting instruction form.

Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing.

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Item 1, FOR Items 2 and 3, and AGAINST Items 4, 5 and 6.

Your Board of Directors recommends a vote FOR all the nominees listed in Item 1.

1.	Election of Directors:		FOR	AGAINST	ABSTAIN

	(1)	Heidi L. Boyd	☐	☐	☐

	(2)	Jana T. Croom	☐	☐	☐

	(3)	Steven J. Demetriou	☐	☐	☐

	(4)	Lisa Winston Hicks	☐	☐	☐

	(5)	Paul Kaleta	☐	☐	☐

	(6)	James F. O’Neil III	☐	☐	☐

	(7)	John W. Somerhalder II	☐	☐	☐

	(8)	Brian X. Tierney	☐	☐	☐

	(9)	Leslie M. Turner	☐	☐	☐

	(10)	Melvin Williams	☐	☐	☐

Your Board of Directors recommends a vote FOR Items 2 and 3.

2.	Ratify the Appointment of the Independent Registered Public Accounting Firm for 2024

	☐	FOR	☐ AGAINST	☐	ABSTAIN

3.	Approve, on an Advisory Basis, Named Executive Officer Compensation

	☐	FOR	☐ AGAINST	☐	ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 4, 5 and 6.
4.	Report on Feasibility of Integrating Climate-Related Measures into the Company’s Compensation Plans

	☐	FOR	☐ AGAINST	☐	ABSTAIN

5.	Amend Clawback Policy

	☐	FOR	☐ AGAINST	☐	ABSTAIN

6.	Report on Financial Statement Assumptions and Climate Change

	☐	FOR	☐ AGAINST	☐	ABSTAIN

Signature	Date

Signature (Joint Tenant)	Date

Sign above as name(s) appear on this proxy card/voting instruction form.

If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing

☐

Check this box if you consent to accessing, in the future, the annual report, proxy statement and any other related material via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials).

FirstEnergy Corp.

Notice of Annual Meeting of Shareholders

Wednesday, May 22, 2024, at 8:00 a.m. EDT

www.cesonlineservices.com/fe24_vm

The Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting physically in person. If you plan to attend the virtual Annual Meeting, you must register at www.cesonlineservices.com/fe24_vm no later than 9:00 a.m. EDT on May 21, 2024.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, please ensure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card/voting instruction form in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 22, 2024. FirstEnergy Corp.’s proxy statement and 2023 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing.

Proxy Card/Voting Instruction Form

This proxy card/voting instruction form is solicited by the Board of Directors for the Annual Meeting of Shareholders on May 22, 2024

The undersigned appoints Mary M. Swann and Darnella T. Robertson as proxies with the power to appoint their substitutes; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders to be held on May 22, 2024, at 8:00 a.m., EDT, or at any adjournment or postponement thereof; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

If applicable, as a participant and “named fiduciary” in the FirstEnergy Corp. Savings Plan, this form also serves as voting instructions to Fidelity Management Trust Company, as Trustee for shares held in the Plan. The Trustee will vote all shares as instructed by Plan participants, and the shares for which the Trustee does not receive timely voting instructions will be voted by the Trustee in the same proportion as the shares held under the Plan for which the Trustee receives voting instructions.

Please date, sign and mail promptly if you are not voting by telephone or Internet.